OMB APPROVAL

OMB Number: 3235-0570

Expires: September 30, 2026

Estimated average burden hours per response...7.78

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711

(Address of principal executive offices)(Zip code)

Steve J. Fredricks

Chief Legal Officer & Chief Compliance Officer

550 Science Drive

Madison, WI 53711

(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

Annual Shareholder Report October 31, 2025

Conservative Allocation Fund Class A

MCNAX

Fund Overview

This annual shareholder report contains important information about Conservative Allocation Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$74	0.71%

How did the Fund perform last year and what affected its performance?

All three major asset classes posted positive results over the trailing twelve months, led by international equities, then US equities, followed by fixed income. The primary driver of the relative underperformance was attributable to positioning within US Equities. The fund was underweight mega-cap and high-beta stocks, which significantly outperformed more attractively valued and higher-quality stocks that were emphasized in the fund. Results within international equities were mixed as overweight positions in Asian emerging markets and Japan were additive; however, this positive impact was offset by exposure to broader European equities. The fund benefited from strong results within fixed income, specifically an overweight to the securitized sector as well as strong performance from a core fixed income holding.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Conservative Allocation Fund Class A	MCNAX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	7.64%	2.46%	3.85%
Class A with load[2]	1.40%	1.26%	3.23%
Conservative Allocation Fund Custom Index[3]	11.66%	5.09%	5.62%
ICE BofA U.S. Corporate, Government & Mortgage Index[4]	6.13%	(0.33%)	1.89%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000 Index and 10.5% MSCI ACWI ex-US Index.
[4]	The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the US investment grade bond markets. The index is a capitalization-weighted aggregation of outstanding US treasury, agency, and supranational mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$37,458,689
# of Portfolio Holdings	19
Portfolio Turnover Rate	30%
Total Advisory Fees Paid	$80,493

What does the Fund invest in?

The Fund invested primarily in shares of other registered investment companies. The Fund’s total net assets were allocated among various asset classes and underlying funds, with target allocations over time of approximately 35% equity investments and 65% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Core Bond Fund, Class R6	45.0%
Invesco S&P 500 Quality ETF	7.7%
Janus Henderson Mortgage-Backed Securities ETF	7.3%
Distillate U.S. Fundamental Stability & Value ETF	5.2%
Schwab Intermediate-Term U.S. Treasury ETF	5.1%
Madison Large Cap Fund, Class R6	3.5%
iShares MSCI Emerging Markets Asia ETF	3.3%
Vanguard FTSE Europe ETF	3.2%
Vanguard Information Technology ETF	3.1%
State Street SPDR S&P Bank ETF	2.6%

Portfolio Allocation (% of Net Assets)

Investment Companies	48.6%
Exchange Traded Funds	48.1%
Short-Term Investments	13.7%
Other Assets and Liabilities, Net	(10.4%)

Conservative Allocation Fund Class A	MCNAX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Conservative Allocation Fund Class A	MCNAX

Annual Shareholder Report October 31, 2025

Moderate Allocation Fund Class A

MMDAX

Fund Overview

This annual shareholder report contains important information about Moderate Allocation Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$74	0.71%

How did the Fund perform last year and what affected its performance?

All three major asset classes posted positive results over the trailing twelve months, led by international equities, then US equities, followed by fixed income. The primary driver of the relative underperformance was attributable to positioning within US Equities. The fund was underweight mega-cap and high-beta stocks, which significantly outperformed more attractively valued and higher-quality stocks that were emphasized in the fund. Results within international equities were mixed as overweight positions in Asian emerging markets and Japan were additive; however, this positive impact was offset by exposure to broader European equities. The fund benefited from strong results within fixed income, specifically an overweight to the securitized sector as well as strong performance from a core fixed income holding.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Moderate Allocation Fund Class A	MMDAX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	9.28%	4.76%	5.53%
Class A with load[2]	3.00%	3.53%	4.91%
Moderate Allocation Fund Custom Index[3]	15.66%	8.93%	8.21%
S&P 500® Index[4]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The Moderate Allocation Fund Custom Index consists of 42% Russell 3000 Index, 40% Bloomberg Barclays US Aggregate Bond Index and 18% MSCI ACWI ex-US Index.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$88,094,435
# of Portfolio Holdings	18
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$179,469

What does the Fund invest in?

The Fund invested primarily in shares of other registered investment companies. The Fund’s total net assets were allocated among various asset classes and underlying funds, with target allocations over time of approximately 60% equity investments and 40% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Core Bond Fund, Class R6	27.6%
Invesco S&P 500 Quality ETF	11.6%
Distillate U.S. Fundamental Stability & Value ETF	7.9%
Madison Large Cap Fund, Class R6	7.0%
Vanguard Information Technology ETF	6.6%
Vanguard FTSE Europe ETF	5.7%
iShares MSCI Emerging Markets Asia ETF	5.6%
State Street SPDR S&P Bank ETF	4.7%
Janus Henderson Mortgage-Backed Securities ETF	4.6%
Schwab Intermediate-Term U.S. Treasury ETF	4.1%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	62.3%
Investment Companies	34.6%
Short-Term Investments	11.8%
Other Assets and Liabilities, Net	(8.7%)

Moderate Allocation Fund Class A	MMDAX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Moderate Allocation Fund Class A	MMDAX

Annual Shareholder Report October 31, 2025

Aggressive Allocation Fund Class A

MAGSX

Fund Overview

This annual shareholder report contains important information about Aggressive Allocation Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$74	0.71%

How did the Fund perform last year and what affected its performance?

All three major asset classes posted positive results over the trailing twelve months, led by international equities, then US equities, followed by fixed income. The primary driver of the relative underperformance was attributable to positioning within US Equities. The fund was underweight mega-cap and high-beta stocks, which significantly outperformed more attractively valued and higher-quality stocks that were emphasized in the fund. Results within international equities were mixed as overweight positions in Asian emerging markets and Japan were additive; however, this positive impact was offset by exposure to broader European equities. The fund benefited from a slight underweight to the fixed income asset class and also benefited from an overweight to the securitized sector.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Aggressive Allocation Fund Class A	MAGSX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	10.20%	6.41%	6.69%
Class A with load[2]	3.89%	5.16%	6.06%
Aggressive Allocation Fund Custom Index[3]	18.91%	12.03%	10.23%
S&P 500® Index[4]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000 Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg Barclays US Aggregate Bond Index.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$55,001,487
# of Portfolio Holdings	17
Portfolio Turnover Rate	45%
Total Advisory Fees Paid	$107,252

What does the Fund invest in?

The Fund invested primarily in shares of other registered investment companies. The Fund’s total net assets were allocated among various asset classes and underlying funds, with target allocations over time of approximately 80% equity investments and 20% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Core Bond Fund, Class R6	14.3%
Invesco S&P 500 Quality ETF	13.6%
Distillate U.S. Fundamental Stability & Value ETF	11.3%
Madison Large Cap Fund, Class R6	10.5%
Vanguard FTSE Europe ETF	8.4%
Vanguard Information Technology ETF	8.4%
iShares MSCI Emerging Markets Asia ETF	7.1%
State Street SPDR S&P Bank ETF	6.3%
iShares Core S&P Small-Cap ETF	4.5%
Vanguard FTSE All-World ex-U.S. ETF	3.7%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	72.4%
Investment Companies	24.8%
Short-Term Investments	12.7%
Other Assets and Liabilities, Net	(9.9%)

Aggressive Allocation Fund Class A	MAGSX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Aggressive Allocation Fund Class A	MAGSX

Annual Shareholder Report October 31, 2025

Diversified Income Fund Class A

MBLAX

Fund Overview

This annual shareholder report contains important information about Diversified Income Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$68	0.66%

How did the Fund perform last year and what affected its performance?

The trailing twelve months have proved favorable for fixed income investors as intermediate-term investment grade bonds posted strong absolute returns. However, absolute returns for dividend paying stocks over the same period were challenged, with the benchmark having posted a slightly negative return.  The fund benefited from strong results within the fixed income allocation, with positioning in the securitized sector and corporate credit delivering favorable results relative to the benchmark. Positioning within equities was not as favorable, as the hedged equity position lagged during the time period and performance across dividend strategies was mixed.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Diversified Income Fund Class A	MBLAX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	4.89%	5.65%	6.40%
Class A with load[2]	(1.14%)	4.41%	5.77%
Madison Diversifed Income Custom Bechmark Index[3]	5.09%	6.07%	5.91%
S&P 500® Index[4]	21.45%	17.64%	14.64%
ICE BofA U.S. Corporate, Government & Mortgage Index[5]	6.13%	(0.33%)	1.89%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The Diversified Income Custom Benchmark consists of 50% Bloomberg US Intermediate Aggregate Bond Index; 30% Dow Jones US Dividend 100 Index; 20% CBOE S&P 500 BuyWrite Index.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.
[5]	The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the US investment grade bond markets. The index is a capitalization-weighted aggregation of outstanding US treasury, agency, and supranational mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$116,057,991
# of Portfolio Holdings	17
Portfolio Turnover Rate	24%
Total Advisory Fees Paid	$257,952

What does the Fund invest in?

The Fund invested primarily in shares of other registered investment companies. The Fund’s total net assets were allocated among various asset classes and underlying funds, with target allocations over time of approximately 50% equity investments and 50% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Short-Term Strategic Income ETF	24.2%
Madison Dividend Value ETF	19.6%
Madison Aggregate Bond ETF	15.9%
Madison Covered Call ETF	15.7%
State Street SPDR Portfolio High Yield Bond ETF	10.7%
Janus Henderson Mortgage-Backed Securities ETF	4.4%
Schwab U.S. Dividend Equity ETF	4.0%
Global X MLP ETF	3.6%
iShares 5-10 Year Investment Grade Corporate Bond ETF	1.3%
Federal National Mortgage Association, 7.000%, due 11/01/31	0.0%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	99.4%
Short-Term Investments	5.5%
Mortgage Backed Securities	0.0%
Commercial Mortgage-Backed Securities	0.0%
Other Assets and Liabilities, Net	(4.9%)

Diversified Income Fund Class A	MBLAX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Diversified Income Fund Class A	MBLAX

Annual Shareholder Report October 31, 2025

Tax-Free National Fund Class Y

GTFHX

Fund Overview

This annual shareholder report contains important information about Tax-Free National Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$75	0.74%

How did the Fund perform last year and what affected its performance?

During the fund’s fiscal year, the municipal market posted modest gains in comparison to the US Treasury market. While 10-year Treasury yields have declined precipitously since January, municipal yields have not kept pace. A deluge of municipal new issuance supply, already at a record high for 2025, and continuing concerns related to fiscal funding at the federal level has resulted in a cautious tone from investors. In fact, municipal total returns were basically flat through August 2025 at which time ratios to comparable Treasuries became historically elevated and a very steep yield curve compelled market participants to start allocating cash to longer dated tax-free offerings. The underperformance was primarily due to a shorter duration posture throughout the one-year period and an overweight to the shorter tenors of the yield curve.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Tax-Free National Fund Class Y	GTFHX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	3.75%	0.51%	1.67%
ICE BofA 1-22 Yr Municipal Securities Index[2]	4.49%	1.41%	2.38%
Bloomberg U.S. Aggregate Bond Index[3]	6.16%	(0.24%)	1.90%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The ICE BofA 1-22 Yr Municipal Securities Index tracks the performance of US dollar denominated investment grade tax-exempt debt publicly issued by US states and territories, their political subdivisions, in the US domestic market, with a remaining term to final maturity less than 22 years.
[3]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$18,885,938
# of Portfolio Holdings	64
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$74,660

What does the Fund invest in?

The Fund invested in intermediate and long-term bonds with average aggregate maturities of 7 to 15 years in municipal bonds that were exempt from federal income taxes.

Top Ten Holdings (% of Net Assets)

Mobile County, 5.000%, due 02/01/39	3.5%
City of Burlington WI, 4.000%, due 04/01/36	3.2%
Cook County School District No. 111 Burbank, 5.000%, due 12/01/35	3.0%
Medical Center Educational Building Corp., 5.000%, due 06/01/30	2.6%
Southampton County Industrial Development Authority, 5.000%, due 06/01/35	2.6%
West Virginia Economic Development Authority, 5.000%, due 07/01/37	2.4%
Eastern Kentucky University, 5.000%, due 04/01/33	2.4%
Hialeah Utility System, 5.000%, due 10/01/35	2.3%
El Paso County Facilities Corp., 5.000%, due 12/01/27	2.2%
Tulsa County Industrial Authority, 3.000%, due 02/01/31	2.1%

Portfolio Allocation (% of Net Assets)

Municipal Bonds	98.6%
Other Assets and Liabilities, Net	1.4%

Tax-Free National Fund Class Y	GTFHX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective September 2, 2025, the administrative services fee of the Fund was reduced from 0.35% to 0.20%.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Tax-Free National Fund Class Y	GTFHX

Annual Shareholder Report October 31, 2025

High Quality Bond Fund Class Y

MIIBX

Fund Overview

This annual shareholder report contains important information about High Quality Bond Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$52	0.50%

How did the Fund perform last year and what affected its performance?

During the fund’s recent fiscal year, U.S. fixed income markets posted welcome gains despite a challenging landscape marked by evolving policy initiatives, continued inflation concerns, and deteriorating labor market health. After shifting higher early in the period, interest rates declined steadily as the Fed focused on labor market weakness and resumed lowering the Fed Funds rate. The fund benefited from falling rates and healthy economic growth, which produced stable conditions in the corporate credit market. Looking forward, the Fed remains true to its dual mandate, and markets appear priced consistently with communicated policy. We expect the investment landscape to remain challenging as markets interpret incoming data and trade policies. However, at current levels, fixed income markets provide attractive yield, and though some volatility may occur in the months ahead, we believe opportunities will emerge to add meaningful yield and duration at attractive levels.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

High Quality Bond Fund Class Y	MIIBX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	5.42%	0.73%	1.47%
Bloomberg US Govt/Credit A+Interim USD Index[2]	5.93%	0.73%	1.89%
Bloomberg U.S. Aggregate Bond Index[3]	6.16%	(0.24%)	1.90%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Bloomberg US Intermediate Govt/Credit A+ Index measures the performance of US dollar denominated US Treasuries,government related and investment grade US corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.
[3]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$60,435,390
# of Portfolio Holdings	54
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$172,850

What does the Fund invest in?

The Fund invested in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments, while maintaining an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Notes, 4.875%, due 10/31/28	4.3%
U.S. Treasury Notes, 3.625%, due 05/31/28	4.1%
U.S. Treasury Notes, 4.500%, due 05/31/29	3.8%
U.S. Treasury Notes, 4.000%, due 07/31/30	3.8%
U.S. Treasury Notes, 4.000%, due 07/31/29	3.8%
U.S. Treasury Notes, 3.875%, due 11/30/29	3.8%
U.S. Treasury Notes, 3.875%, due 12/31/29	3.7%
U.S. Treasury Notes, 4.000%, due 06/30/28	3.6%
U.S. Treasury Notes, 4.000%, due 02/29/28	3.6%
U.S. Treasury Notes, 3.875%, due 09/30/29	3.5%

Portfolio Allocation (% of Net Assets)

U.S. Government and Agency Obligations	63.6%
Corporate Notes and Bonds	34.0%
Foreign Corporate Bonds	1.2%
Short-Term Investments	0.5%
Other Assets and Liabilities, Net	0.7%

High Quality Bond Fund Class Y	MIIBX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

High Quality Bond Fund Class Y	MIIBX

Annual Shareholder Report October 31, 2025

High Quality Bond Fund Class I

MIIRX

Fund Overview

This annual shareholder report contains important information about High Quality Bond Fund Class I for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$42	0.41%

How did the Fund perform last year and what affected its performance?

During the fund’s recent fiscal year, U.S. fixed income markets posted welcome gains despite a challenging landscape marked by evolving policy initiatives, continued inflation concerns, and deteriorating labor market health. After shifting higher early in the period, interest rates declined steadily as the Fed focused on labor market weakness and resumed lowering the Fed Funds rate. The fund benefited from falling rates and healthy economic growth, which produced stable conditions in the corporate credit market. Looking forward, the Fed remains true to its dual mandate, and markets appear priced consistently with communicated policy. We expect the investment landscape to remain challenging as markets interpret incoming data and trade policies. However, at current levels, fixed income markets provide attractive yield, and though some volatility may occur in the months ahead, we believe opportunities will emerge to add meaningful yield and duration at attractive levels.

Fund Performance

The chart below illustrates the total value of a hypothetical $250,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

High Quality Bond Fund Class I	MIIRX

Average Annual Total Returns (%)1

	1 Year	Since Inception 2/28/22
Class I	5.58%	2.16%
Bloomberg US Govt/Credit A+Interim USD Index[2]	5.93%	1.88%
Bloomberg U.S. Aggregate Bond Index[3]	6.16%	0.70%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Bloomberg US Intermediate Govt/Credit A+ Index measures the performance of US dollar denominated US Treasuries,government related and investment grade US corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.
[3]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$60,435,390
# of Portfolio Holdings	54
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$172,850

What does the Fund invest in?

The Fund invested in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments, while maintaining an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Notes, 4.875%, due 10/31/28	4.3%
U.S. Treasury Notes, 3.625%, due 05/31/28	4.1%
U.S. Treasury Notes, 4.500%, due 05/31/29	3.8%
U.S. Treasury Notes, 4.000%, due 07/31/30	3.8%
U.S. Treasury Notes, 4.000%, due 07/31/29	3.8%
U.S. Treasury Notes, 3.875%, due 11/30/29	3.8%
U.S. Treasury Notes, 3.875%, due 12/31/29	3.7%
U.S. Treasury Notes, 4.000%, due 06/30/28	3.6%
U.S. Treasury Notes, 4.000%, due 02/29/28	3.6%
U.S. Treasury Notes, 3.875%, due 09/30/29	3.5%

Portfolio Allocation (% of Net Assets)

U.S. Government and Agency Obligations	63.6%
Corporate Notes and Bonds	34.0%
Foreign Corporate Bonds	1.2%
Short-Term Investments	0.5%
Other Assets and Liabilities, Net	0.7%

High Quality Bond Fund Class I	MIIRX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

High Quality Bond Fund Class I	MIIRX

Annual Shareholder Report October 31, 2025

Core Bond Fund Class A

MBOAX

Fund Overview

This annual shareholder report contains important information about Core Bond Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$85	0.83%

How did the Fund perform last year and what affected its performance?

During the fund’s fiscal year, U.S. fixed income markets delivered solid gains amid shifting monetary and fiscal dynamics. Short-term and intermediate Treasury yields declined following Federal Reserve rate cuts, while longer-term yields moved higher, reflecting increased fiscal concerns. These crosscurrents contributed to a meaningful steepening of the 2- to 10-year Treasury curve. Risk assets performed well, with corporate credit spreads tightening modestly over the period and agency mortgage-backed securities tightening and outperforming corporate credit. Against this backdrop, Treasury and agency mortgage-backed segments generated solid returns. Within the fund, yield-curve positioning was additive to relative performance, as was security selection within agency mortgage-backed holdings.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Core Bond Fund Class A	MBOAX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	5.86%	(0.17%)	1.86%
Class A with load[2]	1.04%	(1.09%)	1.39%
Bloomberg U.S. Aggregate Bond Index[3]	6.16%	(0.24%)	1.90%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 4.50% for class A shares.
[3]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$222,002,324
# of Portfolio Holdings	389
Portfolio Turnover Rate	10%
Total Advisory Fees Paid	$747,916

What does the Fund invest in?

The Fund invested primary in fixed income securities such as Corporate, U.S. Government, Foreign, Non-Rated debt securities. In additional the fund also invested in asset backed, mortgage-backed and commercial mortgage-backed securities.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Notes, 4.625%, due 09/30/28	2.8%
U.S. Treasury Notes, 4.000%, due 02/29/28	2.3%
U.S. Treasury Notes, 4.375%, due 05/15/34	2.0%
U.S. Treasury Notes, 4.125%, due 11/15/32	1.9%
U.S. Treasury Notes, 4.250%, due 06/30/31	1.8%
U.S. Treasury Notes, 3.875%, due 11/30/29	1.8%
U.S. Treasury Bonds, 3.750%, due 08/15/41	1.7%
U.S. Treasury Notes, 4.000%, due 02/15/34	1.6%
U.S. Treasury Bonds, 4.625%, due 05/15/44	1.6%
Federal National Mortgage Association, 5.500%, due 07/01/53	1.4%

Portfolio Allocation (% of Net Assets)

Mortgage Backed Securities	35.1%
U.S. Government and Agency Obligations	28.5%
Corporate Notes and Bonds	24.1%
Collateralized Mortgage Obligations	5.0%
Foreign Corporate Bonds	2.3%
Asset Backed Securities	2.0%
Short-Term Investments	1.6%
Commercial Mortgage-Backed Securities	1.5%
Other Assets and Liabilities, Net	(0.1%)

Core Bond Fund Class A	MBOAX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective September 2, 2025, the management fee of the Fund was reduced from 0.39% to 0.25% and in connection therewith the Fund’s management fee breakpoints were eliminated.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Core Bond Fund Class A	MBOAX

Annual Shareholder Report October 31, 2025

Core Bond Fund Class Y

MBOYX

Fund Overview

This annual shareholder report contains important information about Core Bond Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$60	0.58%

How did the Fund perform last year and what affected its performance?

During the fund’s fiscal year, U.S. fixed income markets delivered solid gains amid shifting monetary and fiscal dynamics. Short-term and intermediate Treasury yields declined following Federal Reserve rate cuts, while longer-term yields moved higher, reflecting increased fiscal concerns. These crosscurrents contributed to a meaningful steepening of the 2- to 10-year Treasury curve. Risk assets performed well, with corporate credit spreads tightening modestly over the period and agency mortgage-backed securities tightening and outperforming corporate credit. Against this backdrop, Treasury and agency mortgage-backed segments generated solid returns. Within the fund, yield-curve positioning was additive to relative performance, as was security selection within agency mortgage-backed holdings.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Core Bond Fund Class Y	MBOYX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	6.16%	0.13%	2.13%
Bloomberg U.S. Aggregate Bond Index[2]	6.16%	(0.24%)	1.90%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$222,002,324
# of Portfolio Holdings	389
Portfolio Turnover Rate	10%
Total Advisory Fees Paid	$747,916

What does the Fund invest in?

The Fund invested primary in fixed income securities such as Corporate, U.S. Government, Foreign, Non-Rated debt securities. In additional the fund also invested in asset backed, mortgage-backed and commercial mortgage-backed securities.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Notes, 4.625%, due 09/30/28	2.8%
U.S. Treasury Notes, 4.000%, due 02/29/28	2.3%
U.S. Treasury Notes, 4.375%, due 05/15/34	2.0%
U.S. Treasury Notes, 4.125%, due 11/15/32	1.9%
U.S. Treasury Notes, 4.250%, due 06/30/31	1.8%
U.S. Treasury Notes, 3.875%, due 11/30/29	1.8%
U.S. Treasury Bonds, 3.750%, due 08/15/41	1.7%
U.S. Treasury Notes, 4.000%, due 02/15/34	1.6%
U.S. Treasury Bonds, 4.625%, due 05/15/44	1.6%
Federal National Mortgage Association, 5.500%, due 07/01/53	1.4%

Portfolio Allocation (% of Net Assets)

Mortgage Backed Securities	35.1%
U.S. Government and Agency Obligations	28.5%
Corporate Notes and Bonds	24.1%
Collateralized Mortgage Obligations	5.0%
Foreign Corporate Bonds	2.3%
Asset Backed Securities	2.0%
Short-Term Investments	1.6%
Commercial Mortgage-Backed Securities	1.5%
Other Assets and Liabilities, Net	(0.1%)

Core Bond Fund Class Y	MBOYX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective September 2, 2025, the management fee of the Fund was reduced from 0.39% to 0.25% and in connection therewith the Fund’s management fee breakpoints were eliminated.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Core Bond Fund Class Y	MBOYX

Annual Shareholder Report October 31, 2025

Core Bond Fund Class I

MBOIX

Fund Overview

This annual shareholder report contains important information about Core Bond Fund Class I for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$49	0.47%

How did the Fund perform last year and what affected its performance?

During the fund’s fiscal year, U.S. fixed income markets delivered solid gains amid shifting monetary and fiscal dynamics. Short-term and intermediate Treasury yields declined following Federal Reserve rate cuts, while longer-term yields moved higher, reflecting increased fiscal concerns. These crosscurrents contributed to a meaningful steepening of the 2- to 10-year Treasury curve. Risk assets performed well, with corporate credit spreads tightening modestly over the period and agency mortgage-backed securities tightening and outperforming corporate credit. Against this backdrop, Treasury and agency mortgage-backed segments generated solid returns. Within the fund, yield-curve positioning was additive to relative performance, as was security selection within agency mortgage-backed holdings.

Fund Performance

The chart below illustrates the total value of a hypothetical $250,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Core Bond Fund Class I	MBOIX

Average Annual Total Returns (%)1

	1 Year	Since Inception 2/26/21
Class I	6.30%	0.26%
Bloomberg U.S. Aggregate Bond Index[2]	6.16%	(0.03%)

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$222,002,324
# of Portfolio Holdings	389
Portfolio Turnover Rate	10%
Total Advisory Fees Paid	$747,916

What does the Fund invest in?

The Fund invested primary in fixed income securities such as Corporate, U.S. Government, Foreign, Non-Rated debt securities. In additional the fund also invested in asset backed, mortgage-backed and commercial mortgage-backed securities.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Notes, 4.625%, due 09/30/28	2.8%
U.S. Treasury Notes, 4.000%, due 02/29/28	2.3%
U.S. Treasury Notes, 4.375%, due 05/15/34	2.0%
U.S. Treasury Notes, 4.125%, due 11/15/32	1.9%
U.S. Treasury Notes, 4.250%, due 06/30/31	1.8%
U.S. Treasury Notes, 3.875%, due 11/30/29	1.8%
U.S. Treasury Bonds, 3.750%, due 08/15/41	1.7%
U.S. Treasury Notes, 4.000%, due 02/15/34	1.6%
U.S. Treasury Bonds, 4.625%, due 05/15/44	1.6%
Federal National Mortgage Association, 5.500%, due 07/01/53	1.4%

Portfolio Allocation (% of Net Assets)

Mortgage Backed Securities	35.1%
U.S. Government and Agency Obligations	28.5%
Corporate Notes and Bonds	24.1%
Collateralized Mortgage Obligations	5.0%
Foreign Corporate Bonds	2.3%
Asset Backed Securities	2.0%
Short-Term Investments	1.6%
Commercial Mortgage-Backed Securities	1.5%
Other Assets and Liabilities, Net	(0.1%)

Core Bond Fund Class I	MBOIX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective September 2, 2025, the management fee of the Fund was reduced from 0.39% to 0.25% and in connection therewith the Fund’s management fee breakpoints were eliminated.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Core Bond Fund Class I	MBOIX

Annual Shareholder Report October 31, 2025

Core Bond Fund Class R6

MBORX

Fund Overview

This annual shareholder report contains important information about Core Bond Fund Class R6 for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$41	0.40%

How did the Fund perform last year and what affected its performance?

During the fund’s fiscal year, U.S. fixed income markets delivered solid gains amid shifting monetary and fiscal dynamics. Short-term and intermediate Treasury yields declined following Federal Reserve rate cuts, while longer-term yields moved higher, reflecting increased fiscal concerns. These crosscurrents contributed to a meaningful steepening of the 2- to 10-year Treasury curve. Risk assets performed well, with corporate credit spreads tightening modestly over the period and agency mortgage-backed securities tightening and outperforming corporate credit. Against this backdrop, Treasury and agency mortgage-backed segments generated solid returns. Within the fund, yield-curve positioning was additive to relative performance, as was security selection within agency mortgage-backed holdings.

Fund Performance

The chart below illustrates the total value of a hypothetical $500,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Core Bond Fund Class R6	MBORX

Average Annual Total Returns (%)1

	1 Year	Since Inception 2/28/22
Class R6	6.27%	1.08%
Bloomberg U.S. Aggregate Bond Index[2]	6.16%	0.70%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$222,002,324
# of Portfolio Holdings	389
Portfolio Turnover Rate	10%
Total Advisory Fees Paid	$747,916

What does the Fund invest in?

The Fund invested primary in fixed income securities such as Corporate, U.S. Government, Foreign, Non-Rated debt securities. In additional the fund also invested in asset backed, mortgage-backed and commercial mortgage-backed securities.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Notes, 4.625%, due 09/30/28	2.8%
U.S. Treasury Notes, 4.000%, due 02/29/28	2.3%
U.S. Treasury Notes, 4.375%, due 05/15/34	2.0%
U.S. Treasury Notes, 4.125%, due 11/15/32	1.9%
U.S. Treasury Notes, 4.250%, due 06/30/31	1.8%
U.S. Treasury Notes, 3.875%, due 11/30/29	1.8%
U.S. Treasury Bonds, 3.750%, due 08/15/41	1.7%
U.S. Treasury Notes, 4.000%, due 02/15/34	1.6%
U.S. Treasury Bonds, 4.625%, due 05/15/44	1.6%
Federal National Mortgage Association, 5.500%, due 07/01/53	1.4%

Portfolio Allocation (% of Net Assets)

Mortgage Backed Securities	35.1%
U.S. Government and Agency Obligations	28.5%
Corporate Notes and Bonds	24.1%
Collateralized Mortgage Obligations	5.0%
Foreign Corporate Bonds	2.3%
Asset Backed Securities	2.0%
Short-Term Investments	1.6%
Commercial Mortgage-Backed Securities	1.5%
Other Assets and Liabilities, Net	(0.1%)

Core Bond Fund Class R6	MBORX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective September 2, 2025, the management fee of the Fund was reduced from 0.39% to 0.25% and in connection therewith the Fund’s management fee breakpoints were eliminated.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Core Bond Fund Class R6	MBORX

Annual Shareholder Report October 31, 2025

Covered Call & Equity Income Fund Class A

MENAX

Fund Overview

This annual shareholder report contains important information about Covered Call & Equity Income Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$127	1.26%

How did the Fund perform last year and what affected its performance?

With the Fund’s focus on income generation and risk limitation, its ability to keep up in a concentrated, high beta market was challenged. Given its defensive posture, it lagged as the market moved toward all-time highs early in the year. When sentiment soured from February to April due to tariff concerns, the Fund performed very well. Since that decline, however, the market refocused on “AI” and the surge in mega-cap growth stocks reaccelerated, bordering on parabolic. During that period, the Fund was unable to keep up. While sector positioning was fruitful during the downturn, it became a headwind due to overrepresentation in traditionally defensive Health Care and Consumer Staples. The Fund’s cash position also dragged on relative performance in an upward-trending market. Call option coverage remained high, and given the hedged nature of covered call writing, was detractive relative to the long-only market. Income generation has remained strong.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Covered Call & Equity Income Fund Class A	MENAX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	1.62%	10.21%	7.33%
Class A with load[2]	(4.19%)	8.90%	6.70%
CBOE S&P 500 BuyWrite BXM PR USD[3]	11.48%	10.91%	6.88%
S&P 500® Index[4]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e., holding a long position in and selling covered call options on that position) on the S&P 500 Index.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$197,126,212
# of Portfolio Holdings	73
Portfolio Turnover Rate	78%
Total Advisory Fees Paid	$1,815,053

What does the Fund invest in?

The Fund invested in large- and mid-cap U.S. equities, as defined by the S&P 500 and Russell Midcap Index, respectively. To generate additional income, the Fund employed a covered call strategy, selling call options on some of its holdings to provide investment income and downside protection while maintaining equity exposure.

Top Ten Holdings (% of Net Assets)

AES Corp.	4.2%
Las Vegas Sands Corp.	4.2%
Danaher Corp.	4.0%
PepsiCo, Inc.	3.8%
Transocean Ltd.	3.3%
Agilent Technologies, Inc.	3.2%
ConocoPhillips	3.1%
CME Group, Inc.	3.1%
CVS Health Corp.	3.1%
Honeywell International, Inc.	3.1%

Sector Allocation (% of Net Assets)

Short-Term Investments	19.0%
Health Care	14.1%
Consumer Staples	11.6%
Energy	11.5%
Information Technology	11.3%
Financials	11.1%
Consumer Discretionary	9.4%
Industrials	4.6%
Utilities	4.2%
Communication Services	2.5%
Equity Real Estate Investment Trusts (REITs)	1.5%
Other investments less than 1%	0.2%
Other Assets and Liabilities, Net	(1.0%)

Covered Call & Equity Income Fund Class A	MENAX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Covered Call & Equity Income Fund Class A	MENAX

Annual Shareholder Report October 31, 2025

Covered Call & Equity Income Fund Class Y

MENYX

Fund Overview

This annual shareholder report contains important information about Covered Call & Equity Income Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$102	1.01%

How did the Fund perform last year and what affected its performance?

With the Fund’s focus on income generation and risk limitation, its ability to keep up in a concentrated, high beta market was challenged. Given its defensive posture, it lagged as the market moved toward all-time highs early in the year. When sentiment soured from February to April due to tariff concerns, the Fund performed very well. Since that decline, however, the market refocused on “AI” and the surge in mega-cap growth stocks reaccelerated, bordering on parabolic. During that period, the Fund was unable to keep up. While sector positioning was fruitful during the downturn, it became a headwind due to overrepresentation in traditionally defensive Health Care and Consumer Staples. The Fund’s cash position also dragged on relative performance in an upward-trending market. Call option coverage remained high, and given the hedged nature of covered call writing, was detractive relative to the long-only market. Income generation has remained strong.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Covered Call & Equity Income Fund Class Y	MENYX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	1.80%	10.49%	7.60%
CBOE S&P 500 BuyWrite BXM PR USD[2]	11.48%	10.91%	6.88%
S&P 500® Index[3]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e., holding a long position in and selling covered call options on that position) on the S&P 500 Index.
[3]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$197,126,212
# of Portfolio Holdings	73
Portfolio Turnover Rate	78%
Total Advisory Fees Paid	$1,815,053

What does the Fund invest in?

The Fund invested in large- and mid-cap U.S. equities, as defined by the S&P 500 and Russell Midcap Index, respectively. To generate additional income, the Fund employed a covered call strategy, selling call options on some of its holdings to provide investment income and downside protection while maintaining equity exposure.

Top Ten Holdings (% of Net Assets)

AES Corp.	4.2%
Las Vegas Sands Corp.	4.2%
Danaher Corp.	4.0%
PepsiCo, Inc.	3.8%
Transocean Ltd.	3.3%
Agilent Technologies, Inc.	3.2%
ConocoPhillips	3.1%
CME Group, Inc.	3.1%
CVS Health Corp.	3.1%
Honeywell International, Inc.	3.1%

Sector Allocation (% of Net Assets)

Short-Term Investments	19.0%
Health Care	14.1%
Consumer Staples	11.6%
Energy	11.5%
Information Technology	11.3%
Financials	11.1%
Consumer Discretionary	9.4%
Industrials	4.6%
Utilities	4.2%
Communication Services	2.5%
Equity Real Estate Investment Trusts (REITs)	1.5%
Other investments less than 1%	0.2%
Other Assets and Liabilities, Net	(1.0%)

Covered Call & Equity Income Fund Class Y	MENYX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Covered Call & Equity Income Fund Class Y	MENYX

Annual Shareholder Report October 31, 2025

Covered Call & Equity Income Fund Class I

MENIX

Fund Overview

This annual shareholder report contains important information about Covered Call & Equity Income Fund Class I for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$97	0.96%

How did the Fund perform last year and what affected its performance?

With the Fund’s focus on income generation and risk limitation, its ability to keep up in a concentrated, high beta market was challenged. Given its defensive posture, it lagged as the market moved toward all-time highs early in the year. When sentiment soured from February to April due to tariff concerns, the Fund performed very well. Since that decline, however, the market refocused on “AI” and the surge in mega-cap growth stocks reaccelerated, bordering on parabolic. During that period, the Fund was unable to keep up. While sector positioning was fruitful during the downturn, it became a headwind due to overrepresentation in traditionally defensive Health Care and Consumer Staples. The Fund’s cash position also dragged on relative performance in an upward-trending market. Call option coverage remained high, and given the hedged nature of covered call writing, was detractive relative to the long-only market. Income generation has remained strong.

Fund Performance

The chart below illustrates the total value of a hypothetical $250,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Covered Call & Equity Income Fund Class I	MENIX

Average Annual Total Returns (%)1

	1 Year	Since Inception 2/28/22
Class I	1.81%	6.19%
CBOE S&P 500 BuyWrite BXM PR USD[2]	11.48%	7.17%
S&P 500® Index[3]	21.45%	14.67%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e., holding a long position in and selling covered call options on that position) on the S&P 500 Index.
[3]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$197,126,212
# of Portfolio Holdings	73
Portfolio Turnover Rate	78%
Total Advisory Fees Paid	$1,815,053

What does the Fund invest in?

The Fund invested in large- and mid-cap U.S. equities, as defined by the S&P 500 and Russell Midcap Index, respectively. To generate additional income, the Fund employed a covered call strategy, selling call options on some of its holdings to provide investment income and downside protection while maintaining equity exposure.

Top Ten Holdings (% of Net Assets)

AES Corp.	4.2%
Las Vegas Sands Corp.	4.2%
Danaher Corp.	4.0%
PepsiCo, Inc.	3.8%
Transocean Ltd.	3.3%
Agilent Technologies, Inc.	3.2%
ConocoPhillips	3.1%
CME Group, Inc.	3.1%
CVS Health Corp.	3.1%
Honeywell International, Inc.	3.1%

Sector Allocation (% of Net Assets)

Short-Term Investments	19.0%
Health Care	14.1%
Consumer Staples	11.6%
Energy	11.5%
Information Technology	11.3%
Financials	11.1%
Consumer Discretionary	9.4%
Industrials	4.6%
Utilities	4.2%
Communication Services	2.5%
Equity Real Estate Investment Trusts (REITs)	1.5%
Other investments less than 1%	0.2%
Other Assets and Liabilities, Net	(1.0%)

Covered Call & Equity Income Fund Class I	MENIX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Covered Call & Equity Income Fund Class I	MENIX

Annual Shareholder Report October 31, 2025

Covered Call & Equity Income Fund Class R6

MENRX

Fund Overview

This annual shareholder report contains important information about Covered Call & Equity Income Fund Class R6 for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$89	0.88%

How did the Fund perform last year and what affected its performance?

With the Fund’s focus on income generation and risk limitation, its ability to keep up in a concentrated, high beta market was challenged. Given its defensive posture, it lagged as the market moved toward all-time highs early in the year. When sentiment soured from February to April due to tariff concerns, the Fund performed very well. Since that decline, however, the market refocused on “AI” and the surge in mega-cap growth stocks reaccelerated, bordering on parabolic. During that period, the Fund was unable to keep up. While sector positioning was fruitful during the downturn, it became a headwind due to overrepresentation in traditionally defensive Health Care and Consumer Staples. The Fund’s cash position also dragged on relative performance in an upward-trending market. Call option coverage remained high, and given the hedged nature of covered call writing, was detractive relative to the long-only market. Income generation has remained strong.

Fund Performance

The chart below illustrates the total value of a hypothetical $500,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Covered Call & Equity Income Fund Class R6	MENRX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class R6	1.90%	10.63%	7.74%
CBOE S&P 500 BuyWrite BXM PR USD[2]	11.48%	10.91%	6.88%
S&P 500® Index[3]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e., holding a long position in and selling covered call options on that position) on the S&P 500 Index.
[3]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$197,126,212
# of Portfolio Holdings	73
Portfolio Turnover Rate	78%
Total Advisory Fees Paid	$1,815,053

What does the Fund invest in?

The Fund invested in large- and mid-cap U.S. equities, as defined by the S&P 500 and Russell Midcap Index, respectively. To generate additional income, the Fund employed a covered call strategy, selling call options on some of its holdings to provide investment income and downside protection while maintaining equity exposure.

Top Ten Holdings (% of Net Assets)

AES Corp.	4.2%
Las Vegas Sands Corp.	4.2%
Danaher Corp.	4.0%
PepsiCo, Inc.	3.8%
Transocean Ltd.	3.3%
Agilent Technologies, Inc.	3.2%
ConocoPhillips	3.1%
CME Group, Inc.	3.1%
CVS Health Corp.	3.1%
Honeywell International, Inc.	3.1%

Sector Allocation (% of Net Assets)

Short-Term Investments	19.0%
Health Care	14.1%
Consumer Staples	11.6%
Energy	11.5%
Information Technology	11.3%
Financials	11.1%
Consumer Discretionary	9.4%
Industrials	4.6%
Utilities	4.2%
Communication Services	2.5%
Equity Real Estate Investment Trusts (REITs)	1.5%
Other investments less than 1%	0.2%
Other Assets and Liabilities, Net	(1.0%)

Covered Call & Equity Income Fund Class R6	MENRX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Covered Call & Equity Income Fund Class R6	MENRX

Annual Shareholder Report October 31, 2025

Dividend Income Fund Class A

MADAX

Fund Overview

This annual shareholder report contains important information about Dividend Income Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$118	1.16%

How did the Fund perform last year and what affected its performance?

Relative to the index, sector allocation and stock selection were detractive to results.  For sector allocation, an underweight position in Technology and an overweight position in Energy negatively impacted performance.  In terms of stock selection, there were positive results in Financials and Health Care, which was more than offset by weakness in Consumer Discretionary, Technology, Communication Services, and Industrials.  Notable outperforming stocks were T.E Connectivity (TEL), Morgan Stanley (MS), J.P. Morgan (JPM), Caterpillar (CAT) and Cummins (CMI).  Notable underperforming stocks were Comcast (CMCSA), Texas Instruments (TXN), Elevance Health (ELV), Automatic Data Processing (ADP) and EOG Resources (EOG).  The fund continues to hold all stocks mentioned except for CMCSA.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Dividend Income Fund Class A	MADAX

Average Annual Total Returns (%)1

	1 Year	5 Years	Since Inception 5/29/2020
Class A	3.12%	8.53%	8.73%
Class A with load[2]	(2.82%)	7.25%	7.55%
Russell 1000® Value Index[3]	11.15%	14.28%	13.83%
Lipper Equity Income Funds Index[4]	10.86%	13.72%	13.30%
S&P 500® Index[5]	21.45%	17.64%	17.87%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The Russell 1000 Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[4]	The Lipper US Index - Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.
[5]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$111,605,419
# of Portfolio Holdings	40
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$880,426

What does the Fund invest in?

The Fund invested in equity securities with a market capitalization of over a $1 billion and a history of paying dividends.

Top Ten Holdings (% of Net Assets)

Johnson & Johnson	4.6%
Morgan Stanley	4.3%
NextEra Energy, Inc.	4.1%
Blackrock, Inc.	3.9%
Chevron Corp.	3.6%
CME Group, Inc.	3.5%
Home Depot, Inc.	3.5%
TE Connectivity PLC	3.3%
Honeywell International, Inc.	3.2%
Medtronic PLC	3.1%

Sector Allocation (% of Net Assets)

Industrials	19.8%
Financials	19.3%
Health Care	14.9%
Information Technology	10.3%
Consumer Discretionary	10.2%
Energy	9.0%
Consumer Staples	7.1%
Utilities	4.1%
Equity Real Estate Investment Trusts (REITs)	2.3%
Materials	1.8%
Short-Term Investments	1.4%
Other Assets and Liabilities, Net	(0.2%)

Dividend Income Fund Class A	MADAX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Dividend Income Fund Class A	MADAX

Annual Shareholder Report October 31, 2025

Dividend Income Fund Class Y

BHBFX

Fund Overview

This annual shareholder report contains important information about Dividend Income Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$93	0.91%

How did the Fund perform last year and what affected its performance?

Relative to the index, sector allocation and stock selection were detractive to results. For sector allocation, an underweight position in Technology and an overweight position in Energy negatively impacted performance. In terms of stock selection, there were positive results in Financials and Health Care, which was more than offset by weakness in Consumer Discretionary, Technology, Communication Services, and Industrials. Notable outperforming stocks were T.E Connectivity (TEL), Morgan Stanley (MS), J.P. Morgan (JPM), Caterpillar (CAT) and Cummins (CMI). Notable underperforming stocks were Comcast (CMCSA), Texas Instruments (TXN), Elevance Health (ELV), Automatic Data Processing (ADP) and EOG Resources (EOG). The fund continues to hold all stocks mentioned except for CMCSA.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Dividend Income Fund Class Y	BHBFX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	3.41%	8.80%	9.19%
Russell 1000® Value Index[2]	11.15%	14.28%	9.97%
Lipper Equity Income Funds Index[3]	10.86%	13.72%	10.29%
S&P 500® Index[4]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell 1000 Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[3]	The Lipper US Index - Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$111,605,419
# of Portfolio Holdings	40
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$880,426

What does the Fund invest in?

The Fund invested in equity securities with a market capitalization of over a $1 billion and a history of paying dividends.

Top Ten Holdings (% of Net Assets)

Johnson & Johnson	4.6%
Morgan Stanley	4.3%
NextEra Energy, Inc.	4.1%
Blackrock, Inc.	3.9%
Chevron Corp.	3.6%
CME Group, Inc.	3.5%
Home Depot, Inc.	3.5%
TE Connectivity PLC	3.3%
Honeywell International, Inc.	3.2%
Medtronic PLC	3.1%

Sector Allocation (% of Net Assets)

Industrials	19.8%
Financials	19.3%
Health Care	14.9%
Information Technology	10.3%
Consumer Discretionary	10.2%
Energy	9.0%
Consumer Staples	7.1%
Utilities	4.1%
Equity Real Estate Investment Trusts (REITs)	2.3%
Materials	1.8%
Short-Term Investments	1.4%
Other Assets and Liabilities, Net	(0.2%)

Dividend Income Fund Class Y	BHBFX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Dividend Income Fund Class Y	BHBFX

Annual Shareholder Report October 31, 2025

Dividend Income Fund Class I

MDMIX

Fund Overview

This annual shareholder report contains important information about Dividend Income Fund Class I for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$83	0.81%

How did the Fund perform last year and what affected its performance?

Relative to the index, sector allocation and stock selection were detractive to results. For sector allocation, an underweight position in Technology and an overweight position in Energy negatively impacted performance. In terms of stock selection, there were positive results in Financials and Health Care, which was more than offset by weakness in Consumer Discretionary, Technology, Communication Services, and Industrials. Notable outperforming stocks were T.E Connectivity (TEL), Morgan Stanley (MS), J.P. Morgan (JPM), Caterpillar (CAT) and Cummins (CMI). Notable underperforming stocks were Comcast (CMCSA), Texas Instruments (TXN), Elevance Health (ELV), Automatic Data Processing (ADP) and EOG Resources (EOG). The fund continues to hold all stocks mentioned except for CMCSA.

Fund Performance

The chart below illustrates the total value of a hypothetical $250,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Dividend Income Fund Class I	MDMIX

Average Annual Total Returns (%)1

	1 Year	5 Years	Since Inception 8/31/20
Class I	3.49%	8.91%	7.85%
Russell 1000® Value Index[2]	11.15%	14.28%	12.95%
Lipper Equity Income Funds Index[3]	10.86%	13.72%	12.28%
S&P 500® Index[4]	21.45%	17.64%	15.55%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell 1000 Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[3]	The Lipper US Index - Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$111,605,419
# of Portfolio Holdings	40
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$880,426

What does the Fund invest in?

The Fund invested in equity securities with a market capitalization of over a $1 billion and a history of paying dividends.

Top Ten Holdings (% of Net Assets)

Johnson & Johnson	4.6%
Morgan Stanley	4.3%
NextEra Energy, Inc.	4.1%
Blackrock, Inc.	3.9%
Chevron Corp.	3.6%
CME Group, Inc.	3.5%
Home Depot, Inc.	3.5%
TE Connectivity PLC	3.3%
Honeywell International, Inc.	3.2%
Medtronic PLC	3.1%

Sector Allocation (% of Net Assets)

Industrials	19.8%
Financials	19.3%
Health Care	14.9%
Information Technology	10.3%
Consumer Discretionary	10.2%
Energy	9.0%
Consumer Staples	7.1%
Utilities	4.1%
Equity Real Estate Investment Trusts (REITs)	2.3%
Materials	1.8%
Short-Term Investments	1.4%
Other Assets and Liabilities, Net	(0.2%)

Dividend Income Fund Class I	MDMIX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Dividend Income Fund Class I	MDMIX

Annual Shareholder Report October 31, 2025

Dividend Income Fund Class R6

MADRX

Fund Overview

This annual shareholder report contains important information about Dividend Income Fund Class R6 for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$74	0.73%

How did the Fund perform last year and what affected its performance?

Relative to the index, sector allocation and stock selection were detractive to results. For sector allocation, an underweight position in Technology and an overweight position in Energy negatively impacted performance. In terms of stock selection, there were positive results in Financials and Health Care, which was more than offset by weakness in Consumer Discretionary, Technology, Communication Services, and Industrials. Notable outperforming stocks were T.E Connectivity (TEL), Morgan Stanley (MS), J.P. Morgan (JPM), Caterpillar (CAT) and Cummins (CMI). Notable underperforming stocks were Comcast (CMCSA), Texas Instruments (TXN), Elevance Health (ELV), Automatic Data Processing (ADP) and EOG Resources (EOG). The fund continues to hold all stocks mentioned except for CMCSA.

Fund Performance

The chart below illustrates the total value of a hypothetical $500,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Dividend Income Fund Class R6	MADRX

Average Annual Total Returns (%)1

	1 Year	Since Inception 2/28/22
Class R6	3.64%	3.91%
Russell 1000® Value Index[2]	11.15%	8.95%
Lipper Equity Income Funds Index[3]	10.86%	9.07%
S&P 500® Index[4]	21.45%	14.67%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell 1000 Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[3]	The Lipper US Index - Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$111,605,419
# of Portfolio Holdings	40
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$880,426

What does the Fund invest in?

The Fund invested in equity securities with a market capitalization of over a $1 billion and a history of paying dividends.

Top Ten Holdings (% of Net Assets)

Johnson & Johnson	4.6%
Morgan Stanley	4.3%
NextEra Energy, Inc.	4.1%
Blackrock, Inc.	3.9%
Chevron Corp.	3.6%
CME Group, Inc.	3.5%
Home Depot, Inc.	3.5%
TE Connectivity PLC	3.3%
Honeywell International, Inc.	3.2%
Medtronic PLC	3.1%

Sector Allocation (% of Net Assets)

Industrials	19.8%
Financials	19.3%
Health Care	14.9%
Information Technology	10.3%
Consumer Discretionary	10.2%
Energy	9.0%
Consumer Staples	7.1%
Utilities	4.1%
Equity Real Estate Investment Trusts (REITs)	2.3%
Materials	1.8%
Short-Term Investments	1.4%
Other Assets and Liabilities, Net	(0.2%)

Dividend Income Fund Class R6	MADRX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Dividend Income Fund Class R6	MADRX

Annual Shareholder Report October 31, 2025

Large Cap Fund Class A

MNVAX

Fund Overview

This annual shareholder report contains important information about Large Cap Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$117	1.16%

How did the Fund perform last year and what affected its performance?

The Madison Large Cap fund trailed the S&P 500, during the fund’s fiscal 2025. The past year was largely dominated by two forces- AI and President Trump. During the first half of the fiscal year, the portfolio performed well, both relative and absolute. The second half was challenging. Shortly after Trump’s ‘Liberation Day’ the market’s character changed to speculative- which only intensified as the second half progressed. The Fund’s returns have historically trailed those of broader market indices during periods when the prevailing sentiment is speculative or risk-seeking. This most meaningfully detracted from performance in the IT sector, where AI is a force believed by some to have nearly limitless potential. Less anticipated was our poor relative performance in Financials, typically one of our strongest stock-picking sectors. We are disappointed to have lagged, but we remain focused on producing good results through a full market cycle rather than individual years.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Large Cap Fund Class A	MNVAX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	0.77%	11.67%	11.87%
Class A with load[2]	(5.02%)	10.36%	11.21%
S&P 500® Index[3]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$356,094,484
# of Portfolio Holdings	28
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$2,864,259

What does the Fund invest in?

The Fund invested primarily in common stocks of large-cap companies as defined as those in the S&P 500 Index.

Top Ten Holdings (% of Net Assets)

Alphabet, Inc., Class C	9.1%
Amazon.com, Inc.	6.4%
Arch Capital Group Ltd.	6.2%
Ferguson Enterprises, Inc.	5.8%
Parker-Hannifin Corp.	4.5%
Keysight Technologies, Inc.	4.4%
PACCAR, Inc.	4.4%
Danaher Corp.	4.4%
Texas Instruments, Inc.	4.1%
Visa, Inc., Class A	4.1%

Sector Allocation (% of Net Assets)

Financials	24.9%
Industrials	20.0%
Information Technology	18.5%
Consumer Discretionary	17.5%
Health Care	9.4%
Communication Services	9.0%
Other investments less than 1%	0.7%
Other Assets and Liabilities, Net	0.0%

Large Cap Fund Class A	MNVAX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective February 28, 2025, the Fund’s name changed from Madison Investors Fund to Madison Large Cap Fund and the Fund’s principal investment strategy was modified to comply with the amended Names Rules (Rule 35d-1).

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Large Cap Fund Class A	MNVAX

Annual Shareholder Report October 31, 2025

Large Cap Fund Class Y

MINVX

Fund Overview

This annual shareholder report contains important information about Large Cap Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$92	0.91%

How did the Fund perform last year and what affected its performance?

The Madison Large Cap fund trailed the S&P 500, during the fund’s fiscal 2025. The past year was largely dominated by two forces- AI and President Trump. During the first half of the fiscal year, the portfolio performed well, both relative and absolute. The second half was challenging. Shortly after Trump’s ‘Liberation Day’ the market’s character changed to speculative- which only intensified as the second half progressed. The Fund’s returns have historically trailed those of broader market indices during periods when the prevailing sentiment is speculative or risk-seeking. This most meaningfully detracted from performance in the IT sector, where AI is a force believed by some to have nearly limitless potential. Less anticipated was our poor relative performance in Financials, typically one of our strongest stock-picking sectors. We are disappointed to have lagged, but we remain focused on producing good results through a full market cycle rather than individual years.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Large Cap Fund Class Y	MINVX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	0.99%	11.95%	12.15%
S&P 500® Index[2]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$356,094,484
# of Portfolio Holdings	28
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$2,864,259

What does the Fund invest in?

The Fund invested primarily in common stocks of large-cap companies as defined as those in the S&P 500 Index.

Top Ten Holdings (% of Net Assets)

Alphabet, Inc., Class C	9.1%
Amazon.com, Inc.	6.4%
Arch Capital Group Ltd.	6.2%
Ferguson Enterprises, Inc.	5.8%
Parker-Hannifin Corp.	4.5%
Keysight Technologies, Inc.	4.4%
PACCAR, Inc.	4.4%
Danaher Corp.	4.4%
Texas Instruments, Inc.	4.1%
Visa, Inc., Class A	4.1%

Sector Allocation (% of Net Assets)

Financials	24.9%
Industrials	20.0%
Information Technology	18.5%
Consumer Discretionary	17.5%
Health Care	9.4%
Communication Services	9.0%
Other investments less than 1%	0.7%
Other Assets and Liabilities, Net	0.0%

Large Cap Fund Class Y	MINVX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective February 28, 2025, the Fund’s name changed from Madison Investors Fund to Madison Large Cap Fund and the Fund’s principal investment strategy was modified to comply with the amended Names Rules (Rule 35d-1).

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Large Cap Fund Class Y	MINVX

Annual Shareholder Report October 31, 2025

Large Cap Fund Class I

MIVIX

Fund Overview

This annual shareholder report contains important information about Large Cap Fund Class I for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$82	0.81%

How did the Fund perform last year and what affected its performance?

The Madison Large Cap fund trailed the S&P 500, during the fund’s fiscal 2025. The past year was largely dominated by two forces- AI and President Trump. During the first half of the fiscal year, the portfolio performed well, both relative and absolute. The second half was challenging. Shortly after Trump’s ‘Liberation Day’ the market’s character changed to speculative- which only intensified as the second half progressed. The Fund’s returns have historically trailed those of broader market indices during periods when the prevailing sentiment is speculative or risk-seeking. This most meaningfully detracted from performance in the IT sector, where AI is a force believed by some to have nearly limitless potential. Less anticipated was our poor relative performance in Financials, typically one of our strongest stock-picking sectors. We are disappointed to have lagged, but we remain focused on producing good results through a full market cycle rather than individual years.

Fund Performance

The chart below illustrates the total value of a hypothetical $250,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Large Cap Fund Class I	MIVIX

Average Annual Total Returns (%)1

	1 Year	5 Years	Since Inception 8/31/20
Class I	1.11%	12.06%	11.05%
S&P 500® Index[2]	21.45%	17.64%	15.55%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$356,094,484
# of Portfolio Holdings	28
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$2,864,259

What does the Fund invest in?

The Fund invested primarily in common stocks of large-cap companies as defined as those in the S&P 500 Index.

Top Ten Holdings (% of Net Assets)

Alphabet, Inc., Class C	9.1%
Amazon.com, Inc.	6.4%
Arch Capital Group Ltd.	6.2%
Ferguson Enterprises, Inc.	5.8%
Parker-Hannifin Corp.	4.5%
Keysight Technologies, Inc.	4.4%
PACCAR, Inc.	4.4%
Danaher Corp.	4.4%
Texas Instruments, Inc.	4.1%
Visa, Inc., Class A	4.1%

Sector Allocation (% of Net Assets)

Financials	24.9%
Industrials	20.0%
Information Technology	18.5%
Consumer Discretionary	17.5%
Health Care	9.4%
Communication Services	9.0%
Other investments less than 1%	0.7%
Other Assets and Liabilities, Net	0.0%

Large Cap Fund Class I	MIVIX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective February 28, 2025, the Fund’s name changed from Madison Investors Fund to Madison Large Cap Fund and the Fund’s principal investment strategy was modified to comply with the amended Names Rules (Rule 35d-1).

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Large Cap Fund Class I	MIVIX

Annual Shareholder Report October 31, 2025

Large Cap Fund Class R6

MNVRX

Fund Overview

This annual shareholder report contains important information about Large Cap Fund Class R6 for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$74	0.73%

How did the Fund perform last year and what affected its performance?

The Madison Large Cap fund trailed the S&P 500, during the fund’s fiscal 2025. The past year was largely dominated by two forces- AI and President Trump. During the first half of the fiscal year, the portfolio performed well, both relative and absolute. The second half was challenging. Shortly after Trump’s ‘Liberation Day’ the market’s character changed to speculative- which only intensified as the second half progressed. The Fund’s returns have historically trailed those of broader market indices during periods when the prevailing sentiment is speculative or risk-seeking. This most meaningfully detracted from performance in the IT sector, where AI is a force believed by some to have nearly limitless potential. Less anticipated was our poor relative performance in Financials, typically one of our strongest stock-picking sectors. We are disappointed to have lagged, but we remain focused on producing good results through a full market cycle rather than individual years.

Fund Performance

The chart below illustrates the total value of a hypothetical $500,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Large Cap Fund Class R6	MNVRX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class R6	1.18%	12.15%	12.35%
S&P 500® Index[2]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$356,094,484
# of Portfolio Holdings	28
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$2,864,259

What does the Fund invest in?

The Fund invested primarily in common stocks of large-cap companies as defined as those in the S&P 500 Index.

Top Ten Holdings (% of Net Assets)

Alphabet, Inc., Class C	9.1%
Amazon.com, Inc.	6.4%
Arch Capital Group Ltd.	6.2%
Ferguson Enterprises, Inc.	5.8%
Parker-Hannifin Corp.	4.5%
Keysight Technologies, Inc.	4.4%
PACCAR, Inc.	4.4%
Danaher Corp.	4.4%
Texas Instruments, Inc.	4.1%
Visa, Inc., Class A	4.1%

Sector Allocation (% of Net Assets)

Financials	24.9%
Industrials	20.0%
Information Technology	18.5%
Consumer Discretionary	17.5%
Health Care	9.4%
Communication Services	9.0%
Other investments less than 1%	0.7%
Other Assets and Liabilities, Net	0.0%

Large Cap Fund Class R6	MNVRX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective February 28, 2025, the Fund’s name changed from Madison Investors Fund to Madison Large Cap Fund and the Fund’s principal investment strategy was modified to comply with the amended Names Rules (Rule 35d-1).

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Large Cap Fund Class R6	MNVRX

Annual Shareholder Report October 31, 2025

Mid Cap Fund Class A

MERAX

Fund Overview

This annual shareholder report contains important information about Mid Cap Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089. This report describes certain changes to the Fund that occurred during the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$132	1.31%

How did the Fund perform last year and what affected its performance?

The Madison Mid Cap fund’s total return was positive but trailed the Russell Midcap Index (RMC) during the fund’s fiscal year. From beginning of period to the market bottom on April 8th, our portfolio outperformed the RMC. Then, from April 8th to period end, our portfolio lagged the RMC’s strong rebound, which was fueled by returns in companies we avoid, such as those with unproven business models or risky financial profiles (i.e., profitless or high debt). While underperforming is disappointing, recall that our portfolios have historically trailed when market sentiment is heavily risk-on. Regardless of which investment strategy is in favor at the moment, our strategy remains rooted in investing in high-quality companies with shareholder-oriented management teams selling below our appraisal of intrinsic value. Our portfolio has a multi-decade track record of outperforming after market sentiment cools, and we are confident that this full market cycle will be no different.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Mid Cap Fund Class A	MERAX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class A	1.78%	11.79%	10.43%
Class A with load[2]	(4.09%)	10.47%	9.78%
Russell Midcap® Index[3]	10.79%	12.33%	10.63%
S&P 500® Index[4]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The Russell Midcap Index is a mid-cap market index which measures the performance of the mid-cap segment of the US equity universe.
[4]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$2,143,664,317
# of Portfolio Holdings	35
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$14,632,450

What does the Fund invest in?

The Fund invested in common stocks, securities convertible into common stocks and related equity securities of midsize companies defined as those companies with market capitalizations of between $500 million and $70 billion.

Top Ten Holdings (% of Net Assets)

Arch Capital Group Ltd.	7.2%
Ross Stores, Inc.	6.2%
Amphenol Corp., Class A	4.7%
Medpace Holdings, Inc.	4.2%
Carlisle Cos., Inc.	4.0%
PACCAR, Inc.	4.0%
CDW Corp.	4.0%
Brown & Brown, Inc.	3.7%
Labcorp Holdings, Inc.	3.5%
Copart, Inc.	3.5%

Sector Allocation (% of Net Assets)

Information Technology	22.8%
Financials	22.4%
Industrials	16.3%
Consumer Discretionary	16.1%
Health Care	12.3%
Short-Term Investments	5.5%
Communication Services	5.2%
Other Assets and Liabilities, Net	(0.6%)

Mid Cap Fund Class A	MERAX

Material Fund Changes

This is a summary of certain changes of the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 27, 2026 at www.madisonfunds.com or upon request by calling 1-800-877-6089.

Effective September 2, 2025, the administrative services fee of for Mid Cap Fund Class A was reduced from 0.40% to 0.20%.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Mid Cap Fund Class A	MERAX

Annual Shareholder Report October 31, 2025

Mid Cap Fund Class Y

GTSGX

Fund Overview

This annual shareholder report contains important information about Mid Cap Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$91	0.90%

How did the Fund perform last year and what affected its performance?

The Madison Mid Cap fund’s total return was positive but trailed the Russell Midcap Index (RMC) during the fund’s fiscal year. From beginning of period to the market bottom on April 8th, our portfolio outperformed the RMC. Then, from April 8th to period end, our portfolio lagged the RMC’s strong rebound, which was fueled by returns in companies we avoid, such as those with unproven business models or risky financial profiles (i.e., profitless or high debt). While underperforming is disappointing, recall that our portfolios have historically trailed when market sentiment is heavily risk-on. Regardless of which investment strategy is in favor at the moment, our strategy remains rooted in investing in high-quality companies with shareholder-oriented management teams selling below our appraisal of intrinsic value. Our portfolio has a multi-decade track record of outperforming after market sentiment cools, and we are confident that this full market cycle will be no different.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Mid Cap Fund Class Y	GTSGX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	2.18%	12.30%	10.89%
Russell Midcap® Index[2]	10.79%	12.33%	10.63%
S&P 500® Index[3]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell Midcap Index is a mid-cap market index which measures the performance of the mid-cap segment of the US equity universe.
[3]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$2,143,664,317
# of Portfolio Holdings	35
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$14,632,450

What does the Fund invest in?

The Fund invested in common stocks, securities convertible into common stocks and related equity securities of midsize companies defined as those companies with market capitalizations of between $500 million and $70 billion.

Top Ten Holdings (% of Net Assets)

Arch Capital Group Ltd.	7.2%
Ross Stores, Inc.	6.2%
Amphenol Corp., Class A	4.7%
Medpace Holdings, Inc.	4.2%
Carlisle Cos., Inc.	4.0%
PACCAR, Inc.	4.0%
CDW Corp.	4.0%
Brown & Brown, Inc.	3.7%
Labcorp Holdings, Inc.	3.5%
Copart, Inc.	3.5%

Sector Allocation (% of Net Assets)

Information Technology	22.8%
Financials	22.4%
Industrials	16.3%
Consumer Discretionary	16.1%
Health Care	12.3%
Short-Term Investments	5.5%
Communication Services	5.2%
Other Assets and Liabilities, Net	(0.6%)

Mid Cap Fund Class Y	GTSGX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Mid Cap Fund Class Y	GTSGX

Annual Shareholder Report October 31, 2025

Mid Cap Fund Class I

MDCIX

Fund Overview

This annual shareholder report contains important information about Mid Cap Fund Class I for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$81	0.80%

How did the Fund perform last year and what affected its performance?

The Madison Mid Cap fund’s total return was positive but trailed the Russell Midcap Index (RMC) during the fund’s fiscal year. From beginning of period to the market bottom on April 8th, our portfolio outperformed the RMC. Then, from April 8th to period end, our portfolio lagged the RMC’s strong rebound, which was fueled by returns in companies we avoid, such as those with unproven business models or risky financial profiles (i.e., profitless or high debt). While underperforming is disappointing, recall that our portfolios have historically trailed when market sentiment is heavily risk-on. Regardless of which investment strategy is in favor at the moment, our strategy remains rooted in investing in high-quality companies with shareholder-oriented management teams selling below our appraisal of intrinsic value. Our portfolio has a multi-decade track record of outperforming after market sentiment cools, and we are confident that this full market cycle will be no different.

Fund Performance

The chart below illustrates the total value of a hypothetical $250,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Mid Cap Fund Class I	MDCIX

Average Annual Total Returns (%)1

	1 Year	5 Years	Since Inception 8/31/20
Class I	2.28%	12.39%	11.36%
Russell Midcap® Index[2]	10.79%	12.33%	11.62%
S&P 500® Index[3]	21.45%	17.64%	15.55%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell Midcap Index is a mid-cap market index which measures the performance of the mid-cap segment of the US equity universe.
[3]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$2,143,664,317
# of Portfolio Holdings	35
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$14,632,450

What does the Fund invest in?

The Fund invested in common stocks, securities convertible into common stocks and related equity securities of midsize companies defined as those companies with market capitalizations of between $500 million and $70 billion.

Top Ten Holdings (% of Net Assets)

Arch Capital Group Ltd.	7.2%
Ross Stores, Inc.	6.2%
Amphenol Corp., Class A	4.7%
Medpace Holdings, Inc.	4.2%
Carlisle Cos., Inc.	4.0%
PACCAR, Inc.	4.0%
CDW Corp.	4.0%
Brown & Brown, Inc.	3.7%
Labcorp Holdings, Inc.	3.5%
Copart, Inc.	3.5%

Sector Allocation (% of Net Assets)

Information Technology	22.8%
Financials	22.4%
Industrials	16.3%
Consumer Discretionary	16.1%
Health Care	12.3%
Short-Term Investments	5.5%
Communication Services	5.2%
Other Assets and Liabilities, Net	(0.6%)

Mid Cap Fund Class I	MDCIX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Mid Cap Fund Class I	MDCIX

Annual Shareholder Report October 31, 2025

Mid Cap Fund Class R6

MMCRX

Fund Overview

This annual shareholder report contains important information about Mid Cap Fund Class R6 for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$73	0.72%

How did the Fund perform last year and what affected its performance?

The Madison Mid Cap fund’s total return was positive but trailed the Russell Midcap Index (RMC) during the fund’s fiscal year. From beginning of period to the market bottom on April 8th, our portfolio outperformed the RMC. Then, from April 8th to period end, our portfolio lagged the RMC’s strong rebound, which was fueled by returns in companies we avoid, such as those with unproven business models or risky financial profiles (i.e., profitless or high debt). While underperforming is disappointing, recall that our portfolios have historically trailed when market sentiment is heavily risk-on. Regardless of which investment strategy is in favor at the moment, our strategy remains rooted in investing in high-quality companies with shareholder-oriented management teams selling below our appraisal of intrinsic value. Our portfolio has a multi-decade track record of outperforming after market sentiment cools, and we are confident that this full market cycle will be no different.

Fund Performance

The chart below illustrates the total value of a hypothetical $500,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Mid Cap Fund Class R6	MMCRX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class R6	2.36%	12.50%	11.12%
Russell Midcap® Index[2]	10.79%	12.33%	10.63%
S&P 500® Index[3]	21.45%	17.64%	14.64%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell Midcap Index is a mid-cap market index which measures the performance of the mid-cap segment of the US equity universe.
[3]	The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$2,143,664,317
# of Portfolio Holdings	35
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$14,632,450

What does the Fund invest in?

The Fund invested in common stocks, securities convertible into common stocks and related equity securities of midsize companies defined as those companies with market capitalizations of between $500 million and $70 billion.

Top Ten Holdings (% of Net Assets)

Arch Capital Group Ltd.	7.2%
Ross Stores, Inc.	6.2%
Amphenol Corp., Class A	4.7%
Medpace Holdings, Inc.	4.2%
Carlisle Cos., Inc.	4.0%
PACCAR, Inc.	4.0%
CDW Corp.	4.0%
Brown & Brown, Inc.	3.7%
Labcorp Holdings, Inc.	3.5%
Copart, Inc.	3.5%

Sector Allocation (% of Net Assets)

Information Technology	22.8%
Financials	22.4%
Industrials	16.3%
Consumer Discretionary	16.1%
Health Care	12.3%
Short-Term Investments	5.5%
Communication Services	5.2%
Other Assets and Liabilities, Net	(0.6%)

Mid Cap Fund Class R6	MMCRX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Mid Cap Fund Class R6	MMCRX

Annual Shareholder Report October 31, 2025

Small Cap Fund Class A

MASMX

Fund Overview

This annual shareholder report contains important information about Small Cap Fund Class A for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$133	1.35%

How did the Fund perform last year and what affected its performance?

The Russell 2000 bottomed on April 8th and moved sharply higher through the end of the fiscal year, returning 41% off the bottom. For the fiscal year, the benchmark returned 14.4%, primarily driven by Industrials and IT, which combined for 10.5% of total performance. The small cap fund performed poorly, with almost every sector a relative drag. Consumer Staples, Industrials, and IT were the largest drivers of underperformance, contributing 6.5, 4, and 5 points of underperformance. Given the fund’s high active share, most of the underperformance was driven by stock selection and exacerbated by a speculative market. We don’t own the low-quality, unprofitable companies driving this market, and too many of our investments had negative absolute performance. Despite this tough backdrop, we maintained discipline, challenged our theses, and adjusted.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Small Cap Fund Class A	MASMX

Average Annual Total Returns (%)1

	1 Year	5 Years	Since Inception 8/31/19
Class A	(3.84%)	8.25%	8.14%
Class A with load[2]	(9.39%)	6.98%	7.11%
Russell 2000 Index[3]	14.41%	11.50%	10.03%
Russell 2500 Index[4]	11.94%	11.84%	10.52%
Russell 3000® Index[5]	20.81%	16.74%	15.89%
[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	Maximum sales charge is 5.75% for class A shares.
[3]	The Russell 2000 Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000 Index.
[4]	The Russell 2500 Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the US equity universe.
[5]	The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$159,190,669
# of Portfolio Holdings	46
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$1,565,516

What does the Fund invest in?

The Fund invested primarily in a diversified mix of common stocks of small cap U.S. companies that is defined as those companies with market capitalization of between $100 million and $15 billion.

Top Ten Holdings (% of Net Assets)

Encompass Health Corp.	4.5%
Hayward Holdings, Inc.	3.9%
Core & Main, Inc., Class A	3.3%
Scotts Miracle-Gro Co.	3.2%
FormFactor, Inc.	3.2%
HealthEquity, Inc.	3.1%
Entegris, Inc.	3.1%
Box, Inc., Class A	2.8%
Knowles Corp.	2.8%
Texas Capital Bancshares, Inc.	2.8%

Sector Allocation (% of Net Assets)

Information Technology	28.5%
Industrials	20.6%
Health Care	13.0%
Financials	10.4%
Consumer Discretionary	9.5%
Materials	5.3%
Short-Term Investments	5.1%
Consumer Staples	4.6%
Communication Services	1.9%
Energy	1.2%
Other Assets and Liabilities, Net	(0.1%)

Small Cap Fund Class A	MASMX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Small Cap Fund Class A	MASMX

Annual Shareholder Report October 31, 2025

Small Cap Fund Class Y

BVAOX

Fund Overview

This annual shareholder report contains important information about Small Cap Fund Class Y for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$108	1.10%

How did the Fund perform last year and what affected its performance?

The Russell 2000 bottomed on April 8th and moved sharply higher through the end of the fiscal year, returning 41% off the bottom. For the fiscal year, the benchmark returned 14.4%, primarily driven by Industrials and IT, which combined for 10.5% of total performance. The small cap fund performed poorly, with almost every sector a relative drag. Consumer Staples, Industrials, and IT were the largest drivers of underperformance, contributing 6.5, 4, and 5 points of underperformance. Given the fund’s high active share, most of the underperformance was driven by stock selection and exacerbated by a speculative market. We don’t own the low-quality, unprofitable companies driving this market, and too many of our investments had negative absolute performance. Despite this tough backdrop, we maintained discipline, challenged our theses, and adjusted.

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Small Cap Fund Class Y	BVAOX

Average Annual Total Returns (%)1

	1 Year	5 Years	10 Years
Class Y	(3.70%)	8.50%	7.49%
Russell 2000 Index[2]	14.41%	11.50%	9.36%
Russell 2500 Index[3]	11.94%	11.84%	9.99%
Russell 3000® Index[4]	20.81%	16.74%	14.08%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell 2000 Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000 Index.
[3]	The Russell 2500 Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the US equity universe.
[4]	The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$159,190,669
# of Portfolio Holdings	46
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$1,565,516

What does the Fund invest in?

The Fund invested primarily in a diversified mix of common stocks of small cap U.S. companies that is defined as those companies with market capitalization of between $100 million and $15 billion.

Top Ten Holdings (% of Net Assets)

Encompass Health Corp.	4.5%
Hayward Holdings, Inc.	3.9%
Core & Main, Inc., Class A	3.3%
Scotts Miracle-Gro Co.	3.2%
FormFactor, Inc.	3.2%
HealthEquity, Inc.	3.1%
Entegris, Inc.	3.1%
Box, Inc., Class A	2.8%
Knowles Corp.	2.8%
Texas Capital Bancshares, Inc.	2.8%

Sector Allocation (% of Net Assets)

Information Technology	28.5%
Industrials	20.6%
Health Care	13.0%
Financials	10.4%
Consumer Discretionary	9.5%
Materials	5.3%
Short-Term Investments	5.1%
Consumer Staples	4.6%
Communication Services	1.9%
Energy	1.2%
Other Assets and Liabilities, Net	(0.1%)

Small Cap Fund Class Y	BVAOX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Small Cap Fund Class Y	BVAOX

Annual Shareholder Report October 31, 2025

Small Cap Fund Class I

MSCIX

Fund Overview

This annual shareholder report contains important information about Small Cap Fund Class I for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$99	1.00%

How did the Fund perform last year and what affected its performance?

The Russell 2000 bottomed on April 8th and moved sharply higher through the end of the fiscal year, returning 41% off the bottom. For the fiscal year, the benchmark returned 14.4%, primarily driven by Industrials and IT, which combined for 10.5% of total performance. The small cap fund performed poorly, with almost every sector a relative drag. Consumer Staples, Industrials, and IT were the largest drivers of underperformance, contributing 6.5, 4, and 5 points of underperformance. Given the fund’s high active share, most of the underperformance was driven by stock selection and exacerbated by a speculative market. We don’t own the low-quality, unprofitable companies driving this market, and too many of our investments had negative absolute performance. Despite this tough backdrop, we maintained discipline, challenged our theses, and adjusted.

Fund Performance

The chart below illustrates the total value of a hypothetical $250,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Small Cap Fund Class I	MSCIX

Average Annual Total Returns (%)1

	1 Year	Since Inception 2/26/21
Class I	(3.50%)	1.94%
Russell 2000 Index[2]	14.41%	3.99%
Russell 2500 Index[3]	11.94%	5.45%
Russell 3000® Index[4]	20.81%	13.45%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell 2000 Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000 Index.
[3]	The Russell 2500 Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the US equity universe.
[4]	The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$159,190,669
# of Portfolio Holdings	46
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$1,565,516

What does the Fund invest in?

The Fund invested primarily in a diversified mix of common stocks of small cap U.S. companies that is defined as those companies with market capitalization of between $100 million and $15 billion.

Top Ten Holdings (% of Net Assets)

Encompass Health Corp.	4.5%
Hayward Holdings, Inc.	3.9%
Core & Main, Inc., Class A	3.3%
Scotts Miracle-Gro Co.	3.2%
FormFactor, Inc.	3.2%
HealthEquity, Inc.	3.1%
Entegris, Inc.	3.1%
Box, Inc., Class A	2.8%
Knowles Corp.	2.8%
Texas Capital Bancshares, Inc.	2.8%

Sector Allocation (% of Net Assets)

Information Technology	28.5%
Industrials	20.6%
Health Care	13.0%
Financials	10.4%
Consumer Discretionary	9.5%
Materials	5.3%
Short-Term Investments	5.1%
Consumer Staples	4.6%
Communication Services	1.9%
Energy	1.2%
Other Assets and Liabilities, Net	(0.1%)

Small Cap Fund Class I	MSCIX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Small Cap Fund Class I	MSCIX

Annual Shareholder Report October 31, 2025

Small Cap Fund Class R6

MSCRX

Fund Overview

This annual shareholder report contains important information about Small Cap Fund Class R6 for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at www.madisonfunds.com/funds/#documents. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$91	0.92%

How did the Fund perform last year and what affected its performance?

The Russell 2000 bottomed on April 8th and moved sharply higher through the end of the fiscal year, returning 41% off the bottom. For the fiscal year, the benchmark returned 14.4%, primarily driven by Industrials and IT, which combined for 10.5% of total performance. The small cap fund performed poorly, with almost every sector a relative drag. Consumer Staples, Industrials, and IT were the largest drivers of underperformance, contributing 6.5, 4, and 5 points of underperformance. Given the fund’s high active share, most of the underperformance was driven by stock selection and exacerbated by a speculative market. We don’t own the low-quality, unprofitable companies driving this market, and too many of our investments had negative absolute performance. Despite this tough backdrop, we maintained discipline, challenged our theses, and adjusted.

Fund Performance

The chart below illustrates the total value of a hypothetical $500,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Small Cap Fund Class R6	MSCRX

Average Annual Total Returns (%)1

	1 Year	Since Inception 2/28/22
Class R6	(3.41%)	2.38%
Russell 2000 Index[2]	14.41%	6.89%
Russell 2500 Index[3]	11.94%	6.88%
Russell 3000® Index[4]	20.81%	13.77%

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.
[2]	The Russell 2000 Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000 Index.
[3]	The Russell 2500 Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the US equity universe.
[4]	The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US.

Key Fund Statistics (As of October 31, 2025)

Total Net Assets	$159,190,669
# of Portfolio Holdings	46
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$1,565,516

What does the Fund invest in?

The Fund invested primarily in a diversified mix of common stocks of small cap U.S. companies that is defined as those companies with market capitalization of between $100 million and $15 billion.

Top Ten Holdings (% of Net Assets)

Encompass Health Corp.	4.5%
Hayward Holdings, Inc.	3.9%
Core & Main, Inc., Class A	3.3%
Scotts Miracle-Gro Co.	3.2%
FormFactor, Inc.	3.2%
HealthEquity, Inc.	3.1%
Entegris, Inc.	3.1%
Box, Inc., Class A	2.8%
Knowles Corp.	2.8%
Texas Capital Bancshares, Inc.	2.8%

Sector Allocation (% of Net Assets)

Information Technology	28.5%
Industrials	20.6%
Health Care	13.0%
Financials	10.4%
Consumer Discretionary	9.5%
Materials	5.3%
Short-Term Investments	5.1%
Consumer Staples	4.6%
Communication Services	1.9%
Energy	1.2%
Other Assets and Liabilities, Net	(0.1%)

Small Cap Fund Class R6	MSCRX

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/#documents.

Phone: 1-800-877-6089

Small Cap Fund Class R6	MSCRX

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The code of ethics is filed as an exhibit to this Form N-CSR.

(c)	During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d)	During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)	Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Madison Funds Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard E. Struthers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended October 31, 2025, and 2024, respectively were $197,000 ($379,800 including the Ultra Series Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $244,000 ($458,910 including the Affiliated Funds).

(b)	Audit-Related Fees. For the fiscal years ended October 31, 2025 and October 31, 2024, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the registrant’s annual financial statements other than those referenced in paragraph (a) above, totaled $0 and $0, respectively.

(c)	Tax-Fees. For the fiscal years ended October 31, 2025 and October 31, 2024, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $40,509 ($71,631 including the Affiliated Funds) and $50,636 ($86,945) including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-	Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d)	All Other Fees. None.

(e)	(1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)	None.

(h)	The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The registrant’s Financial Statements are attached herewith.

(b)	The registrant’s Financial Highlights are attached herewith.

Annual Financial Statements and Other Information

FUNDS®	October 31, 2025

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation Fund
Madison Diversified Income Fund
Madison Tax-Free National Fund
Madison High Quality Bond Fund
Madison Core Bond Fund
Madison Covered Call & Equity Income Fund
Madison Dividend Income Fund
Madison Large Cap Fund
Madison Mid Cap Fund
Madison Small Cap Fund

55O SCIENCE DRIVE, MADISON, WI 53711 | 800.877.6089 | MADISONFUNDS.COM

Madison Funds | October 31, 2025

Table of Contents

ii

Madison Funds | October 31, 2025

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
EXCHANGE TRADED FUNDS - 48.1%
Bond Funds - 16.9%
iShares 5-10 Year Investment Grade Corporate Bond ETF	15,318	$828,244
Janus Henderson Mortgage-Backed Securities ETF (A)	59,271	2,719,354
Schwab Intermediate-Term U.S. Treasury ETF (A)	76,275	1,921,367
Vanguard Short-Term Corporate Bond ETF	10,676	853,012
		6,321,977
Foreign Stock Funds - 10.2%
Franklin FTSE Japan ETF	12,547	447,301
iShares MSCI Emerging Markets Asia ETF	12,770	1,224,898
iShares MSCI Eurozone ETF	4,573	284,303
Vanguard FTSE All-World ex-U.S. ETF	8,875	644,858
Vanguard FTSE Europe ETF	15,029	1,206,829
		3,808,189
Stock Funds - 21.0%
Distillate U.S. Fundamental Stability & Value ETF	34,050	1,940,510
Energy Select Sector SPDR Fund ETF	2,291	201,906
Invesco S&P 500 Quality ETF	38,757	2,870,343
iShares Core S&P Small-Cap ETF	5,991	705,740
State Street SPDR S&P Bank ETF	17,159	973,602
Vanguard Information Technology ETF	1,473	1,168,398
		7,860,499
Total Exchange Traded Funds
(Cost $15,892,936)		17,990,665

INVESTMENT COMPANIES - 48.6%
Bond Funds - 45.0%
Madison Core Bond Fund, Class R6 (B) (C)	1,849,641	16,868,725

Stock Funds - 3.6%
Madison Large Cap Fund, Class R6 (C)	45,511	1,324,827

Total Investment Companies
(Cost $19,511,361)		18,193,552

SHORT-TERM INVESTMENTS - 13.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 4.010%	1,242,416	1,242,416
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 4.060%	3,909,315	3,909,315

Total Short-Term Investments
(Cost $5,151,731)		5,151,731
TOTAL INVESTMENTS - 110.4%
(Cost $40,556,028**)		41,335,948

NET OTHER ASSETS AND LIABILITIES - (10.4%)		(3,877,259)

TOTAL NET ASSETS - 100.0%		$37,458,689

**	Aggregate cost for Federal tax purposes was $40,655,986.

(A)	All or a portion of these securities, with an aggregate fair value of $3,820,164, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.

(B)	Greater than 25% of the portfolio. For more information refer the website madisonfunds.com/individual/core-bond-fund/.

(C)	Affiliated Company see Note 14

(D)	7-day yield.

(E)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

FTSE	The Financial Times Stock Exchange.

MSCI	Morgan Stanley Capital International.

S&P	Standard & Poor’s.

SPDR	Standard & Poor’s Depository Receipts.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
EXCHANGE TRADED FUNDS - 62.3%
Bond Funds - 9.7%
iShares 5-10 Year Investment Grade Corporate Bond ETF	16,529	$893,723
Janus Henderson Mortgage-Backed Securities ETF (A)	88,203	4,046,754
Schwab Intermediate-Term U.S. Treasury ETF (A)	142,219	3,582,496
		8,522,973
Foreign Stock Funds - 17.6%
Franklin FTSE Japan ETF	49,454	1,763,035
iShares MSCI Emerging Markets Asia ETF (A)	51,285	4,919,257
iShares MSCI Eurozone ETF	14,270	887,166
Vanguard FTSE All-World ex-U.S. ETF	39,780	2,890,415
Vanguard FTSE Europe ETF	62,436	5,013,611
		15,473,484
Stock Funds - 35.0%
Distillate U.S. Fundamental Stability & Value ETF (A)	121,671	6,934,030
Energy Select Sector SPDR Fund ETF	10,459	921,752
Invesco S&P 500 Quality ETF	137,799	10,205,394
iShares Core S&P Small-Cap ETF	24,282	2,860,420
State Street SPDR S&P Bank ETF (A)	72,991	4,141,509
Vanguard Information Technology ETF	7,294	5,785,674
		30,848,779
Total Exchange Traded Funds
(Cost $45,734,031)		54,845,236

INVESTMENT COMPANIES - 34.6%
Bond Funds - 27.6%
Madison Core Bond Fund, Class R6 (B) (C)	2,662,261	24,279,819

Stock Funds - 7.0%
Madison Large Cap Fund, Class R6 (C)	213,071	6,202,502

Total Investment Companies
(Cost $30,269,476)		30,482,321

SHORT-TERM INVESTMENTS - 11.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 4.010%	2,750,295	2,750,295
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 4.060%	7,654,101	7,654,101

Total Short-Term Investments
(Cost $10,404,396)		10,404,396
TOTAL INVESTMENTS - 108.7%
(Cost $86,407,903**)		95,731,953

NET OTHER ASSETS AND LIABILITIES - (8.7%)		(7,637,518)

TOTAL NET ASSETS - 100.0%		$88,094,435

**	Aggregate cost for Federal tax purposes was $86,807,463.

(A)	All or a portion of these securities, with an aggregate fair value of $7,533,288, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.

(B)	Greater than 25% of the portfolio. For more information refer the website madisonfunds.com/individual/core-bond-fund/.

(C)	Affiliated Company see Note 14

(D)	7-day yield.

(E)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

FTSE	The Financial Times Stock Exchange.

MSCI	organ Stanley Capital International.

S&P	Standard & Poor’s.

SPDR	Standard & Poor’s Depository Receipts.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
EXCHANGE TRADED FUNDS - 72.4%
Bond Funds - 3.6%
Janus Henderson Mortgage-Backed Securities ETF (A)	19,386	$889,430
Schwab Intermediate-Term U.S. Treasury ETF	43,580	1,097,780
		1,987,210
Foreign Stock Funds - 23.3%
Franklin FTSE Japan ETF (A)	43,060	1,535,089
iShares MSCI Emerging Markets Asia ETF (A)	40,916	3,924,663
iShares MSCI Eurozone ETF	11,112	690,833
Vanguard FTSE All-World ex-U.S. ETF	28,057	2,038,621
Vanguard FTSE Europe ETF	57,750	4,637,325
		12,826,531
Stock Funds - 45.5%
Distillate U.S. Fundamental Stability & Value ETF (A)	108,698	6,194,699
Energy Select Sector SPDR Fund ETF	8,985	791,848
Invesco S&P 500 Quality ETF	100,869	7,470,358
iShares Core S&P Small-Cap ETF	20,945	2,467,321
State Street SPDR S&P Bank ETF (A)	60,691	3,443,608
Vanguard Information Technology ETF	5,817	4,614,103
		24,981,937
Total Exchange Traded Funds
(Cost $32,469,445)		39,795,678

INVESTMENT COMPANIES - 24.8%
Bond Funds - 14.3%
Madison Core Bond Fund, Class R6 (B)	863,241	7,872,754

Stock Funds - 10.5%
Madison Large Cap Fund, Class R6 (B)	199,114	5,796,218

Total Investment Companies
(Cost $12,108,335)		13,668,972

SHORT-TERM INVESTMENTS - 12.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 4.010%	1,563,185	1,563,185
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 4.060%	5,417,816	5,417,816

Total Short-Term Investments
(Cost $6,981,001)		6,981,001
TOTAL INVESTMENTS - 109.9%
(Cost $51,558,781**)		60,445,651

NET OTHER ASSETS AND LIABILITIES - (9.9%)		(5,444,164)

TOTAL NET ASSETS - 100.0%		$55,001,487

**	Aggregate cost for Federal tax purposes was $51,732,920.

(A)	All or a portion of these securities, with an aggregate fair value of $5,302,079, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.

(B)	Affiliated Company see Note 14

(C)	7-day yield.

(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

FTSE	The Financial Times Stock Exchange.

MSCI	Morgan Stanley Capital International.

S&P	Standard & Poor’s.

SPDR	Standard & Poor’s Depository Receipts.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2, 3)
COMMERCIAL MORTGAGE- BACKED SECURITIES - 0.0%
GSAMP Trust, Series 2006-S5, Class M5 (A) (B) (C), 7.488%, 9/25/36	$534,000	$—

Total Commercial Mortgage-Backed Securities
(Cost $–)		—

MORTGAGE BACKED SECURITIES - 0.0%
Fannie Mae - 0.0%
7.000%, 11/1/31 Pool # 607515	1,717	1,793
7.000%, 5/1/32 Pool # 644591	178	187
		1,980
Freddie Mac - 0.0%
8.000%, 6/1/30 Pool # C01005	327	341

Ginnie Mae - 0.0%
6.500%, 2/20/29 Pool # 2714	1,702	1,753
6.500%, 4/20/31 Pool # 3068	1,486	1,549
		3,302
Total Mortgage Backed Securities
(Cost $5,420)		5,623

	Shares
EXCHANGE TRADED FUNDS - 99.4%
Bond Funds - 56.5%
iShares 5-10 Year Investment Grade Corporate Bond ETF	27,605	1,492,602
Janus Henderson Mortgage-Backed Securities ETF (D)	110,419	5,066,024
Madison Aggregate Bond ETF (D) (E)	900,000	18,490,500
Madison Short-Term Strategic Income ETF (E)	1,362,500	28,087,938
State Street SPDR Portfolio High Yield Bond ETF (D)	521,954	12,422,505
		65,559,569
Stock Funds - 42.9%
Global X MLP ETF	86,949	4,177,899
Madison Covered Call ETF (E)	985,000	18,182,213
Madison Dividend Value ETF (E)	1,010,000	22,774,490
Schwab U.S. Dividend Equity ETF	172,202	4,606,404
		49,741,006
Total Exchange Traded Funds
(Cost $112,131,805)		115,300,575

SHORT-TERM INVESTMENTS - 5.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (F), 4.010%	971,947	971,947
State Street Navigator Securities Lending Government Money Market Portfolio (F) (G), 4.060%	5,468,070	5,468,070

Total Short-Term Investments
(Cost $6,440,017)		6,440,017
TOTAL INVESTMENTS - 104.9%
(Cost $118,577,242**)		121,746,215

NET OTHER ASSETS AND LIABILITIES - (4.9%)		(5,688,224)

TOTAL NET ASSETS - 100.0%		$116,057,991

**	Aggregate cost for Federal tax purposes was $118,312,463.

(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2025.

(B)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at October 31, 2025.

(C)	Defaulted Security. Security was deemed illiquid by Madison. Interest is not being accrued.

(D)	All or a portion of these securities, with an aggregate fair value of $11,633,694, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.

(E)	Affiliated Company see Note 14

(F)	7-day yield.

(G)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

SPDR	Standard & Poor’s Depository Receipts.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2, 3)
MUNICIPAL BONDS - 98.6%
Alabama - 7.0%
Mobile County, General Obligation, 5.000%, 2/1/39	$610,000	$655,305
Montgomery Water Works & Sanitary Sewer Board, 5.000%, 9/1/42	315,000	336,664
Pike Road, Authority Revenue, 4.000%, 9/1/31	170,000	170,129
UAB Medicine Finance Authority Revenue, Series B, 5.000%, 9/1/27	150,000	155,779
		1,317,877
Arkansas - 0.9%
Arkansas Development Finance Authority, 5.000%, 2/1/26	175,000	175,318

California - 0.6%
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Series A, 5.000%, 7/1/40	120,000	123,449

Colorado - 3.6%
Colorado Springs Utilities System Revenue, Series A, 4.000%, 11/15/40	250,000	253,099
El Paso County Facilities Corp., Series A, 5.000%, 12/1/27	400,000	418,228
		671,327
Florida - 5.4%
County of Polk Utility System Revenue, 5.000%, 10/1/54	350,000	367,522
Hialeah Utility System, 5.000%, 10/1/35	400,000	436,945
Tampa Bay Water, Series A, 5.250%, 10/1/54	200,000	213,831
		1,018,298
Georgia - 0.8%
Americus-Sumter Payroll Development Authority, Series A, 3.250%, 6/1/33	150,000	150,257

Illinois - 10.3%
Cook County School District No. 111 Burbank, (BAM-TCRS), 5.000%, 12/1/35	545,000	565,367
Cook County School District No. 111 Burbank, (BAM-TCRS), 4.000%, 12/1/37	200,000	202,473
Palatine Village, General Obligation, 2.000%, 12/1/28	175,000	166,103
Village of Bourbonnais, (BAM), 5.250%, 12/1/46	325,000	339,154
Village of Buffalo Grove, 5.000%, 12/30/38	300,000	330,818
Woodford Tazewell & McLean Counties Community Unit School District 140 Eureka, Series A, (BAM), 5.000%, 11/1/42	325,000	344,916
		1,948,831
Indiana - 6.7%
Indiana Finance Authority, Series A, 5.000%, 10/1/46	140,000	146,514
Indiana Finance Authority, 5.250%, 3/1/54	240,000	250,608
Lincoln Center Building Corp., 4.000%, 8/1/28	285,000	293,007
Vanderburgh County Redevelopment District, Tax Allocation, (AG), 5.000%, 2/1/26	300,000	301,371

Indiana - 6.7%
Whitestown Redevelopment Authority, 5.000%, 7/15/38	260,000	271,056
		1,262,556
Kansas - 1.3%
Sedgwick County, Series A, 4.000%, 8/1/40	250,000	255,611

Kentucky - 2.4%
Eastern Kentucky University, Series A, (ST INTERCEPT), 5.000%, 4/1/33	445,000	445,571

Louisiana - 1.3%
Juban Crossing Economic Development District, Series A, 5.000%, 9/15/26	85,000	86,088
Lafourche Parish School Board, 4.000%, 3/1/33	150,000	157,726
		243,814
Michigan - 4.0%
City of Wayland MI, (AG), 4.000%, 10/1/40	185,000	187,132
Kalamazoo Public Schools, 5.000%, 5/1/26	250,000	250,385
Warren Woods Public Schools, (BAM), 4.000%, 5/1/35	300,000	317,384
		754,901
Mississippi - 2.6%
Medical Center Educational Building Corp., Series A, 5.000%, 6/1/30	475,000	491,088

Nebraska - 1.7%
Elkhorn School District, 4.000%, 12/15/36	315,000	321,289

New Jersey - 2.8%
New Jersey Turnpike Authority, Series A, (BHAC-CR, AG), 5.250%, 1/1/28	250,000	264,219
New Jersey Turnpike Authority, Series A, (BHAC-CR, AG), 5.250%, 1/1/29	250,000	270,396
		534,615
New Mexico - 1.1%
Otero County, (BAM), 4.000%, 12/1/28	195,000	200,118

New York - 2.4%
New York State Dormitory Authority, Series 1, (BHAC-CR), 5.500%, 7/1/31	250,000	273,189
Port Authority of New York & New Jersey, Series 85TH, (GO of AUTH), 5.375%, 3/1/28	175,000	182,294
		455,483
Ohio - 1.4%
Ohio Water Development Authority Water Pollution Control Loan Fund, Series D, 5.000%, 12/1/44	250,000	271,207

Oklahoma - 4.0%
Elk City Industrial Authority, 4.000%, 5/1/30	335,000	345,377
Tulsa County Industrial Authority, 3.000%, 2/1/31	400,000	401,414
		746,791
Oregon - 2.0%
City of Portland Sewer System Revenue, Series A, 5.000%, 10/1/49	350,000	371,199

Pennsylvania - 6.2%
City of Pittsburgh, 4.000%, 9/1/35	350,000	354,578

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Tax-Free National Fund Portfolio of Investments - concluded

	Par Value	Value (Note 2, 3)
Pennsylvania - 6.2%
Commonwealth Financing Authority, Series A, 5.000%, 6/1/35	$370,000	$371,856
Philadelphia Gas Works Co., Series A, 5.000%, 8/1/40	170,000	187,775
Waverly Township Municipal Authority, (BAM ST AID WITHHLDG), 4.000%, 2/15/26	250,000	250,734
		1,164,943
Texas - 5.0%
Center, General Obligation, 3.000%, 8/15/34	410,000	378,608
City of San Antonio Electric & Gas Systems Revenue, Series E, 5.250%, 2/1/49	250,000	269,065
Harris County Toll Road Authority, 4.000%, 8/15/38	300,000	304,377
		952,050
Utah - 3.1%
Ogden City Sewer & Water Revenue, Series A, 4.000%, 6/15/31	250,000	265,054
Utah Transit Authority, Series A, (BHAC- CR), 5.000%, 6/15/35	280,000	326,371
		591,425
Virginia - 7.0%
Alexandria Sanitation Authority, 5.000%, 7/15/54	200,000	211,475
Fairfax County Economic Development Authority, Series A, 5.000%, 9/1/38	90,000	94,235
Roanoke Economic Development Authority, Series A, 5.000%, 7/1/47	250,000	274,104
Southampton County Industrial Development Authority, 5.000%, 6/1/35	440,000	488,897
Western Regional Jail Authority, 5.000%, 12/1/34	250,000	254,119
		1,322,830
Washington - 0.5%
State of Washington, Series R-2023A,
5.000%, 8/1/36	80,000	90,858

West Virginia - 3.9%
West Virginia Economic Development Authority, Series A, 5.000%, 7/1/37	450,000	462,270
West Virginia University, Series A, 4.000%, 10/1/39	265,000	267,733
		730,003
Wisconsin - 10.6%
City of Burlington WI, Series A, (BAM), 4.000%, 4/1/36	580,000	601,778
City of Green Bay WI, Series A, 4.000%, 4/1/38	355,000	361,903
City of Whitewater, Series A, (BAM), 5.000%, 6/1/38	290,000	317,253
Public Finance Authority, Series A, 5.000%, 10/1/32	200,000	217,603
Wisconsin Department of Transportation, Series A, 4.000%, 7/1/39	100,000	101,439

Wisconsin - 10.6%
Wisconsin Health & Educational Facilities Authority, Series A, 4.000%, 11/15/35	400,000	400,796
		2,000,772
TOTAL INVESTMENTS - 98.6%
(Cost $18,756,292**)		18,612,481

NET OTHER ASSETS AND
LIABILITIES - 1.4%		273,457

TOTAL NET ASSETS - 100.0%		$18,885,938

**	Aggregate cost for Federal tax purposes was $18,756,238.

BAM	Build America Mutual Assurance Co.

BHAC-CR	Berkshire Hathaway Assurance Corp.

GO of AUTH	General Obligation of the Authority.

ST AID	State Aid Withholding.

ST	State Intercept.

TCRS	Transferable Custodial Receipts.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

High Quality Bond Fund Portfolio of Investments - concluded

	Par Value	Value (Note 2, 3)
CORPORATE NOTES AND BONDS - 34.0%
Communication Services - 3.7%
Cisco Systems, Inc., 4.950%, 2/26/31	$750,000	$774,946
Comcast Corp., 3.150%, 3/1/26	750,000	747,717
Walt Disney Co., 3.800%, 3/22/30	750,000	743,019
		2,265,682
Consumer Discretionary - 2.1%
Home Depot, Inc., 4.500%, 9/15/32	750,000	760,220
NIKE, Inc., 2.750%, 3/27/27	500,000	492,730
		1,252,950
Consumer Staples - 6.3%
AbbVie, Inc., 4.800%, 3/15/29	750,000	767,145
Hershey Co., 4.750%, 2/24/30	800,000	818,794
Mars, Inc., 5.200%, 3/1/35	750,000	769,749
PepsiCo, Inc., 4.450%, 5/15/28	750,000	760,993
PepsiCo, Inc., 2.750%, 3/19/30	750,000	709,717
		3,826,398
Financials - 17.3%
American Express Co., (1 day USD SOFR Index + 1.090%) (A) (B), 5.532%, 4/25/30	800,000	834,411
Bank of America Corp., (3 mo. USD Term SOFR + 1.442%) (A) (B), 3.194%, 7/23/30	800,000	771,298
Bank of New York Mellon Corp., (1 day USD SOFR Index + 1.802%) (A) (B), 5.802%, 10/25/28	850,000	878,537
Berkshire Hathaway Finance Corp., 2.875%, 3/15/32	750,000	698,914
JPMorgan Chase & Co., (1 day USD SOFR + 1.310%) (A) (B), 5.012%, 1/23/30	850,000	870,414
Marsh & McLennan Cos., Inc., 4.650%, 3/15/30	800,000	812,862
Mastercard, Inc., 3.300%, 3/26/27	750,000	744,490
Morgan Stanley, (1 day USD SOFR + 2.240%) (A) (B), 6.296%, 10/18/28	750,000	779,848
PNC Financial Services Group, Inc., (1 day USD SOFR + 1.841%) (A) (B), 5.582%, 6/12/29	850,000	879,284
Simon Property Group LP, 2.450%, 9/13/29	750,000	704,703
State Street Corp., 4.330%, 10/22/27	750,000	756,676
Truist Financial Corp., (1 day USD SOFR + 1.435%) (A) (B), 4.873%, 1/26/29	500,000	506,808
Truist Financial Corp., 1.950%, 6/5/30	500,000	450,648
U.S. Bancorp, (1 day USD SOFR + 1.660%) (A) (B), 4.548%, 7/22/28	750,000	754,768
		10,443,661
Health Care - 1.3%
UnitedHealth Group, Inc., 5.250%, 2/15/28	750,000	769,855

Industrials - 3.3%
Caterpillar Financial Services Corp., 4.800%, 1/6/26	750,000	750,861
Emerson Electric Co., 2.000%, 12/21/28	500,000	471,253
John Deere Capital Corp., 4.750%, 1/20/28	750,000	762,979
		1,985,093

Total Corporate Notes and Bonds
(Cost $20,458,178)		20,543,639

FOREIGN CORPORATE BONDS - 1.2%
Health Care - 1.2%
Pfizer Investment Enterprises Pte. Ltd., 4.750%, 5/19/33	750,000	758,878

Total Foreign Corporate Bonds
(Cost $744,215)		758,878

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 63.6%
Fannie Mae - 4.5%
0.500%, 11/7/25	1,250,000	1,249,491
2.125%, 4/24/26	1,000,000	991,983
0.750%, 10/8/27 (C)	500,000	473,069
		2,714,543
U.S. Treasury Notes - 59.1%
4.500%, 11/15/25	1,250,000	1,250,179
3.875%, 1/15/26	1,000,000	999,844
3.750%, 4/15/26	1,250,000	1,249,548
4.125%, 1/31/27	1,000,000	1,005,000
3.250%, 6/30/27	1,250,000	1,242,432
4.000%, 2/29/28	2,150,000	2,168,813
3.625%, 5/31/28	2,500,000	2,501,270
4.000%, 6/30/28	2,150,000	2,171,500
4.875%, 10/31/28	2,500,000	2,588,184
4.500%, 5/31/29	2,250,000	2,313,457
4.000%, 7/31/29	2,250,000	2,276,279
3.875%, 9/30/29	2,125,000	2,140,688
3.875%, 11/30/29	2,250,000	2,266,611
3.875%, 12/31/29	2,250,000	2,266,260
4.000%, 7/31/30	2,250,000	2,277,422
4.375%, 11/30/30	1,500,000	1,543,828
4.125%, 2/29/32	500,000	507,734
4.125%, 11/15/32	1,000,000	1,013,867
3.375%, 5/15/33	2,000,000	1,927,187
4.000%, 2/15/34	2,000,000	2,000,391
		35,710,494

Total U.S. Government and Agency Obligations
(Cost $38,013,776)		38,425,037

	Shares
SHORT-TERM INVESTMENTS - 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 4.010%	140,282	140,282
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 4.060%	168,128	168,128

Total Short-Term Investments
(Cost $308,410)		308,410
TOTAL INVESTMENTS - 99.3%
(Cost $59,524,579**)		60,035,964

NET OTHER ASSETS AND LIABILITIES - 0.7%		399,426

TOTAL NET ASSETS - 100.0%		$60,435,390

**	Aggregate cost for Federal tax purposes was $59,541,532.

(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2025.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

High Quality Bond Fund Portfolio of Investments - concluded

(B)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at October 31, 2025.

(C)	All or a portion of these securities, with an aggregate fair value of $164,747, are on loan as part of a securities lending program. See Note (11) for details on the securities lending program.

(D)	7-day yield.

(E)	Represents investments of cash collateral received in connection with securities lending.

LP	Limited Partnership.

REIT	Real Estate Investment Trust.

SOFR	Secured Overnight Financing Rate.

USD	United States Dollar.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2, 3)
ASSET BACKED SECURITIES - 2.0%
CarMax Auto Owner Trust, Series 2023-3, Class A3, 5.280%, 5/15/28	$368,371	$370,764
Chesapeake Funding II LLC, Series 2023- 1A, Class A1 (A), 5.650%, 5/15/35	302,963	304,643
Chesapeake Funding II LLC, Series 2023- 2A, Class A1 (A), 6.160%, 10/15/35	233,233	236,232
Enterprise Fleet Financing LLC, Series 2023-1, Class A2 (A), 5.510%, 1/22/29	89,864	90,046
Enterprise Fleet Financing LLC, Series 2022-4, Class A2 (A), 5.760%, 10/22/29	150,074	150,784
Evergreen Credit Card Trust, Series 2025- 1A, Class B, 4.240%, 10/15/29	500,000	499,220
John Deere Owner Trust, Series 2023-B, Class A3, 5.180%, 3/15/28	498,406	501,737
Nissan Auto Receivables Owner Trust, Series 2022-B, Class A4, 4.450%, 11/15/29	200,000	200,658
Towd Point Mortgage Trust, Series 2024- CES1, Class A1A (B) (C), 5.848%, 1/25/64	761,773	765,953
Verizon Master Trust, Series 2024-3, Class B, 5.540%, 4/22/30	1,250,000	1,272,410

Total Asset Backed Securities
(Cost $4,375,649)		4,392,447

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.0%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (D), 2.879%, 7/25/49	48,059	47,125
Bunker Hill Loan Depositary Trust, Series 2020-1, Class A1 (A) (B) (C), 1.724%,2/25/55	10,554	10,493
CIM Trust, Series 2021-J2, Class A4 (A)(B) (C), 2.500%, 4/25/51	430,282	388,377
Federal Home Loan Mortgage Corp. REMICS, Series 4066, Class DI, 3.000%, 6/15/27	96,377	1,351
Federal Home Loan Mortgage Corp. REMICS, Series 5451, Class A, 5.000%, 5/25/49	294,096	293,756
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M1 (A) (B) (C), 5.183%, 12/25/41	66,566	66,565
Federal National Mortgage Association REMICS, Series 2015-12, Class NI, 3.500%, 3/25/30	260,890	11,392
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.500%, 4/25/31	154,523	151,862
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4.000%, 5/25/31	213,682	212,367
Federal National Mortgage Association REMICS, Series 2001-73, Class GZ, 6.000%, 12/25/31	42,322	43,755
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.500%, 9/25/35	45,922	47,603
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, 5.500%, 12/25/35	1,181,404	168,053
Federal National Mortgage Association REMICS, Series 2025-26, Class BA, 5.500%, 5/25/48	461,088	471,936
Federal National Mortgage Association REMICS, Series 2024-99, Class EA, 5.500%, 5/25/51	607,491	614,759
Federal National Mortgage Association REMICS, Series 2025-5, Class EA, 5.500%, 10/25/51	830,144	839,785
Flagstar Mortgage Trust, Series 2021-9INV, Class A1 (A) (B) (C), 2.500%, 9/25/41	421,249	382,203
GCAT Trust, Series 2021-NQM1, Class A1 (A) (B) (C), 0.874%, 1/25/66	459,365	411,092
Government National Mortgage Association REMICS, Series 2015-53, Class IL, 3.000%, 9/20/44	12,509	60
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class A2 (A) (B) (C), 2.500%, 5/25/51	428,814	354,326
JP Morgan Mortgage Trust, Series 2019-5, Class A3 (A) (B) (C), 4.000%, 11/25/49	15,114	14,277
JP Morgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.458%, 2/25/50	71,145	64,454
JP Morgan Mortgage Trust, Series 2021-1, Class A3 (A) (B) (C), 2.500%, 6/25/51	564,008	473,128
JP Morgan Mortgage Trust, Series 2021-3, Class A3 (A) (B) (C), 2.500%, 7/25/51	757,665	637,475
JP Morgan Mortgage Trust, Series 2021-6, Class A4 (A) (B) (C), 2.500%, 10/25/51	601,384	540,853
JP Morgan Mortgage Trust, Series 2021-14, Class A4 (A) (B) (C), 2.500%, 5/25/52	648,165	579,896
JP Morgan Mortgage Trust, Series 2024-5, Class A4 (B) (C), 6.000%, 11/25/54	575,670	581,784
JP Morgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (C), 3.000%, 2/25/50	119,056	104,608
PSMC Trust, Series 2020-2, Class A2 (A) (B) (C), 3.000%, 5/25/50	82,491	73,480
PSMC Trust, Series 2021-1, Class A11 (A) (B) (C), 2.500%, 3/25/51	717,609	641,710
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (B) (C), 2.500%, 12/25/51	520,164	464,231
RCKT Mortgage Trust, Series 2022-1, Class A5 (A) (B) (C), 2.500%, 1/25/52	358,864	319,741
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (C), 3.000%, 6/25/43	217,977	196,919
Towd Point Mortgage Trust, Series 2024-4, Class A1A (B) (C), 4.552%, 10/27/64	1,470,732	1,477,282
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (C), 4.000%, 4/25/49	7,942	7,555
Wells Fargo Mortgage-Backed Securities Trust, Series 2021-INV2, Class A2 (A) (B) (C), 2.500%, 9/25/51	525,610	441,915

Total Collateralized Mortgage Obligations
(Cost $12,278,958)		11,136,168

See accompanying Notes to Financial Statements.
9

Madison Funds | October 31, 2025

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2, 3)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K059, Class X1 (B) (C), 0.247%, 9/25/26	$13,197,493	$17,307
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K131, Class A2, 1.853%, 7/25/31	505,000	448,794
Federal National Mortgage Association- ACES, Series 2022-M1, Class A2 (B) (C), 1.668%, 10/25/31	1,250,000	1,081,482
FREMF Mortgage Trust, Series 2016-K58, Class B (A) (B) (C), 3.737%, 9/25/49	320,000	317,289
FREMF Mortgage Trust, Series 2020-K106, Class B (A) (B) (C), 3.563%, 3/25/53	750,000	708,354
Government National Mortgage Association, Series 2024-153, Class AB, 4.500%, 3/16/65	724,739	717,936
GSAMP Trust, Series 2006-S5, Class M5 (B) (C) (E), 7.488%, 9/25/36	772,000	—

Total Commercial Mortgage- Backed Securities
(Cost $3,267,187)		3,291,162

CORPORATE NOTES AND BONDS - 24.1%
Basic Materials - 0.2%
Rio Tinto Finance USA PLC, 5.000%, 3/14/32	500,000	514,780

Communication Services - 0.8%
AT&T, Inc., 4.750%, 5/15/46	500,000	441,988
Expedia Group, Inc., 3.250%, 2/15/30	250,000	238,757
SBA Communications Corp., 3.875%, 2/15/27	350,000	346,114
VeriSign, Inc., 2.700%, 6/15/31	500,000	452,665
Verizon Communications, Inc., 3.400%, 3/22/41	500,000	392,589
		1,872,113
Communications - 0.5%
Meta Platforms, Inc., 4.875%, 11/15/35	500,000	500,990
NTT Finance Corp., 5.502%, 7/16/35	500,000	519,510
		1,020,500
Consumer Discretionary - 1.2%
Advance Auto Parts, Inc., 1.750%, 10/1/27	250,000	233,710
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (A), 5.500%, 4/20/26	58,333	58,484
BorgWarner, Inc. (F), 5.400%, 8/15/34	250,000	257,481
Home Depot, Inc., 3.350%, 4/15/50	250,000	180,417
Lowe’s Cos., Inc., 3.000%, 10/15/50	500,000	323,955
Lowe’s Cos., Inc., 4.250%, 4/1/52	750,000	599,384
Royal Caribbean Cruises Ltd., 7.500%, 10/15/27	250,000	264,116
Tractor Supply Co., 5.250%, 5/15/33	150,000	155,194
Walmart, Inc., 4.900%, 4/28/35	500,000	513,916
		2,586,657
Consumer Staples - 1.3%
Diageo Investment Corp., 5.125%, 8/15/30	400,000	414,495
GE HealthCare Technologies, Inc., 4.800%, 8/14/29	500,000	509,912
Keurig Dr. Pepper, Inc., 3.800%, 5/1/50	300,000	221,843
Lamb Weston Holdings, Inc. (A), 4.875%, 5/15/28	250,000	250,464
Mars, Inc., 5.200%, 3/1/35	225,000	230,925
Mars, Inc., 5.700%, 5/1/55	600,000	609,670
PayPal Holdings, Inc., 5.100%, 4/1/35	250,000	255,082
Performance Food Group, Inc. (A), 5.500%, 10/15/27	325,000	325,067
		2,817,458
Energy - 3.0%
B5oardwalk Pipelines LP, 4.450%, 7/15/27	400,000	401,133
Devon Energy Corp. (F), 5.200%, 9/15/34	800,000	794,187
Diamondback Energy, Inc., 5.400%, 4/18/34	550,000	560,931
Eastern Gas Transmission & Storage, Inc., 3.000%, 11/15/29	350,000	334,270
Energy Transfer LP, 5.250%, 4/15/29	275,000	282,596
Energy Transfer LP, 6.550%, 12/1/33	300,000	327,748
Kinder Morgan, Inc., 5.850%, 6/1/35	250,000	263,465
Kinder Morgan, Inc., 5.550%, 6/1/45	400,000	388,852
Marathon Petroleum Corp., 3.800%, 4/1/28	350,000	346,133
Marathon Petroleum Corp., 5.150%, 3/1/30	250,000	256,691
MPLX LP, 2.650%, 8/15/30	350,000	322,184
ONEOK, Inc., 5.850%, 1/15/26	150,000	150,275
ONEOK, Inc., 5.450%, 6/1/47	400,000	367,835
Sunoco LP/Sunoco Finance Corp., 6.000%, 4/15/27	400,000	400,566
Valero Energy Corp., 5.150%, 2/15/30	650,000	668,289
Valero Energy Corp., 6.625%, 6/15/37	500,000	552,441
Valero Energy Corp., 4.000%, 6/1/52	175,000	129,480
		6,547,076
Financials - 10.5%
Air Lease Corp., 2.875%, 1/15/26	500,000	498,231
Air Lease Corp., 1.875%, 8/15/26	250,000	245,449
American Express Co., (1 day USD SOFR + 1.940%) (B) (C), 6.489%, 10/30/31	500,000	546,543
American International Group, Inc., 4.750%, 4/1/48	150,000	134,780
Athene Holding Ltd., 6.250%, 4/1/54	250,000	248,754
Bank of America Corp., (1 day USD SOFR + 1.910%) (B) (C), 5.288%, 4/25/34	350,000	362,078
Bank of America Corp., (1 day USD SOFR + 1.650%) (B) (C), 5.468%, 1/23/35	250,000	260,963
Bank of America Corp., Series N, (1 day USD SOFR + 0.910%) (B) (C), 1.658%, 3/11/27	400,000	396,269
Bank of New York Mellon Corp., (1 day USD SOFR Index + 2.074%) (B) (C), 5.834%, 10/25/33	500,000	538,300
Berkshire Hathaway Finance Corp., 3.850%, 3/15/52	350,000	275,625
Capital One Financial Corp., (1 day USD SOFR + 2.057%) (B) (C), 4.927%, 5/10/28	350,000	353,316
Capital One Financial Corp., (1 day USD SOFR + 2.640%) (B) (C), 6.312%, 6/8/29	400,000	419,182
Capital One Financial Corp., (1 day USD
SOFR + 1.790%) (B) (C), 3.273%, 3/1/30	350,000	337,749
CBRE Services, Inc., 4.800%, 6/15/30	250,000	253,779
Citibank NA, 5.803%, 9/29/28	250,000	262,025
Citigroup, Inc., (1 day USD SOFR + 2.086%) (B) (C), 4.910%, 5/24/33	350,000	353,938
Citigroup, Inc., (5 yr. CMT + 1.730%) (B) (C), 5.411%, 9/19/39	400,000	401,771

See accompanying Notes to Financial Statements.
10

Madison Funds | October 31, 2025

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2, 3)
Empower Finance 2020 LP (A), 3.075%, 9/17/51	$350,000	$231,003
Fifth Third Bancorp, 2.550%, 5/5/27	350,000	341,896
Fifth Third Bancorp, (1 day USD SOFR + 2.340%) (B) (C), 6.339%, 7/27/29	400,000	420,469
Fifth Third Bancorp, (1 day USD SOFR + 1.660%) (B) (C), 4.337%, 4/25/33	350,000	340,618
Five Corners Funding Trust II (A), 2.850%, 5/15/30	250,000	234,659
GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/32	400,000	358,972
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	400,000	398,332
Goldman Sachs Group, Inc., (1 day USD SOFR + 0.913%) (B) (C), 1.948%, 10/21/27	500,000	489,026
Huntington Bancshares, Inc., (1 day USD SOFR + 2.020%) (B) (C), 6.208%, 8/21/29	350,000	367,340
Intercontinental Exchange, Inc., 4.600%, 3/15/33	350,000	352,481
JPMorgan Chase & Co., (1 day USD SOFR + 1.620%) (B) (C), 5.336%, 1/23/35	500,000	518,840
JPMorgan Chase & Co., (1 day USD SOFR + 1.680%) (B) (C), 5.572%, 4/22/36	500,000	526,677
KeyBank NA, 5.000%, 1/26/33	250,000	251,675
KeyCorp, 4.100%, 4/30/28	400,000	398,712
KKR Group Finance Co. VIII LLC (A), 3.500%, 8/25/50	250,000	178,469
Liberty Mutual Group, Inc. (A), 3.950%, 5/15/60	150,000	106,714
LPL Holdings, Inc. (A), 4.000%, 3/15/29	350,000	341,968
Morgan Stanley, (1 day USD SOFR + 1.830%) (B) (C), 6.407%, 11/1/29	450,000	476,914
Morgan Stanley, (1 day USD SOFR + 1.108%) (B) (C), 5.230%, 1/15/31	350,000	361,176
Morgan Stanley, (1 day USD SOFR + 1.020%) (B) (C), 1.928%, 4/28/32	500,000	437,312
Morgan Stanley, (1 day USD SOFR + 1.730%) (B) (C), 5.466%, 1/18/35	500,000	519,830
Nasdaq, Inc., 1.650%, 1/15/31	450,000	395,241
Old Republic International Corp., 3.850%, 6/11/51	300,000	220,178
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	250,000	231,671
PNC Bank NA, 2.700%, 10/22/29	250,000	235,065
PNC Financial Services Group, Inc., (1 day USD SOFR + 1.333%) (B) (C), 4.899%, 5/13/31	540,000	550,650
PNC Financial Services Group, Inc., (1 day USD SOFR + 2.284%) (B) (C), 6.875%, 10/20/34	300,000	339,539
Realty Income Corp. (F), 4.850%, 3/15/30	400,000	409,903
Realty Income Corp., 5.125%, 4/15/35	250,000	253,940
Regions Financial Corp., 1.800%, 8/12/28	500,000	468,493
Simon Property Group LP, 5.125%, 10/1/35	500,000	506,198
State Street Corp., (1 day USD SOFR + 1.490%) (B) (C), 3.031%, 11/1/34	250,000	234,810
Teachers Insurance & Annuity Association of America (A), 3.300%, 5/15/50	300,000	207,814
Truist Bank, 2.250%, 3/11/30	325,000	296,860
Truist Financial Corp., (1 day USD SOFR + 1.309%) (B) (C), 5.071%, 5/20/31	250,000	255,732
Truist Financial Corp., (1 day USD SOFR + 1.852%) (B) (C), 5.122%, 1/26/34	400,000	404,961
Truist Financial Corp., (1 day USD SOFR + 2.361%) (B) (C), 5.867%, 6/8/34	600,000	634,998
U.S. Bancorp, (1 day USD SOFR + 1.660%) (B) (C), 4.548%, 7/22/28	500,000	503,179
U.S. Bancorp, (1 day USD SOFR + 1.560%) (B) (C), 5.384%, 1/23/30	250,000	258,267
U.S. Bancorp, (1 day USD SOFR+ 1.600%) (B) (C), 4.839%, 2/1/34	525,000	527,199
Wells Fargo & Co., (1 day USD SOFR + 1.740%) (B) (C), 5.574%, 7/25/29	500,000	517,201
Wells Fargo & Co., (1 day USD SOFR + 1.500%) (B) (C), 5.198%, 1/23/30	600,000	617,229
Wells Fargo & Co., (1 day USD SOFR + 1.110%) (B) (C), 5.244%, 1/24/31	500,000	517,361
Wells Fargo & Co., (1 day USD SOFR + 2.020%) (B) (C), 5.389%, 4/24/34	350,000	363,373
Welltower OP LLC, 2.050%, 1/15/29	500,000	469,039
Weyerhaeuser Co., 3.375%, 3/9/33	300,000	273,606
		23,234,342
Health Care - 1.1%
AbbVie, Inc., 5.400%, 3/15/54	675,000	671,150
Amgen, Inc., 5.650%, 3/2/53	150,000	149,590
Block, Inc., 2.750%, 6/1/26	450,000	444,851
Centene Corp., 2.450%, 7/15/28	500,000	465,789
GE HealthCare Technologies, Inc., 6.377%, 11/22/52	250,000	274,703
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.200%, 6/1/30	250,000	226,616
Humana, Inc., 5.375%, 4/15/31	250,000	258,058
		2,490,757
Industrials - 2.0%
Ashtead Capital, Inc. (A), 2.450%, 8/12/31	600,000	531,899
Ball Corp., 4.875%, 3/15/26	475,000	474,819
Boeing Co., 6.858%, 5/1/54	500,000	566,860
Carrier Global Corp., 3.577%, 4/5/50	68,000	51,265
Carrier Global Corp., 6.200%, 3/15/54	174,000	191,973
Nordson Corp., 5.800%, 9/15/33	100,000	106,924
Norfolk Southern Corp., 5.950%, 3/15/64	250,000	264,280
Otis Worldwide Corp., 2.565%, 2/15/30	350,000	326,758
Quanta Services, Inc., 2.900%, 10/1/30	500,000	467,638
TD SYNNEX Corp., 1.750%, 8/9/26	500,000	490,362
Textron, Inc., 2.450%, 3/15/31	250,000	225,467
United Rentals North America, Inc., 5.500%, 5/15/27	500,000	500,163
Vontier Corp., 1.800%, 4/1/26	300,000	296,831
		4,495,239
Information Technology - 1.3%
Broadcom, Inc. (A), 3.187%, 11/15/36	12,000	10,229
Dell International LLC/EMC Corp., 8.350%, 7/15/46	87,000	112,493
Dell International LLC/EMC Corp., 3.450%, 12/15/51	625,000	437,847
Fiserv, Inc., 3.500%, 7/1/29	250,000	240,417
Gartner, Inc. (A), 4.500%, 7/1/28	400,000	396,599
HP, Inc., 2.650%, 6/17/31	600,000	541,006
Iron Mountain, Inc. (A), 4.500%, 2/15/31	275,000	263,671
Oracle Corp., 3.950%, 3/25/51	750,000	536,051
VMware LLC, 2.200%, 8/15/31	500,000	441,859
		2,980,172

See accompanying Notes to Financial Statements.
11

Madison Funds | October 31, 2025

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2, 3)
Materials - 0.2%
Celanese U.S. Holdings LLC, 6.665%, 7/15/27	$160,000	$164,232
LYB International Finance III LLC,3.625%, 4/1/51	400,000	266,147
		430,379
Technology - 0.5%
Micron Technology, Inc., 5.650%, 11/1/32	250,000	262,296
NetApp, Inc., 5.500%, 3/17/32	400,000	416,269
Paychex, Inc., 5.600%, 4/15/35	500,000	522,013
		1,200,578
Utilities - 1.5%
AES Corp., 1.375%, 1/15/26	400,000	397,477
Berkshire Hathaway Energy Co., 1.650%, 5/15/31	350,000	303,515
DTE Electric Co., 5.400%, 4/1/53	250,000	248,670
Duke Energy Corp., 3.750%, 9/1/46	500,000	385,061
Duke Energy Progress LLC, 3.700%, 10/15/46	500,000	389,111
Florida Power & Light Co., 2.875%, 12/4/51	700,000	455,804
Interstate Power & Light Co., 3.500%, 9/30/49	250,000	182,447
NextEra Energy Capital Holdings, Inc., 1.900%, 6/15/28	500,000	473,770
PECO Energy Co., 3.050%, 3/15/51	750,000	501,494
		3,337,349
Total Corporate Notes and Bonds
(Cost $55,616,482)		53,527,400

FOREIGN CORPORATE BONDS - 2.3%
Consumer Discretionary - 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. (A), 4.750%, 10/20/28	250,000	251,685

Energy - 0.1%
Enbridge, Inc., 5.700%, 3/8/33	250,000	263,227

Financials - 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.750%, 1/30/26	500,000	496,857
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.625%, 10/15/27	250,000	251,835
Avolon Holdings Funding Ltd. (A), 2.125%, 2/21/26	201,000	199,513
Mitsubishi UFJ Financial Group, Inc., (1 yr. CMT + 1.530%) (B) (C), 5.475%, 2/22/31	500,000	521,201
Royal Bank of Canada, 5.150%, 2/1/34	400,000	417,718
Toronto-Dominion Bank, 4.456%, 6/8/32	300,000	299,912
UBS Group AG, (1 yr. CMT + 2.050%) (A) (B) (C), 4.703%, 8/5/27	400,000	401,010
		2,588,046
Health Care - 0.5%
Pfizer Investment Enterprises Pte. Ltd., 5.300%, 5/19/53	400,000	385,998
Pfizer Investment Enterprises Pte. Ltd., 5.340%, 5/19/63	250,000	237,136
Royalty Pharma PLC, 2.200%, 9/2/30	200,000	180,282
STERIS Irish FinCo UnLtd Co., 3.750%, 3/15/51	500,000	369,159
		1,172,575
Industrials - 0.3%
BAE Systems PLC (A), 5.300%, 3/26/34	500,000	518,368

Materials - 0.1%
Nutrien Ltd., 5.800%, 3/27/53	250,000	254,870

Total Foreign Corporate Bonds
(Cost $5,134,620)		5,048,771

MORTGAGE BACKED SECURITIES - 35.1%
Fannie Mae - 19.1%
3.000%, 9/1/30 Pool # 890696	142,142	139,390
3.000%, 12/1/30 Pool # AL8924	59,671	58,748
7.000%, 11/1/31 Pool # 607515	1,717	1,793
3.500%, 12/1/31 Pool # MA0919	55,462	54,530
6.500%, 3/1/32 Pool # 631377	6,425	6,771
6.500%, 5/1/32 Pool # 636758	339	351
7.000%, 5/1/32 Pool # 644591	112	117
6.500%, 6/1/32 Pool # 545691	12,574	13,075
3.500%, 8/1/32 Pool # MA3098	78,386	77,335
3.500%, 9/1/32 Pool # MA3126	52,253	51,615
5.500%, 11/1/33 Pool # 555880	16,805	17,236
4.000%, 2/1/35 Pool # MA2177	164,264	163,346
3.500%, 12/1/35 Pool # MA2473	168,462	163,992
4.500%, 12/1/35 Pool # 745147	2,679	2,701
2.500%, 9/1/36 Pool # FS4049	482,141	457,059
6.000%, 11/1/36 Pool # 902510	21,193	22,282
6.000%, 10/1/37 Pool # 947563	26,094	27,518
6.500%, 12/1/37 Pool # 889072	16,946	17,976
4.500%, 5/1/38 Pool # MA5013	815,554	815,330
6.500%, 8/1/38 Pool # 987711	46,329	49,034
3.000%, 11/1/39 Pool # MA3831	78,623	73,696
4.000%, 9/1/40 Pool # AE3039	171,827	168,819
4.000%, 1/1/41 Pool # AB2080	141,435	138,595
2.500%, 5/1/41 Pool # MA4334	1,057,005	946,853
5.500%, 7/1/41 Pool # AL6588	128,189	133,506
2.500%, 8/1/41 Pool # FM8460	207,695	187,976
4.000%, 9/1/41 Pool # AJ1406	62,471	61,217
4.000%, 10/1/41 Pool # AJ4046	196,768	193,683
3.500%, 11/1/41 Pool # AB3867	73,178	70,229
2.500%, 3/1/42 Pool # MA4571	2,683,412	2,401,188
4.000%, 3/1/42 Pool # AL1998	295,304	289,069
3.500%, 6/1/42 Pool # AO4134	311,096	297,403
3.500%, 8/1/42 Pool # AP2133	165,460	157,972
3.000%, 9/1/42 Pool # AP6568	44,353	41,093
3.500%, 9/1/42 Pool # AB6228	92,940	88,446
4.000%, 10/1/42 Pool # AP7363	218,597	213,935
3.500%, 1/1/43 Pool # AQ9326	193,279	184,175
3.000%, 2/1/43 Pool # AL3072	308,805	286,107
3.500%, 3/1/43 Pool # AT0310	148,292	141,306
3.500%, 4/1/43 Pool # AT2887	158,343	150,638
5.000%, 11/1/44 Pool # MA5539	642,563	650,975
4.000%, 1/1/45 Pool # AS4257	47,581	46,144
5.000%, 9/1/45 Pool # MA5833	731,795	735,178
4.500%, 10/1/46 Pool # MA2783	27,056	26,945
3.000%, 1/1/47 Pool # BE0108	285,215	260,851
2.500%, 12/1/47 Pool # FM3165	859,157	751,612
3.000%, 1/1/48 Pool # FM1303	938,827	858,665
3.000%, 8/1/48 Pool # FS0517	643,380	586,794
3.000%, 1/1/49 Pool # FS4296	618,863	573,283
4.000%, 11/1/50 Pool # FM5530	486,214	465,668
3.000%, 12/1/51 Pool # FS3478	824,204	731,726
2.000%, 1/1/52 Pool # FS0173	938,864	776,157

See accompanying Notes to Financial Statements.
12

Madison Funds | October 31, 2025

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2, 3)
2.500%, 1/1/52 Pool # CB2548	$410,793	$352,256
2.000%, 3/1/52 Pool # CB3105	393,418	325,235
2.500%, 3/1/52 Pool # BV4133	488,050	414,348
3.000%, 3/1/52 Pool # CB3115	753,844	678,257
2.500%, 4/1/52 Pool # FS4138	1,526,065	1,322,124
3.500%, 5/1/52 Pool # FS1866	818,351	756,912
4.000%, 5/1/52 Pool # FS1818	2,876,925	2,743,083
3.500%, 6/1/52 Pool # CB3845	784,239	725,348
3.500%, 7/1/52 Pool # FS2812	488,317	456,512
3.500%, 8/1/52 Pool # CB4361	1,659,063	1,532,895
4.500%, 8/1/52 Pool # FS2605	1,255,212	1,232,479
4.000%, 9/1/52 Pool # MA4732	609,832	581,844
4.500%, 9/1/52 Pool # FS2821	587,182	577,548
4.000%, 10/1/52 Pool # MA4783	1,064,077	1,014,490
4.500%, 10/1/52 Pool # MA4784	573,610	562,011
5.000%, 10/1/52 Pool # MA4785	2,234,897	2,238,380
5.500%, 10/1/52 Pool # MA4786	696,838	706,914
5.000%, 11/1/52 Pool # MA4806	785,823	787,209
5.000%, 12/1/52 Pool # MA4841	2,822,985	2,822,726
5.500%, 12/1/52 Pool # MA4842	838,374	852,067
4.500%, 7/1/53 Pool # FS4996	539,804	530,707
5.500%, 7/1/53 Pool # MA5072	3,167,506	3,201,649
5.500%, 9/1/53 Pool # FS5575	566,554	579,160
5.500%, 5/1/54 Pool # FS7759	911,626	924,872
5.000%, 1/1/55 Pool # MA5585	948,867	944,621
4.000%, 7/1/55 Pool # FA2986	745,399	707,375
		42,401,125
Freddie Mac - 16.0%
8.000%, 6/1/30 Pool # C01005	177	184
6.500%, 1/1/32 Pool # C62333	4,080	4,222
2.500%, 2/1/32 Pool # ZS8641	127,711	123,081
3.500%, 8/1/32 Pool # C91485	70,204	68,972
4.000%, 5/1/33 Pool # G18693	114,889	114,913
4.500%, 6/1/34 Pool # C01856	106,251	106,252
2.500%, 6/1/35 Pool # RC1421	229,566	216,881
2.000%, 1/1/36 Pool # SB0546	590,022	547,803
6.500%, 11/1/36 Pool # C02660	1,928	2,038
5.500%, 1/1/37 Pool # G04593	62,992	65,679
5.500%, 11/1/37 Pool # A68787	41,551	43,262
5.500%, 12/1/38 Pool # G05267	120,564	125,307
4.500%, 8/1/39 Pool # G08361	116,190	117,283
5.000%, 5/1/40 Pool # SB8384	901,729	910,756
3.500%, 11/1/40 Pool # G06168	109,510	105,456
2.000%, 3/1/41 Pool # RB5105	799,887	692,997
2.500%, 6/1/41 Pool # SC0151	627,831	568,220
4.000%, 10/1/41 Pool # Q04092	272,803	267,382
4.500%, 3/1/42 Pool # G07491	131,139	131,955
2.500%, 9/1/42 Pool # SC0314	401,157	360,080
3.000%, 9/1/42 Pool # C04233	199,692	185,268
3.000%, 2/1/43 Pool # Q15767	137,840	128,514
3.000%, 4/1/43 Pool # V80026	1,097,140	1,016,539
3.500%, 8/1/44 Pool # Q27927	165,160	156,703
3.000%, 7/1/45 Pool # G08653	236,634	217,039
3.500%, 8/1/45 Pool # Q35614	168,769	160,040
3.000%, 11/1/45 Pool # G08675	195,647	179,021
3.000%, 1/1/46 Pool # G08686	247,593	226,455
3.000%, 10/1/46 Pool # G60722	253,443	231,385
3.500%, 11/1/47 Pool # Q52079	208,595	196,146
2.500%, 4/1/48 Pool # QA2240	1,986,846	1,736,839
3.000%, 7/1/49 Pool # QA1033	290,147	260,934
2.500%, 6/1/51 Pool # QC2842	795,671	679,020
2.500%, 1/1/52 Pool # SD7552	3,149,503	2,724,279
3.500%, 4/1/52 Pool # SD0960	1,089,207	1,018,346
3.500%, 5/1/52 Pool # RA7380	1,150,800	1,063,115
3.000%, 8/1/52 Pool # SD7556	1,309,286	1,173,884
4.000%, 9/1/52 Pool # SD8244	504,816	481,181
4.500%, 9/1/52 Pool # SD8245	599,482	587,360
4.500%, 10/1/52 Pool # SD8257	1,945,506	1,904,761
4.500%, 11/1/52 Pool # SD8266	1,807,974	1,769,924
5.000%, 11/1/52 Pool # SD8267	2,363,993	2,366,202
5.500%, 11/1/52 Pool # SD8268	2,069,691	2,109,084
4.500%, 12/1/52 Pool # SD1921	1,139,745	1,122,170
5.000%, 12/1/52 Pool # RA8278	2,416,583	2,419,401
5.500%, 12/1/52 Pool # SD8277	1,138,938	1,157,541
5.000%, 2/1/53 Pool # SD8299	704,073	704,529
5.500%, 2/1/53 Pool # SD2172	479,340	491,260
5.000%, 5/1/53 Pool # SD2875	1,249,323	1,261,237
5.500%, 6/1/53 Pool # SD3174	823,099	841,480
5.500%, 8/1/53 Pool # SD8349	610,389	616,969
6.000%, 9/1/53 Pool # SD3739	1,070,048	1,103,828
5.500%, 2/1/54 Pool # SD4901	588,536	599,211
		35,462,388
Ginnie Mae - 0.0%
6.500%, 2/20/29 Pool # 2714	1,215	1,252
6.500%, 4/20/31 Pool # 3068	891	929
4.000%, 4/15/39 Pool # 698089	8,291	8,101
		10,282
Total Mortgage Backed Securities
(Cost $78,655,647)		77,873,795

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.5%
U.S. Treasury Bonds - 10.1%
6.625%, 2/15/27	2,000,000	2,079,141
5.375%, 2/15/31	2,000,000	2,154,219
4.500%, 5/15/38	1,250,000	1,282,520
2.250%, 5/15/41	3,000,000	2,238,164
3.750%, 8/15/41	4,250,000	3,880,615
4.625%, 5/15/44	3,500,000	3,499,180
3.000%, 5/15/45	1,000,000	785,742
3.000%, 5/15/47	500,000	384,570
1.250%, 5/15/50	1,500,000	744,609
1.875%, 2/15/51	1,500,000	866,426
4.125%, 8/15/53	2,000,000	1,823,203
4.250%, 8/15/54	3,000,000	2,795,273
		22,533,662
U.S. Treasury Notes - 18.4%
4.625%, 6/15/27	3,000,000	3,045,938
4.000%, 2/29/28	5,000,000	5,043,750
4.625%, 9/30/28	6,000,000	6,167,344
2.625%, 2/15/29	1,000,000	969,023
3.875%, 11/30/29	4,000,000	4,029,531
4.000%, 7/31/30	3,000,000	3,036,562
4.000%, 1/31/31	2,250,000	2,276,631
4.250%, 6/30/31	4,000,000	4,094,062
4.125%, 11/15/32	4,250,000	4,308,936
4.000%, 2/15/34	3,500,000	3,500,684
4.375%, 5/15/34	4,300,000	4,411,699
		40,884,160

Total U.S. Government and Agency Obligations
(Cost $65,168,892)		63,417,822

Shares
SHORT-TERM INVESTMENTS - 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (G), 4.010%	2,675,048	2,675,048

See accompanying Notes to Financial Statements.
13

Madison Funds | October 31, 2025

Core Bond Fund Portfolio of Investments - concluded

	Shares	Value (Note 2, 3)
State Street Navigator Securities Lending Government Money Market Portfolio (G) (H), 4.060%	797,228	$797,228

Total Short-Term Investments
(Cost $3,472,276)		3,472,276
TOTAL INVESTMENTS - 100.1%
(Cost $227,969,711**)		222,159,841

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(157,517)

TOTAL NET ASSETS - 100.0%		$222,002,324

**	Aggregate cost for Federal tax purposes was $228,101,923.

(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other qualified institutional buyers.”

(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2025.

(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at October 31, 2025.

(D)	Stepped rate security. Rate shown is as of October 31, 2025.

(E)	Defaulted Security. Security was deemed illiquid by Madison. Interest is not being accrued.

(F)	All or a portion of these securities, with an aggregate fair value of $780,182, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.

(G)	7-day yield.

(H)	Represents investments of cash collateral received in connection with securities lending.

BDC	Business Development Company.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FREMF	Freddie Mac Multifamily Securities.
IO	Interest Only.
LLC	Limited Liability Corporation.
LP	Limited Partnership.
PLC	Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
USD	United States Dollar.

See accompanying Notes to Financial Statements.
14

Madison Funds | October 31, 2025

Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
COMMON STOCKS - 82.0%
Communication Services - 2.5%
T-Mobile U.S., Inc. (A)	23,000	$4,831,150

Consumer Discretionary - 9.4%
Amazon.com, Inc.* (A)	15,000	3,663,300
Las Vegas Sands Corp. (A)	138,000	8,190,300
Lowe’s Cos., Inc. (A)	12,200	2,905,186
NIKE, Inc., Class B (A)	59,500	3,843,105
		18,601,891
Consumer Staples - 11.6%
Archer-Daniels-Midland Co. (A)	96,000	5,810,880
Constellation Brands, Inc., Class A (A)	32,100	4,217,298
Hershey Co. (A)	31,000	5,258,530
PepsiCo, Inc. (A)	51,900	7,582,071
		22,868,779
Energy - 11.5%
APA Corp. (A)	205,000	4,643,250
ConocoPhillips (A)	69,200	6,149,112
Matador Resources Co. (A)	137,000	5,406,020
Transocean Ltd.*	1,700,000	6,528,000
		22,726,382
Equity Real Estate Investment Trusts (REITs) - 1.5%
Weyerhaeuser Co., REIT (A)	125,000	2,875,000

Financials - 11.1%
CME Group, Inc. (A)	23,100	6,132,819
Fiserv, Inc.*	33,500	2,234,115
Marsh & McLennan Cos., Inc. (A)	26,300	4,685,345
PayPal Holdings, Inc.* (A)	82,000	5,680,140
Visa, Inc., Class A (A) Health Care - 14.1%	9,500	3,237,030
		21,969,449
Health Care - 14.1%
Agilent Technologies, Inc. (A)	43,000	6,293,480
CVS Health Corp. (A)	78,100	6,103,515
Danaher Corp. (A)	36,600	7,882,908
Johnson & Johnson (A)	23,500	4,438,445
Pfizer, Inc.	123,000	3,031,950
		27,750,298
Industrials - 4.6%
Honeywell International, Inc. (A)	30,100	6,060,033
Illinois Tool Works, Inc. (A)	12,100	2,951,432
		9,011,465
Information Technology - 11.3%
Accenture PLC, Class A (A)	13,100	3,276,310
Adobe, Inc.* (A)	11,600	3,947,596
Keysight Technologies, Inc.* (A)	18,000	3,293,280
Microchip Technology, Inc. (A)	78,000	4,868,760
Microsoft Corp. (A)	6,200	3,210,422
Texas Instruments, Inc. (A)	22,800	3,681,288
		22,277,656
Materials - 0.2%
Solstice Advanced Materials, Inc.*	7,525	339,152

Utilities - 4.2%
AES Corp. (A)	602,000	8,349,740

Total Common Stocks
(Cost $195,021,970)		161,600,962

SHORT-TERM INVESTMENTS - 19.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 4.010%	37,496,193	37,496,193

Total Short-Term Investments
(Cost $37,496,193)		37,496,193
TOTAL INVESTMENTS - 101.0%
(Cost $232,518,163**)		199,097,155

TOTAL CALL AND PUT OPTIONS WRITTEN - (1.2%)		(2,433,503)

NET OTHER ASSETS AND LIABILITIES - 0.2%		462,560

TOTAL NET ASSETS - 100.0%		$197,126,212

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $229,351,809.

(A)	All or a portion of these securities’ positions, with a value of $149,467,745, represent covers (directly or through conversion rights) for outstanding options written.

(B)	7-day yield.

PLC	Public Limited Company.

REIT	Real Estate Investment Trust.

Written Option Contracts Outstanding at October 31, 2025

Desription	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Accenture PLC	$300.00	1/16/26	(131)	$(3,930,000)	$(41,920)	$(61,436)	$19,516
Adobe, Inc.	400.00	1/16/26	(116)	(4,640,000)	(100,340)	(98,482)	(1,858)
AES Corp.	17.00	1/16/26	(1,988)	(3,379,600)	(69,580)	(47,665)	(21,915)
Agilent Technologies, Inc.	150.00	12/19/25	(430)	(6,450,000)	(260,150)	(203,389)	(56,761)
Amazon.com, Inc.	250.00	12/19/25	(150)	(3,750,000)	(138,750)	(74,846)	(63,904)
APA Corp.	27.50	11/21/25	(1,025)	(2,818,750)	(12,813)	(78,901)	66,088
APA Corp.	32.50	1/16/26	(1,025)	(3,331,250)	(15,375)	(53,635)	38,260
Archer-Daniels-Midland Co.	67.50	12/19/25	(960)	(6,480,000)	(79,200)	(130,277)	51,077
CME Group, Inc.	270.00	11/21/25	(231)	(6,237,000)	(86,625)	(180,312)	93,687
ConocoPhillips	100.00	11/21/25	(692)	(6,920,000)	(15,570)	(94,892)	79,322
Constellation Brands, Inc.	150.00	12/19/25	(100)	(1,500,000)	(13,000)	(36,898)	23,898
CVS Health Corp.	90.00	1/16/26	(781)	(7,029,000)	(76,147)	(170,335)	94,188
Danaher Corp.	230.00	12/19/25	(314)	(7,222,000)	(98,910)	(135,350)	36,440

See accompanying Notes to Financial Statements.
15

Madison Funds | October 31, 2025

Covered Call & Equity Income Fund Portfolio of Investments - concluded

Written Option Contracts Outstanding at October 31, 2025

Desription	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Danaher Corp.	200.00	12/19/25	(52)	(1,040,000)	(99,580)	(23,711)	(75,869)
Hershey Co.	190.00	11/21/25	(82)	(1,558,000)	(4,100)	(39,677)	35,577
Hershey Co.	195.00	11/21/25	(228)	(4,446,000)	(6,840)	(106,926)	100,086
Honeywell International, Inc.	230.00	12/19/25	(60)	(1,380,000)	(11,100)	(24,539)	13,439
Honeywell International, Inc.	220.00	1/16/26	(241)	(5,302,000)	(132,550)	(108,204)	(24,346)
Illinois Tool Works, Inc.	270.00	12/19/25	(121)	(3,267,000)	(15,125)	(72,476)	57,351
Johnson & Johnson	180.00	11/21/25	(235)	(4,230,000)	(239,113)	(86,560)	(152,553)
Keysight Technologies, Inc.	190.00	12/19/25	(180)	(3,420,000)	(126,000)	(71,816)	(54,184)
Las Vegas Sands Corp.	57.50	11/21/25	(1,380)	(7,935,000)	(416,070)	(183,322)	(232,748)
Lowe’s Cos., Inc.	270.00	11/21/25	(122)	(3,294,000)	(4,331)	(64,535)	60,204
Marsh & McLennan Cos., Inc.	210.00	12/19/25	(263)	(5,523,000)	–	(104,535)	104,535
Matador Resources Co.	55.00	1/16/26	(1,370)	(7,535,000)	(58,225)	(190,555)	132,330
Microchip Technology, Inc.	75.00	12/19/25	(780)	(5,850,000)	(78,000)	(194,205)	116,205
Microsoft Corp.	550.00	12/19/25	(62)	(3,410,000)	(43,400)	(55,117)	11,717
NIKE, Inc.	75.00	11/21/25	(165)	(1,237,500)	(2,393)	(41,082)	38,689
NIKE, Inc.	75.00	12/19/25	(430)	(3,225,000)	(39,990)	(70,955)	30,965
PayPal Holdings, Inc.	80.00	11/21/25	(820)	(6,560,000)	(29,520)	(136,920)	107,400
PepsiCo, Inc.	150.00	11/21/25	(138)	(2,070,000)	(22,356)	(34,083)	11,727
PepsiCo, Inc.	160.00	11/21/25	(381)	(6,096,000)	(9,144)	(91,862)	82,718
T-Mobile U.S., Inc.	250.00	11/21/25	(100)	(2,500,000)	(1,100)	(59,703)	58,603
T-Mobile U.S., Inc.	240.00	1/16/26	(130)	(3,120,000)	(27,755)	(89,568)	61,813
Texas Instruments, Inc.	200.00	11/21/25	(228)	(4,560,000)	(2,394)	(124,928)	122,534
Visa, Inc.	350.00	11/21/25	(95)	(3,325,000)	(37,287)	(71,152)	33,865
Weyerhaeuser Co.	27.00	11/21/25	(625)	(1,687,500)	(6,250)	(36,867)	30,617
Weyerhaeuser Co.	28.00	1/16/26	(625)	(1,750,000)	(12,500)	(39.985)	27,485
Total Call Options Written					$(2,433,503)	$(3,489,701)	$1,056,198
Total Options Written, at Value					$(2,433,503)	$(3,489,701)	$1,056,198

See accompanying Notes to Financial Statements.
16

Madison Funds | October 31, 2025

Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
COMMON STOCKS - 98.8%
Consumer Discretionary - 10.2%
Home Depot, Inc.	10,300	$3,909,777
Lowe’s Cos., Inc.	12,700	3,024,251
McDonald’s Corp.	5,200	1,551,836
NIKE, Inc., Class B	25,623	1,654,990
Starbucks Corp.	15,300	1,237,311
		11,378,165
Consumer Staples - 7.1%
Colgate-Palmolive Co.	21,800	1,679,690
Hershey Co.	10,050	1,704,781
PepsiCo, Inc.	16,200	2,366,658
Procter & Gamble Co.	14,400	2,165,328
		7,916,457
Energy - 9.0%
Chevron Corp.	25,300	3,990,316
EOG Resources, Inc.	27,400	2,900,016
Exxon Mobil Corp.	27,000	3,087,720
		9,978,052
Equity Real Estate Investment Trusts (REITs) - 2.3%
American Tower Corp., REIT	14,000	2,505,720

Financials - 19.3%
Bank of America Corp.	64,300	3,436,835
Blackrock, Inc.	4,000	4,331,240
CME Group, Inc.	14,800	3,929,252
JPMorgan Chase & Co.	10,325	3,212,314
Marsh & McLennan Cos., Inc.	10,350	1,843,853
Morgan Stanley	29,200	4,788,800
		21,542,294
Health Care - 14.9%
Abbott Laboratories	25,750	3,183,215
AbbVie, Inc.	15,000	3,270,600
Elevance Health, Inc.	5,000	1,586,000
Johnson & Johnson	26,900	5,080,603
Medtronic PLC	38,500	3,491,950
		16,612,368
Industrials - 19.8%
Automatic Data Processing, Inc.	12,800	3,331,840
Caterpillar, Inc.	3,150	1,818,369
Cummins, Inc.	4,725	2,068,038
Fastenal Co.	60,600	2,493,690
Honeywell International, Inc.	17,600	3,543,408
Illinois Tool Works, Inc.	13,200	3,219,744
Rockwell Automation, Inc.	5,900	2,173,324
Union Pacific Corp.	15,750	3,470,827
		22,119,240
Information Technology - 10.3%
Analog Devices, Inc.	10,500	2,458,365
QUALCOMM, Inc.	12,600	2,279,340
TE Connectivity PLC	15,100	3,729,851
Texas Instruments, Inc.	18,900	3,051,594
		11,519,150
Materials - 1.8%
Air Products & Chemicals, Inc.	7,500	1,819,425
Solstice Advanced Materials, Inc.*	4,400	198,308
		2,017,733
Utilities - 4.1%
NextEra Energy, Inc.	56,400	4,590,960

Total Common Stocks
(Cost $80,697,609)		110,180,139

SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.010%	1,606,846	1,606,846

Total Short-Term Investments
(Cost $1,606,846)		1,606,846

TOTAL INVESTMENTS - 100.2%
(Cost $82,304,455**)		111,786,985

NET OTHER ASSETS AND LIABILITIES - (0.2%)		(181,566)

TOTAL NET ASSETS - 100.0%		$111,605,419

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $83,249,396.

(A)	7-day yield.

PLC	Public Limited Company.

REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.
17

Madison Funds | October 31, 2025

Large Cap Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
COMMON STOCKS - 99.3%
Communication Services - 9.0%
Alphabet, Inc., Class C	114,403	$32,241,053

Consumer Discretionary - 17.5%
Airbnb, Inc., Class A*	78,226	9,898,718
Amazon.com, Inc.*	93,613	22,862,167
Lowe’s Cos., Inc.	58,808	14,003,949
Starbucks Corp.	80,416	6,503,242
TJX Cos., Inc.	64,191	8,995,727
		62,263,803
Financials - 24.9%
Arch Capital Group Ltd.	255,953	22,091,304
Brookfield Corp. (A)	297,208	13,686,428
Charles Schwab Corp.	110,664	10,459,961
Marsh & McLennan Cos., Inc.	46,607	8,303,037
MSCI, Inc.	13,971	8,222,632
Progressive Corp.	56,189	11,574,934
Visa, Inc., Class A	42,505	14,483,154
		88,821,450
Health Care - 9.4%
Agilent Technologies, Inc.	89,587	13,111,953
Alcon AG (A)	66,275	4,897,060
Danaher Corp.	71,949	15,496,376
		33,505,389
Industrials - 20.0%
Copart, Inc.*	231,369	9,951,181
Deere & Co.	19,605	9,050,256
Ferguson Enterprises, Inc.	83,038	20,634,943
PACCAR, Inc.	157,556	15,503,510
Parker-Hannifin Corp.	20,859	16,120,461
		71,260,351
Information Technology - 18.5%
Accenture PLC, Class A	34,235	8,562,173
Analog Devices, Inc.	47,427	11,104,084
CDW Corp.	64,018	10,202,549
Keysight Technologies, Inc.*	84,803	15,515,557
Texas Instruments, Inc.	91,168	14,719,985
Workday, Inc., Class A*	23,395	5,612,928
		65,717,276
Total Common Stocks
(Cost $183,586,818)		353,809,322

SHORT-TERM INVESTMENTS - 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 4.010%	2,433,500	2,433,500

Total Short-Term Investments
(Cost $2,433,500)		2,433,500
TOTAL INVESTMENTS - 100.0%
(Cost $186,020,318**)		356,242,822

NET OTHER ASSETS AND LIABILITIES - 0.0%		(148,338)

TOTAL NET ASSETS - 100.0%		$356,094,484

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $186,423,498.

(A)	All or a portion of these securities, with an aggregate fair value of $13,969,527, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.

(B)	7-day yield.

MSCI	Morgan Stanley Capital International.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.
18

Madison Funds | October 31, 2025

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
COMMON STOCKS - 95.1%
Communication Services - 5.2%
Liberty Broadband Corp., Class C*	721,078	$38,808,418
Liberty Media Corp.-Liberty Formula One, Class A*	454,863	41,383,436
Liberty Media Corp.-Liberty Formula One, Class C*	322,165	32,168,175
		112,360,029
Consumer Discretionary - 16.1%
Asbury Automotive Group, Inc.*	199,878	46,891,379
Floor & Decor Holdings, Inc., Class A*	884,850	55,285,428
Lithia Motors, Inc.	150,917	47,400,011
Ross Stores, Inc.	842,858	133,946,993
Thor Industries, Inc. (A)	586,242	61,174,353
		344,698,164
Financials - 22.4%
Arch Capital Group Ltd.	1,797,607	155,151,460
Brookfield Asset Management Ltd., Class A	1,008,895	54,540,864
Brown & Brown, Inc.	999,354	79,688,488
Cullen/Frost Bankers, Inc.	201,078	24,760,745
Glacier Bancorp, Inc.	549,185	22,434,207
Kinsale Capital Group, Inc.	86,499	34,553,756
Moelis & Co., Class A	645,956	40,908,393
W.R. Berkley Corp.	960,845	68,546,682
		480,584,595
Health Care - 12.3%
Bio-Techne Corp.	659,175	41,244,580
Labcorp Holdings, Inc.	291,849	74,117,972
Medpace Holdings, Inc.*	154,229	90,210,084
Waters Corp.*	163,925	57,308,180
		262,880,816
Industrials - 16.3%
Carlisle Cos., Inc.	263,912	85,784,596
Copart, Inc.*	1,720,948	74,017,973
Expeditors International of Washington, Inc.	283,401	34,546,582
Graco, Inc.	264,104	21,595,784
PACCAR, Inc.	868,922	85,501,925
Trex Co., Inc.*	1,010,047	48,805,471
		350,252,331
Information Technology - 22.8%
Amphenol Corp., Class A	721,061	100,472,640
Arista Networks, Inc.*	296,493	46,753,981
CDW Corp.	534,256	85,144,379
Gartner, Inc.*	291,369	72,358,577
Microchip Technology, Inc.	771,671	48,167,704
MKS, Inc.	508,730	73,109,588
Teledyne Technologies, Inc.*	118,180	62,259,588
		488,266,457
Total Common Stocks
(Cost $1,618,504,182)		2,039,042,392

SHORT-TERM INVESTMENTS - 5.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 4.010%	103,028,320	103,028,320
State Street Navigator Securities Lending Government Money Market Portfolio, 4.060%	13,984,447	13,984,447

Total Short-Term Investments
(Cost $117,012,767)		117,012,767
TOTAL INVESTMENTS - 100.6%
(Cost $1,735,516,949**)		2,156,055,159
NET OTHER ASSETS AND LIABILITIES - (0.6%)		(12,390,842)
TOTAL NET ASSETS - 100.0%		$2,143,664,317

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $1,734,613,173.
(A)	All or a portion of these securities, with an aggregate fair value of $13,832,010, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.
(B)	7-day yield.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2, 3)
COMMON STOCKS - 95.0%
Communication Services - 1.9%
Cogent Communications Holdings, Inc.	72,077	$2,973,176

Consumer Discretionary - 9.5%
Ollie’s Bargain Outlet Holdings, Inc.*	19,920	2,406,535
OneSpaWorld Holdings Ltd.	134,043	3,119,181
Revolve Group, Inc.*	111,734	2,471,556
Shake Shack, Inc., Class A*	44,653	4,309,461
VF Corp.	203,318	2,854,585
		15,161,318
Consumer Staples - 4.6%
Edgewell Personal Care Co.	115,839	2,246,118
Primo Brands Corp.	123,523	2,713,800
Simply Good Foods Co.*	123,980	2,426,289
		7,386,207
Energy - 1.2%
Chord Energy Corp.	21,395	1,940,954

Financials - 10.4%
Axis Capital Holdings Ltd.	44,521	4,169,837
Baldwin Insurance Group, Inc.*	90,359	1,996,934
Hanover Insurance Group, Inc.	15,367	2,625,913
Moelis & Co., Class A	53,688	3,400,061
Texas Capital Bancshares, Inc.*	52,364	4,390,197
		16,582,942
Health Care - 13.0%
Charles River Laboratories International, Inc.*	10,641	1,916,125
Encompass Health Corp.	62,988	7,171,184
Globus Medical, Inc., Class A*	12,968	783,138
HealthEquity, Inc.*	52,394	4,955,424
Medpace Holdings, Inc.*	3,743	2,189,318
Option Care Health, Inc.*	140,623	3,660,417
		20,675,606
Industrials - 20.6%
Advanced Drainage Systems, Inc.	19,978	2,797,919
Carlisle Cos., Inc.	11,694	3,801,135
Core & Main, Inc., Class A*	99,659	5,200,207
Crane Co.	19,151	3,638,690
Hayward Holdings, Inc.*	363,575	6,169,868
Hexcel Corp.	22,187	1,584,152
Leonardo DRS, Inc.	90,484	3,308,095
Mueller Water Products, Inc., Class A	87,599	2,247,790
WillScot Holdings Corp.	182,426	3,967,765
		32,715,621
Information Technology -28.5%
Communications Equipment - 4.2%
Ciena Corp.*	21,390	4,062,389
Viavi Solutions, Inc.*	144,663	2,560,535
		6,622,924
Electronic Equipment, Instruments &
Components - 6.0%
Crane NXT Co.	38,846	2,457,009
CTS Corp.	62,452	2,592,382
Knowles Corp.*	188,621	4,453,342
		9,502,733
Semiconductors & Semiconductor
Equipment - 8.7%
Entegris, Inc.	53,840	4,930,129
FormFactor, Inc.*	92,739	5,096,008
Power Integrations, Inc.	88,947	3,725,990
		13,752,127
Software - 9.6%
Box, Inc., Class A*	139,751	4,484,610
CommVault Systems, Inc.*	20,582	2,865,426
Confluent, Inc., Class A*	179,058	4,184,585
Workiva, Inc.*	45,556	3,872,716
		15,407,337
		45,285,121
Materials - 5.3%
Eagle Materials, Inc.	7,283	1,546,327
Olin Corp.	86,140	1,783,098
Scotts Miracle-Gro Co.	96,443	5,161,629
		8,491,054
Total Common Stocks
(Cost $119,455,623)		151,211,999

SHORT-TERM INVESTMENTS - 5.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.010%	8,110,219	8,110,219

Total Short-Term Investments
(Cost $8,110,219)		8,110,219
TOTAL INVESTMENTS - 100.1%
(Cost $127,565,842**)		159,322,218
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(131,549)
TOTAL NET ASSETS - 100.0%		$159,190,669

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $127,301,077.
(A)	7-day yield.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Assets and Liabilities as of October 31, 2025

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Diversified Income Fund	Tax-Free National Fund	High Quality Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$23,142,396	$65,249,632	$46,776,679	$34,211,074	$18,612,481	$60,035,964
Investments in affiliated securities, at fair value1‡	18,193,552	30,482,321	13,668,972	87,535,141	—	—
Cash	—	—	—	—	52,065	—
Receivables:
Fund shares sold	100	6,793	8,784	1,773	—	7,059
Dividends and Interest	56,958	81,982	26,583	31	237,466	587,184
Other Assets	—	—	—	230	—	—
Total Assets	41,393,006	95,820,728	60,481,018	121,748,249	18,902,012	60,630,207
Liabilities:
Payables:
Fund shares repurchased	2,946	21,174	30,123	151,440	1,906	2,758
Upon return of securities loaned	3,909,315	7,654,101	5,417,816	5,468,070	—	168,128
Advisory agreement fees	6,418	15,050	9,361	20,008	6,426	15,230
Administrative service agreement fees	8,024	18,813	11,701	20,009	3,213	8,701
Shareholder service fees	7,614	17,155	10,530	27,329	—	—
Dividends	—	—	—	3,402	4,529	—
Total Liabilities	3,934,317	7,726,293	5,479,531	5,690,258	16,074	194,817
Net assets applicable to outstanding capital stock	$37,458,689	$88,094,435	$55,001,487	$116,057,991	$18,885,938	$60,435,390
Net assets consist of:
Paid-in capital	$38,016,643	$74,698,145	$43,470,745	$112,542,152	$19,085,927	$65,826,034
Accumulated distributable earnings (loss)	(557,954)	13,396,290	11,530,742	3,515,839	(199,989)	(5,390,644)
Net Assets	$37,458,689	$88,094,435	$55,001,487	$116,057,991	$18,885,938	$60,435,390

Class A Shares:
Net Assets	$37,458,689	$88,094,435	$55,001,487	$116,057,991
Shares of beneficial interest outstanding	3,660,298	7,495,274	4,387,973	9,004,693
Net Asset Value and redemption price per share	$10.23	$11.75	$12.53	$12.89
Sales charge of offering price[2]	0.62	0.72	0.76	0.79
Maximum offering price per share	$10.85	$12.47	$13.29	$13.68

Class Y Shares:
Net Assets					$18,885,938	$48,079,224
Shares of beneficial interest outstanding[3]					1,868,044	4,526,726
Net Asset Value and redemption price per share [3]					$10.11	$10.62

Class I Shares:
Net Assets						$12,356,166
Shares of beneficial interest outstanding[3]						1,155,134
Net Asset Value and redemption price per share [3]						$10.70
† Cost of Investments in unaffiliated securities	$21,044,667	$56,138,427	$39,450,446	$33,483,935	$18,756,292	$59,524,579
‡ Cost of investments in affiliated securities[1]	$19,511,361	$30,269,476	$12,108,335	$85,093,307	$—	$—
§ Fair Value of securities on loan	$3,820,164	$7,533,288	$5,302,079	$11,633,694	$—	$164,747

1See Note 14 for information on affiliated issuers.

2Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Funds.

3If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Assets and Liabilities as of October 31, 2025 - concluded

	Core Bond Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Fund	Mid Cap Fund	Small Cap Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$222,159,841	$199,097,155	$111,786,985	$356,242,822	$2,156,055,159	$159,322,218
Receivables:
Fund shares sold	134,755	553,820	10,758	35,096	4,625,388	16,183
Dividends and Interest	1,727,213	342,039	181,187	620,561	377,474	5,384
Other Assets	—	89,669	387	—	—	1,869
Total Assets	224,021,809	200,082,683	111,979,317	356,898,479	2,161,058,021	159,345,654
Liabilities:
Payables:
Investments purchased	499,910	—	—	—	—	—
Fund shares repurchased	299,387	349,163	277,166	516,433	1,907,905	6,201
Upon return of securities loaned	797,228				13,984,447
Advisory agreement fees	47,368	148,231	68,191	218,948	1,281,320	121,863
Administrative service agreement fees	14,399	19,281	18,186	47,003	203,120	26,213
Shareholder service fees	5,786	6,293	10,355	21,611	16,912	708
Due to custodian	718	—	—	—	—	—
Dividends	354,689	—	—	—	—	—
Options written, at value (premiums received $3,489,701)	—	2,433,503	—	—	—	—
Total Liabilities	2,019,485	2,956,471	373,898	803,995	17,393,704	154,985
Net assets applicable to outstanding capital stock	$222,002,324	$197,126,212	$111,605,419	$356,094,484	$2,143,664,317	$159,190,669
Net assets consist of:
Paid-in capital	$241,245,108	$223,101,331	$72,537,184	$163,299,035	$1,656,976,056	$113,171,238
Accumulated distributable earnings (loss)	(19,242,784)	(25,975,119)	39,068,235	192,795,449	486,688,261	46,019,431
Net Assets	$222,002,324	$197,126,212	$111,605,419	$356,094,484	$2,143,664,317	$159,190,669

Class A Shares:
Net Assets	$27,715,081	$29,242,361	$49,981,738	$102,481,115	$79,843,936	$3,305,198
Shares of beneficial interest outstanding	3,003,843	3,320,477	1,890,841	3,558,790	5,284,945	320,967
Net Asset Value and redemption price per share	$9.23	$8.81	$26.43	$28.80	$15.11	$10.30
Sales charge of offering price[1]	0.43	0.54	1.61	1.76	0.92	0.63
Maximum offering price per share	$9.66	$9.35	$28.04	$30.56	$16.03	$10.93

Class Y Shares:
Net Assets	$3,979,283	$15,144,956	$49,016,043	$115,281,643	$396,578,581	$142,716,658
Shares of beneficial interest outstanding[2]	433,835	1,622,688	1,853,319	3,988,644	24,031,714	13,537,000
Net Asset Value and redemption price per share [2]	$9.17	$9.33	$26.45	$28.90	$16.50	$10.54

Class I Shares:
Net Assets	$84,152,692	$151,580,899	$10,669,366	$93,374,085	$1,298,743,190	$12,507,959
Shares of beneficial interest outstanding[2]	9,219,494	16,222,094	403,705	3,248,142	78,504,849	1,182,677
Net Asset Value and redemption price per share [2]	$9.13	$9.34	$26.43	$28.75	$16.54	$10.58

Class R6 Shares:
Net Assets	$106,155,268	$1,157,996	$1,938,272	$44,957,641	$368,498,610	$660,854
Shares of beneficial interest outstanding[2]	11,636,706	120,979	73,279	1,544,533	21,626,794	62,307
Net Asset Value and redemption price per share [2]	$9.12	$9.57	$26.45	$29.11	$17.04	$10.61
† Cost of Investments in unaffiliated securities	$227,969,711	$232,518,163	$82,304,455	$186,020,318	$1,735,516,949	$127,565,842
§ Fair Value of securities on loan	780,182	$—	$—	$13,969,527	$13,832,010	$—

1Sales charge of offering price is 4.5% for Core Bond Fund and 5.75% for Covered Call & Equity Income, Dividend Income, Large Cap, Mid Cap and Small Cap funds.

2If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Operations for the Year Ended October 31, 2025

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Diversified Income Fund	Tax-Free National Fund	High Quality Bond Fund
Investment Income:
Interest	$38,434	$117,232	$83,632	$57,504	$604,158	$2,210,928
Dividends
Unaffiliated issuers	617,241	1,308,314	748,052	1,816,635	—	—
Affiliated issuers[1]	673,709	1,001,781	361,744	3,984,809	—	—
Income from securities lending	7,267	23,199	17,196	20,311	—	3,653
Total Investment Income	1,336,651	2,450,526	1,210,624	5,879,259	604,158	2,214,581
Expenses:[2]
Advisory agreement fees	80,493	179,469	107,252	257,952	74,660	172,850
Administrative services agreement fees	100,615	224,337	134,064	257,952	60,667	98,216
Trustee fees	4,387	9,621	5,664	14,043	1,850	5,786
Distribution fees - Class C3	27,623	12,577	4,789	47,081	—	—
Shareholder service fees - Class A	89,769	214,588	128,824	303,284	—	—
Shareholder service fees - Class C3	9,208	4,192	1,596	15,693	—	—
Other expenses	514	1,210	753	1,608	258	822
Total Expenses	312,609	645,994	382,942	897,613	137,435	277,674
Net Investment Income (loss)	1,024,042	1,804,532	827,682	4,981,646	466,723	1,936,907
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	516,856	1,327,967	1,177,087	1,213,707	(12,793)	(903,617)
Affiliated issuers[1]	253,875	1,175,282	582,654	(650,608)	—	—
Capital gain distributions received from underlying funds Affiliated issuers	172,177	604,041	462,292	690,083	—	—
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	970,241	4,114,818	3,097,195	(592,125)	216,998	2,008,985
Affiliated Issuers[1]	(51,883)	(1,203,844)	(836,133)	466,580	—	—
Net Realized and Unrealized Gain on Investments	1,861,266	6,018,264	4,483,095	1,127,637	204,205	1,105,368
Net Increase in Net Assets from Operations	$2,885,308	$7,822,796	$5,310,777	$6,109,283	$670,928	$3,042,275

1See Note 14 for information on affiliated issuers.

2See Note 5 for information on expenses.

3As of the close of business on February 14, 2025, outstanding Class C shares of the Madison Funds converted into Class A shares of each respective fund, and Class C shares of the Trust were terminated.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Operations for the Year Ended October 31, 2025 - concluded

	Core Bond Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Fund	Mid Cap Fund	Small Cap Fund
Investment Income:
Interest	$8,950,810	$2,156,834	$84,615	$564,320	$4,527,555	$506,839
Dividends
Unaffiliated issuers	—	3,972,144	3,324,146	6,212,002	32,242,180	1,716,072
Less: Foreign taxes withheld/reclaimed	—	(24,072)	4,034	(11,225)	(244,969)	(18,085)
Income from securities lending	2,970	1,770		9,419	16,304	225
Total Investment Income	8,953,780	6,106,676	3,412,795	6,774,516	36,541,070	2,205,051
Expenses:[1]
Advisory agreement fees	747,916	1,815,053	880,426	2,864,259	14,632,450	1,565,516
Administrative services agreement fees	154,782	239,707	230,687	598,381	2,526,413	336,870
Trustee fees	20,508	23,860	14,402	45,271	213,052	20,364
Distribution fees - Class C2	—	34,087	—	—	—	—
Shareholder service fees - Class A	70,007	68,508	126,027	273,496	211,195	9,240
Shareholder service fees - Class C2	—	11,362	—	—	—	—
Other expenses	3,055	2,744	1,564	5,042	30,128	2,216
Total Expenses	996,268	2,195,321	1,253,106	3,786,449	17,613,238	1,934,206
Net Investment Income (loss)	7,957,512	3,911,355	2,159,689	2,988,067	18,927,832	270,845
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	—	(999,854)	—	—	—	—
Options written	—	9,147,732	—	—	—	—
Unaffiliated issuers	(844,637)	4,933,096	10,985,022	22,442,567	60,262,974	16,204,343
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	—	434,150	—	—	—	—
Unaffiliated issuers	5,491,450	(14,094,307)	(9,227,236)	(20,851,265)	(40,136,076)	(22,864,727)
Net Realized and Unrealized Gain (Loss) on Investments	4,646,813	(579,183)	1,757,786	1,591,302	20,126,898	(6,660,384)
Net Increase (Decrease) in Net Assets from Operations	$12,604,325	$3,332,172	$3,917,475	$4,579,369	$39,054,730	$(6,389,539)

1See Note 5 for information on expenses.

2As of the close of business on February 14, 2025, outstanding Class C shares of the Madison Funds converted into Class A shares of each respective fund, and Class C shares of the Trust were terminated.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2025	2024	2025	2024	2025	2024
Net Assets at beginning of period	$43,095,706	$43,068,158	$92,341,391	$90,736,221	$54,212,672	$50,844,640
Increase (decrease) in net assets from operations:
Net investment income	1,024,042	1,119,391	1,804,532	2,154,359	827,682	1,069,073
Net realized gain (loss)	942,908	704,299	3,107,290	3,008,695	2,222,033	1,993,022
Net change in unrealized appreciation (depreciation)	918,358	3,959,115	2,910,974	10,092,175	2,261,062	6,886,469
Net increase (decrease) in net assets from operations	2,885,308	5,782,805	7,822,796	15,255,229	5,310,777	9,948,564
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(928,554)	(839,705)	(3,061,418)	(1,934,212)	(2,123,078)	(986,302)
Class C1	(113,595)	(234,687)	(163,729)	(81,838)	(77,218)	(24,923)
Total distributions	(1,042,149)	(1,074,392)	(3,225,147)	(2,016,050)	(2,200,296)	(1,011,225)
Capital Stock transactions:
Class A Shares:
Shares sold	13,344,798	1,124,442	9,029,431	3,578,914	5,687,839	2,362,924
Issued to shareholders in reinvestment of distributions	926,707	838,187	3,058,612	1,929,329	2,120,931	985,451
Shares redeemed	(9,133,064)	(5,274,909)	(15,256,235)	(16,527,990)	(8,043,919)	(8,711,190)
Net increase (decrease) from capital stock transactions.	5,138,441	(3,312,280)	(3,168,192)	(11,019,747)	(235,149)	(5,362,815)
Class C Shares:[1]
Shares sold	2,682	24,965	17,356	238,501	24,316	52,699
Issued to shareholders in reinvestment of distributions	113,595	234,687	163,729	81,838	77,218	24,923
Shares redeemed	(12,734,894)	(1,628,237)	(5,857,498)	(934,601)	(2,188,051)	(284,114)
Net decrease from capital stock transactions	(12,618,617)	(1,368,585)	(5,676,413)	(614,262)	(2,086,517)	(206,492)
Total decrease from capital stock transactions	(7,480,176)	(4,680,865)	(8,844,605)	(11,634,009)	(2,321,666)	(5,569,307)
Total increase (decrease) in net assets	(5,637,017)	27,548	(4,246,956)	1,605,170	788,815	3,368,032
Net Assets at end of period	$37,458,689	$43,095,706	$88,094,435	$92,341,391	$55,001,487	$54,212,672
Capital Share transactions:
Class A Shares:
Shares sold	1,358,899	117,061	814,877	333,691	492,632	208,301
Issued to shareholders in reinvestment of distributions	93,952	87,076	284,787	185,157	186,702	90,493
Shares redeemed	(922,758)	(549,279)	(1,372,884)	(1,534,482)	(684,130)	(763,858)
Net increase (decrease) from capital share transactions	530,093	(345,142)	(273,220)	(1,015,634)	(4,796)	(465,064)
Class C Shares:[1]
Shares sold	266	2,569	1,551	22,394	2,122	5,011
Issued to shareholders in reinvestment of distributions	11,580	23,974	15,345	7,899	7,052	2,371
Shares redeemed	(1,274,216)	(170,192)	(534,116)	(87,289)	(193,326)	(25,716)
Net decrease from capital share transactions	(1,262,370)	(143,649)	(517,220)	(56,996)	(184,152)	(18,334)

1As of the close of business on February 14, 2025, outstanding Class C shares of the Madison Funds converted into Class A shares of each respective fund, and Class C shares of the Trust were terminated.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Changes in Net Assets - continued

	Diversified Income Fund		Tax-Free National Fund		High Quality Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2025	2024	2025	2024	2025	2024
Net Assets at beginning of period	$137,625,353	$140,229,091	$17,478,684	$17,114,330	$61,517,774	$53,555,404
Increase (decrease) in net assets from operations:
Net investment income	4,981,646	8,123,807	466,723	382,445	1,936,907	1,724,511
Net realized gain (loss)	1,253,182	1,770,451	(12,793)	(22,466)	(903,617)	(670,019)
Net change in unrealized appreciation (depreciation)	(125,545)	7,985,791	216,998	787,256	2,008,985	2,902,681
Net increase (decrease) in net assets from operations	6,109,283	17,880,049	670,928	1,147,235	3,042,275	3,957,173
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(6,407,264)	(21,591,879)
Class C1	(412,124)	(3,525,283)
Class Y			(466,234)	(382,340)	(1,499,082)	(1,288,219)
Class I					(415,132)	(398,668)
Total distributions	(6,819,388)	(25,117,162)	(466,234)	(382,340)	(1,914,214)	(1,686,887)
Capital Stock transactions:
Class A Shares:
Shares sold	22,757,487	1,327,885
Issued to shareholders in reinvestment of distributions	6,349,124	21,457,591
Shares redeemed	(28,748,107)	(20,366,378)
Net increase from capital stock transactions	358,504	2,419,098
Class C Shares:[1]
Shares sold	3,640	1,441,637
Issued to shareholders in reinvestment of distributions	412,124	3,525,283
Shares redeemed	(21,631,525)	(2,752,643)
Net increase (decrease) from capital stock transactions	(21,215,761)	2,214,277
Class Y Shares:
Shares sold			2,317,236	48,204	13,297,394	15,120,191
Issued to shareholders in reinvestment of distributions			413,171	342,563	1,384,726	1,188,877
Shares redeemed			(1,527,847)	(791,308)	(14,524,982)	(13,334,123)
Net increase from capital stock transactions			1,202,560	(400,541)	157,138	2,974,945
Class I Shares:
Shares sold					468,069	4,028,101
Issued to shareholders in reinvestment of distributions					414,982	398,668
Shares redeemed					(3,250,634)	(1,709,630)
Net increase (decrease) from capital stock transactions					(2,367,583)	2,717,139
Total increase (decrease) from capital stock transactions	(20,857,257)	4,633,375	1,202,560	(400,541)	(2,210,445)	5,692,084
Total increase (decrease) in net assets	(21,567,362)	(2,603,738)	1,407,254	364,354	(1,082,384)	7,962,370
Net Assets at end of period	$116,057,991	$137,625,353	$18,885,938	$17,478,684	$60,435,390	$61,517,774
Capital Share transactions:
Class A Shares:
Shares sold	1,774,187	101,496
Issued to shareholders in reinvestment of distributions	495,693	1,656,435
Shares redeemed	(2,229,458)	(1,553,011)
Net increase from capital share transactions	40,422	204,920
Class C Shares:[1]
Shares sold	274	106,938
Issued to shareholders in reinvestment of distributions	31,843	268,884
Shares redeemed	(1,665,359)	(204,553)
Net increase (decrease) from capital share transactions	(1,633,242)	171,269
Class Y Shares:
Shares sold			231,260	4,763	1,265,099	1,462,617
Issued to shareholders in reinvestment of distributions			41,461	34,099	132,120	114,874
Shares redeemed			(153,481)	(79,045)	(1,391,006)	(1,293,405)
Net increase (decrease) from capital share transactions			119,240	(40,183)	6,213	284,086

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Changes in Net Assets - continued

	Diversified Income Fund		Tax-Free National Fund		High Quality Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2025	2024	2025	2024	2025	2024
Class I Shares:
Shares sold					44,214	387,641
Issued to shareholders in reinvestment of distributions					39,341	38,257
Shares redeemed					(308,779)	(164,457)
Net increase (decrease) from capital share transactions					(225,224)	261,441

1As of the close of business on February 14, 2025, outstanding Class C shares of the Madison Funds converted into Class A shares of each respective fund, and Class C shares of the Trust were terminated.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Changes in Net Assets - continued

			Covered Call & Equity
	Core Bond Fund		Income Fund		Dividend Income Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2025	2024	2025	2024	2025	2024
Net Assets at beginning of period	$196,092,853	$181,585,537	$251,965,586	$244,288,430	$148,930,034	$197,520,501
Increase (decrease) in net assets from operations:
Net investment income	7,957,512	6,943,236	3,911,355	5,103,704	2,159,689	3,512,497
Net realized gain (loss)	(844,637)	(3,597,252)	13,080,974	13,437,491	10,985,022	14,910,125
Net change in unrealized appreciation (depreciation)	5,491,450	15,537,583	(13,660,157)	8,234,736	(9,227,236)	15,739,058
Net increase (decrease) in net assets from operations	12,604,325	18,883,567	3,332,172	26,775,931	3,917,475	34,161,680
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(957,672)	(963,636)	(2,148,833)	(1,753,271)	(6,226,050)	(2,860,161)
Class C1			(559,459)	(1,431,825)
Class Y	(158,841)	(212,476)	(1,753,582)	(3,775,564)	(7,782,622)	(5,054,599)
Class I	(2,652,132)	(2,030,406)	(12,284,810)	(12,761,040)	(2,567,813)	(2,203,122)
Class R6	(4,005,073)	(3,555,734)	(72,646)	(82,462)	(310,959)	(550,222)
Total distributions	(7,773,718)	(6,762,252)	(16,819,330)	(19,804,162)	(16,887,444)	(10,668,104)
Capital Stock transactions:
Class A Shares:
Shares sold	1,601,833	677,669	15,589,220	3,937,498	1,936,500	797,271
Issued to shareholders in reinvestment of distributions	942,886	950,092	2,086,545	1,690,012	6,197,388	2,848,427
Shares redeemed	(4,474,752)	(4,133,261)	(9,003,461)	(4,849,189)	(6,224,432)	(6,734,953)
Net increase (decrease) from capital stock transactions	(1,930,033)	(2,505,500)	8,672,304	778,321	1,909,456	(3,089,255)
Class C Shares:[1]
Shares sold			115,500	3,308,936
Issued to shareholders in reinvestment of distributions			554,638	1,380,200
Shares redeemed			(16,257,209)	(2,342,152)
Net increase (decrease) from capital stock transactions.			(15,587,071)	2,346,984
Class Y Shares:
Shares sold	430,079	375,095	2,645,683	18,593,662	5,169,443	11,874,471
Issued to shareholders in reinvestment of distributions	148,708	191,280	1,650,085	3,606,025	7,564,809	4,925,453
Shares redeemed	(2,006,774)	(2,171,078)	(25,131,455)	(42,804,065)	(27,033,126)	(56,981,653)
Net decrease from capital stock transactions	(1,427,987)	(1,604,703)	(20,835,687)	(20,604,378)	(14,298,874)	(40,181,729)
Class I Shares:
Shares sold	38,216,835	11,025,905	56,364,268	82,010,196	2,848,177	8,528,699
Issued to shareholders in reinvestment of distributions	2,652,028	1,922,222	12,284,810	12,760,484	2,567,813	2,180,144
Shares redeemed	(17,578,821)	(10,092,065)	(82,601,929)	(76,233,129)	(16,984,644)	(29,662,824)
Net increase (decrease) from capital stock transactions.	23,290,042	2,856,062	(13,952,851)	18,537,551	(11,568,654)	(18,953,981)
Class R6 Shares:
Shares sold	6,428,700	18,581,724	949,991	131,654	2,979,369	348,063
Issued to shareholders in reinvestment of distributions	82,446	98,287	72,646	82,462	310,959	159,794
Shares redeemed	(5,364,304)	(15,039,869)	(671,548)	(567,207)	(3,686,902)	(10,366,935)
Net increase (decrease) from capital stock transactions	1,146,842	3,640,142	351,089	(353,091)	(396,574)	(9,859,078)
Total increase (decrease) from capital stock transactions	21,078,864	2,386,001	(41,352,216)	705,387	(24,354,646)	(72,084,043)
Total increase (decrease) in net assets	25,909,471	14,507,316	(54,839,374)	7,677,156	(37,324,615)	(48,590,467)
Net Assets at end of period	$222,002,324	$196,092,853	$197,126,212	$251,965,586	$111,605,419	$148,930,034
Capital Share transactions:
Class A Shares:
Shares sold	177,559	75,294	1,770,642	421,432	72,989	29,505
Issued to shareholders in reinvestment of distributions	103,961	105,792	237,790	180,948	241,446	106,342
Shares redeemed	(494,458)	(459,691)	(1,024,923)	(519,234)	(234,691)	(248,200)
Net increase (decrease) from capital share transactions	(212,938)	(278,605)	983,509	83,146	79,744	(112,353)

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Changes in Net Assets - continued

			Covered Call & Equity
	Core Bond Fund		Income Fund		Dividend Income Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2025	2024	2025	2024	2025	2024
Class C Shares:[1]
Shares sold			13,964	399,739
Issued to shareholders in reinvestment of distributions			71,659	167,977
Shares redeemed			(2,110,306)	(285,193)
Net increase (decrease) from capital share transactions			(2,024,683)	282,523
Class Y Shares:
Shares sold	47,602	41,967	281,875	1,888,146	195,448	439,594
Issued to shareholders in reinvestment of distributions	16,513	21,431	177,286	368,090	294,649	183,942
Shares redeemed	(223,865)	(243,557)	(2,650,561)	(4,400,619)	(1,019,973)	(2,116,801)
Net decrease from capital share transactions	(159,750)	(180,159)	(2,191,400)	(2,144,383)	(529,876)	(1,493,265)
Class I Shares:
Shares sold	4,260,181	1,228,231	6,098,928	8,368,172	103,024	320,517
Issued to shareholders in reinvestment of distributions	295,295	216,196	1,320,312	1,300,815	100,129	81,507
Shares redeemed	(1,963,954)	(1,135,386)	(8,810,015)	(7,754,598)	(633,439)	(1,100,182)
Net increase (decrease) from capital share transactions	2,591,522	309,041	(1,390,775)	1,914,389	(430,286)	(698,158)
Class R6 Shares:
Shares sold	715,923	2,076,996	95,308	13,153	100,365	12,859
Issued to shareholders in reinvestment of distributions	9,207	11,057	7,631	8,240	12,108	5,956
Shares redeemed	(597,629)	(1,730,107)	(66,798)	(56,708)	(125,995)	(391,925)
Net increase (decrease) from capital share transactions.	127,501	357,946	36,141	(35,315)	(13,522)	(373,110)

1As of the close of business on February 14, 2025, outstanding Class C shares of the Madison Funds converted into Class A shares of each respective fund, and Class C shares of the Trust were terminated.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Changes in Net Assets - continued

	Large Cap Fund		Mid Cap Fund		Small Cap Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2025	2024	2025	2024	2025	2024
Net Assets at beginning of period	$418,113,988	$333,251,378	$1,885,497,410	$818,178,739	$188,004,390	$159,012,042
Increase (decrease) in net assets from operations:
Net investment income	2,988,067	1,291,485	18,927,832	5,183,463	270,845	10,917
Net realized gain (loss)	22,442,567	21,811,552	60,262,974	92,580,444	16,204,343	18,708,098
Net change in unrealized appreciation (depreciation)	(20,851,265)	75,613,657	(40,136,076)	151,051,194	(22,864,727)	37,899,373
Net increase (decrease) in net assets from operations	4,579,369	98,716,694	39,054,730	248,815,101	(6,389,539)	56,618,388
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(6,186,434)	(7,677,989)	(4,818,773)	(922,221)	(369,451)	(11,238)
Class Y	(7,698,895)	(8,573,541)	(27,551,588)	(4,031,088)	(15,176,024)	(472,024)
Class I	(6,440,794)	(7,275,766)	(57,207,979)	(6,314,641)	(1,345,844)	(38,271)
Class R6	(4,017,316)	(5,271,656)	(19,807,116)	(1,990,864)	(45,902)	(762)
Total distributions	(24,343,439)	(28,798,952)	(109,385,456)	(13,258,814)	(16,937,221)	(522,295)
Capital Stock transactions:
Class A Shares:
Shares sold	5,544,685	3,411,398	7,376,586	15,243,003	498,075	272,005
Issued to shareholders in reinvestment of distributions	6,148,831	7,630,977	4,803,988	917,461	368,001	11,197
Shares redeemed	(16,465,596)	(11,218,364)	(17,079,511)	(10,928,286)	(1,086,221)	(723,805)
Net increase (decrease) from capital stock transactions	(4,772,080)	(175,989)	(4,898,937)	5,232,178	(220,145)	(440,603)
Class Y Shares:
Shares sold	18,659,273	25,895,387	147,487,876	249,264,325	5,534,076	6,098,137
Issued to shareholders in reinvestment of distributions	7,028,872	7,829,873	27,187,188	3,945,121	14,808,585	460,853
Shares redeemed	(35,495,503)	(21,354,862)	(240,487,356)	(104,769,135)	(25,314,022)	(32,180,477)
Net increase (decrease) from capital stock transactions	(9,807,358)	12,370,398	(65,812,292)	148,440,311	(4,971,361)	(25,621,487)
Class I Shares:
Shares sold	27,065,974	32,570,300	693,112,749	670,718,017	2,442,743	4,545,491
Issued to shareholders in reinvestment of distributions	6,440,794	7,087,145	57,137,375	6,189,298	1,345,844	38,271
Shares redeemed	(42,723,286)	(29,268,742)	(404,581,564)	(181,335,879)	(4,323,094)	(5,814,930)
Net increase (decrease) from capital stock transactions	(9,216,518)	10,388,703	345,668,560	495,571,436	(534,507)	(1,231,168)
Class R6 Shares:
Shares sold	10,331,600	11,322,207	178,656,282	219,018,810	779,708	265,362
Issued to shareholders in reinvestment of distributions	3,814,534	5,271,656	9,737,256	846,593	45,902	762
Shares redeemed	(32,605,612)	(24,232,107)	(134,853,236)	(37,346,944)	(586,558)	(76,611)
Net increase (decrease) from capital stock transactions	(18,459,478)	(7,638,244)	53,540,302	182,518,459	239,052	189,513
Total increase (decrease) from capital stock transactions	(42,255,434)	14,944,868	328,497,633	831,762,384	(5,486,961)	(27,103,745)
Total increase (decrease) in net assets	(62,019,504)	84,862,610	258,166,907	1,067,318,671	(28,813,721)	28,992,348
Net Assets at end of period	$356,094,484	$418,113,988	$2,143,664,317	$1,885,497,410	$159,190,669	$188,004,390
Capital Share transactions:
Class A Shares:
Shares sold	187,844	119,633	482,734	1,010,839	45,869	26,003
Issued to shareholders in reinvestment of distributions	209,572	288,621	316,677	63,361	32,975	1,111
Shares redeemed	(558,495)	(394,961)	(1,125,813)	(731,646)	(99,412)	(68,365)
Net increase (decrease) from capital share transactions	(161,079)	13,293	(326,402)	342,554	(20,568)	(41,251)
Class Y Shares:
Shares sold	629,295	930,821	8,875,012	15,264,555	497,379	568,853
Issued to shareholders in reinvestment of distributions	239,159	295,802	1,646,710	251,282	1,297,860	44,917
Shares redeemed	(1,202,720)	(745,573)	(14,607,610)	(6,382,084)	(2,326,933)	(3,039,480)
Net increase (decrease) from capital share transactions	(334,266)	481,050	(4,085,888)	9,133,753	(531,694)	(2,425,710)
Class I Shares:
Shares sold	922,636	1,166,586	41,962,602	40,898,038	226,718	424,466
Issued to shareholders in reinvestment of distributions	220,500	269,268	3,454,497	393,721	117,747	3,723
Shares redeemed	(1,466,970)	(1,041,176)	(24,646,454)	(10,948,520)	(394,985)	(562,237)
Net increase (decrease) from capital share transactions	(323,834)	394,678	20,770,645	30,343,239	(50,520)	(134,048)

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Statements of Changes in Net Assets - concluded

	Large Cap Fund		Mid Cap Fund		Small Cap Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2025	2024	2025	2024	2025	2024
Class R6 Shares:
Shares sold	330,168	407,765	10,288,654	12,774,619	62,318	22,854
Issued to shareholders in reinvestment of distributions	129,044	198,034	571,771	52,388	4,005	74
Shares redeemed	(1,097,762)	(838,754)	(7,956,682)	(2,184,721)	(45,319)	(6,859)
Net increase (decrease) from capital share transactions	(638,550)	(232,955)	2,903,743	10,642,286	21,004	16,069

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding

	Conservative Allocation Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$9.76	$8.78	$8.85	$11.12	$11.15
Income from Investment Operations:
Net investment income	0.26 [1]	0.26 [1]	0.21	0.20	0.10
Net realized and unrealized gain (loss) on investments	0.47	0.97	(0.08)	(1.77)	0.63
Total from investment operations	0.73	1.23	0.13	(1.57)	0.73
Less Distributions From:
Net investment income	(0.26)	(0.25)	(0.20)	(0.19)	(0.18)
Capital gains	—	—	—	(0.51)	(0.58)
Total distributions	(0.26)	(0.25)	(0.20)	(0.70)	(0.76)
Net increase (decrease) in net asset value	0.47	0.98	(0.07)	(2.27)	(0.03)
Net Asset Value at end of period	$10.23	$9.76	$8.78	$8.85	$11.12
Total Return (%)[2]	7.64	14.12	1.36	(15.00)	6.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$37,459	$30,555	$30,510	$35,084	$45,932
Ratios of expenses to average net assets (%)	0.71	0.70	0.71	0.71	0.71
Ratio of net investment income to average net assets (%)	2.60	2.73	2.24	1.97	0.86
Portfolio turnover (%)[3]	30	51	53	84	63

1 Per share amounts have been calculated using the average shares method.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Moderate Allocation Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$11.15	$9.70	$9.59	$12.22	$11.85
Income from Investment Operations:
Net investment income	0.22 [1]	0.25 [1]	0.20	0.28	0.09
Net realized and unrealized gain (loss) on investments	0.78	1.42	0.04	(1.94)	1.35
Total from investment operations	1.00	1.67	0.24	(1.66)	1.44
Less Distributions From:
Net investment income	(0.26)	(0.22)	(0.13)	(0.29)	(0.13)
Capital gains	(0.14)	—	—	(0.68)	(0.94)
Total distributions	(0.40)	(0.22)	(0.13)	(0.97)	(1.07)
Net increase (decrease) in net asset value	0.60	1.45	0.11	(2.63)	0.37
Net Asset Value at end of period	$11.75	$11.15	$9.70	$9.59	$12.22
Total Return (%)[2]	9.28	17.42	2.55	(14.88)	12.66
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,094	$86,640	$85,230	$92,669	$119,035
Ratios of expenses to average net assets (%)	0.71	0.70	0.70	0.71	0.71
Ratio of net investment income to average net assets (%)	2.02	2.29	1.97	2.54	0.70
Portfolio turnover (%)[3]	38	51	67	95	71

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

 See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Aggressive Allocation Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$11.86	$10.06	$9.83	$12.75	$11.81
Income from Investment Operations:
Net investment income	0.19 [1]	0.22 [1]	0.18	0.33	0.08
Net realized and unrealized gain (loss) on investments	0.97	1.79	0.17	(2.07)	1.89
Total from investment operations	1.16	2.01	0.35	(1.74)	1.97
Less Distributions From:
Net investment income	(0.23)	(0.21)	(0.12)	(0.34)	(0.09)
Capital gains	(0.26)	—	—	(0.84)	(0.94)
Total distributions	(0.49)	(0.21)	(0.12)	(1.18)	(1.03)
Net increase (decrease) in net asset value	0.67	1.80	0.23	(2.92)	0.94
Net Asset Value at end of period	$12.53	$11.86	$10.06	$9.83	$12.75
Total Return (%)[2]	10.20	20.11	3.62	(15.22)	17.33
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$55,001	$52,116	$48,888	$48,969	$60,837
Ratios of expenses to average net assets (%)	0.71	0.70	0.70	0.71	0.71
Ratio of net investment income to average net assets (%)	1.55	1.97	1.74	2.89	0.62
Portfolio turnover (%)[3]	45	55	71	99	84

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

 See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Diversified Income Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$12.96	$13.70	$15.06	$18.42	$15.52
Income from Investment Operations:
Net investment income	0.53 [1]	0.76 [1]	0.31	0.27	0.23
Net realized and unrealized gain (loss) on investments	0.08	0.97	(0.47)	(1.54)	3.11
Total from investment operations	0.61	1.73	(0.16)	(1.27)	3.34
Less Distributions From:
Net investment income	(0.57)	(0.80)	(0.31)	(0.28)	(0.24)
Capital gains	(0.11)	(1.67)	(0.89)	(1.81)	(0.20)
Total distributions	(0.68)	(2.47)	(1.20)	(2.09)	(0.44)
Net increase (decrease) in net asset value	(0.07)	(0.74)	(1.36)	(3.36)	2.90
Net Asset Value at end of period	$12.89	$12.96	$13.70	$15.06	$18.42
Total Return (%)[2]	4.89	13.50	(1.35)	(7.92)	21.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$116,058	$116,187	$119,989	$136,578	$158,336
Ratios of expenses to average net assets (%)	0.66	0.66	1.00	1.11	1.11
Ratio of net investment income to average net assets (%)	4.05	5.85	2.14	1.61	1.27
Portfolio turnover (%)[3]	24	8	118	32	34

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Tax-Free National Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$9.99	$9.57	$9.73	$10.98	$11.08
Income from Investment Operations:
Net investment income	0.25 [1]	0.22 [1]	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.12	0.42	(0.09)	(1.15)	(0.10)
Total from investment operations	0.37	0.64	0.11	(0.97)	0.08
Less Distributions From:
Net investment income	(0.25)	(0.22)	(0.20)	(0.18)	(0.18)
Capital gains	—	—	(0.07)	(0.10)	—
Total distributions	(0.25)	(0.22)	(0.27)	(0.28)	(0.18)
Net increase (decrease) in net asset value	0.12	0.42	(0.16)	(1.25)	(0.10)
Net Asset Value at end of period	$10.11	$9.99	$9.57	$9.73	$10.98
Total Return (%)[2]	3.75	6.66	1.06	(8.98)	0.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,886	$17,479	$17,114	$17,621	$22,331
Ratios of expenses to average net assets (%)	0.74	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	2.50	2.15	2.02	1.74	1.65
Portfolio turnover (%)[3]	9	13	16	10	18

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

 See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	High Quality Bond Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$10.41	$9.99	$9.99	$11.15	$11.42
Income from Investment Operations:
Net investment income	0.35 [1]	0.29 [1]	0.20	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.21	0.42	(0.01)	(1.11)	(0.24)
Total from investment operations	0.56	0.71	0.19	(0.98)	(0.14)
Less Distributions From:
Net investment income	(0.35)	(0.29)	(0.19)	(0.12)	(0.10)
Capital gains	—	—	—	(0.06)	(0.03)
Total distributions	(0.35)	(0.29)	(0.19)	(0.18)	(0.13)
Net increase (decrease) in net asset value	0.21	0.42		(1.16)	(0.27)
Net Asset Value at end of period	$10.62	$10.41	$9.99	$9.99	$11.15
Total Return (%)[2]	5.42	7.20	1.92	(8.88)	(1.21)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,079	$47,051	$42,307	$61,707	$115,682
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.50	0.50	0.50	0.50	0.50
After waiver of expenses by Adviser (%)	0.50	0.50	0.50	0.46	0.40
Ratio of net investment income to average net assets:
Before reimbursement of expenses by Advisor (%)	3.34	2.84	1.91	1.04	0.76
After reimbursement of expenses by Advisor (%)	3.34	2.84	1.91	1.07	0.86
Portfolio turnover (%)[3]	26	33	45	23	13

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	High Quality Bond Fund
	Class I
	Year Ended October 31,			Period
	2025	2024	2023	Ended October 31, 2022[1]
Net Asset Value at beginning of period	$10.48	$10.05	$10.05	$10.84
Income from Investment Operations:
Net investment income	0.37 [2]	0.31 [2]	0.22	0.09
Net realized and unrealized gain (loss) on investments	0.21	0.42	(0.02)	(0.79)
Total from investment operations	0.58	0.73	0.20	(0.70)
Less Distributions From:
Net investment income	(0.36)	(0.30)	(0.20)	(0.09)
Total distributions	(0.36)	(0.30)	(0.20)	(0.09)
Net increase (decrease) in net asset value	0.22	0.43	—	(0.79)
Net Asset Value at end of period	$10.70	$10.48	$10.05	$10.05
Total Return (%)[3]	5.58	7.35	2.00	(6.44)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,356	$14,466	$11,248	$15,078
Ratios of expenses to average net assets (%)	0.41	0.41	0.41	0.41 [5]
Ratio of net investment income to average net assets (%)	3.43	2.94	2.00	1.32 [5]
Portfolio turnover (%)[6]	26	33	45	23 [4]

1Class I shares commenced investment operations on March 1, 2025

2Per share amounts have been calculated using the average shares method.

3Total return without applicable sales charge.

4Not annualized.

5Annualized.

6Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Core Bond Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$9.02	$8.43	$8.65	$10.45	$10.78
Income from Investment Operations:
Net investment income	0.33 [1]	0.30 [1]	0.24	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.19	0.58	(0.23)	(1.75)	(0.12)
Total from investment operations	0.52	0.88	0.01	(1.59)	0.02
Less Distributions From:
Net investment income	(0.31)	(0.29)	(0.23)	(0.15)	(0.14)
Capital gains	—	—	—	(0.06)	(0.21)
Total distributions	(0.31)	(0.29)	(0.23)	(0.21)	(0.35)
Net increase (decrease) in net asset value	0.21	0.59	(0.22)	(1.80)	(0.33)
Net Asset Value at end of period	$9.23	$9.02	$8.43	$8.65	$10.45
Total Return (%)[2]	5.86	10.48	0.07	(15.47)	0.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,715	$29,007	$29,453	$32,990	$43,577
Ratios of expenses to average net assets (%)	0.83	0.85	0.85	0.85	0.87
Ratio of net investment income to average net assets (%)	3.54	3.33	2.65	1.57	1.31
Portfolio turnover (%)[3]	10	23	30	21	30

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Core Bond Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$8.96	$8.38	$8.60	$10.39	$10.71
Income from Investment Operations:
Net investment income	0.34 [1]	0.32 [1]	0.25	0.13	(0.02)
Net realized and unrealized gain (loss) on investments	0.20	0.57	(0.21)	(1.69)	0.10
Total from investment operations	0.54	0.89	0.04	(1.56)	0.08
Less Distributions From:
Net investment income	(0.33)	(0.31)	(0.26)	(0.17)	(0.19)
Capital gains	—	—	—	(0.06)	(0.21)
Total distributions	(0.33)	(0.31)	(0.26)	(0.23)	(0.40)
Net increase (decrease) in net asset value	0.21	0.58	(0.22)	(1.79)	(0.32)
Net Asset Value at end of period	$9.17	$8.96	$8.38	$8.60	$10.39
Total Return (%)[2]	6.16	10.70	0.32	(15.25)	0.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,979	$5,320	$6,482	$6,954	$10,783
Ratios of expenses to average net assets (%)	0.58	0.60	0.60	0.60	0.65
Ratio of net investment income to average net assets (%)	3.79	3.57	2.90	1.80	1.65
Portfolio turnover (%)[3]	10	23	30	21	30

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Core Bond Fund
	Class I
	Year Ended October 31,				Period
	2025	2024	2023	2022	Ended October 31, 2021[1]
Net Asset Value at beginning of period	$8.92	$8.34	$8.56	$10.36	$10.39
Income from Investment Operations:
Net investment income	0.35 [2]	0.33 [2]	0.27	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.20	0.57	(0.22)	(1.72)	(0.02)
Total from investment operations	0.55	0.90	0.05	(1.55)	0.09
Less Distributions From:
Net investment income	(0.34)	(0.32)	(0.27)	(0.19)	(0.12)
Capital gains	—	—	—	(0.06)	—
Total distributions	(0.34)	(0.32)	(0.27)	(0.25)	(0.12)
Net increase (decrease) in net asset value	0.21	0.58	(0.22)	(1.80)	(0.03)
Net Asset Value at end of period	$9.13	$8.92	$8.34	$8.56	$10.36
Total Return (%)[3]	6.30	10.86	0.42	(15.20)	0.88
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$84,153	$59,134	$52,699	$45,963	$133,692
Ratios of expenses to average net assets (%)	0.47	0.50	0.50	0.50	0.50 [5]
Ratio of net investment income to average net assets (%)	3.89	3.68	3.01	1.77	1.57 [5]
Portfolio turnover (%)[6]	10	23	30	21	30 [4]

1Class I shares commenced investment operations on March 1, 2021

2Per share amounts have been calculated using the average shares method.

3Total return without applicable sales charge.

4Not annualized.

5Annualized.

6Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Core Bond Fund
	Class R6
	Year Ended October 31,			Period
	2025	2024	2023	Ended October 31, 2022[1]
Net Asset Value at beginning of period	$8.92	$8.34	$8.56	$9.90
Income from Investment Operations:
Net investment income	0.35 [2]	0.33 [2]	0.27	0.13
Net realized and unrealized gain (loss) on investments	0.20	0.58	(0.22)	(1.33)
Total from investment operations	0.55	0.91	0.05	(1.20)
Less Distributions From:
Net investment income	(0.35)	(0.33)	(0.27)	(0.14)
Total distributions	(0.35)	(0.33)	(0.27)	(0.14)
Net increase (decrease) in net asset value	0.20	0.58	(0.22)	(1.34)
Net Asset Value at end of period	$9.12	$8.92	$8.34	$8.56
Total Return (%)[3]	6.27	10.95	0.50	(12.22)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$106,155	$102,632	$92,952	$93,641
Ratios of expenses to average net assets (%)	0.40	0.42	0.42	0.42 [5]
Ratio of net investment income to average net assets (%)	3.97	3.75	3.09	2.20 [5]
Portfolio turnover (%)[6]	10	23	30	21 [4]

1Class R6 shares commenced investment operations on February 28, 2022

2Per share amounts have been calculated using the average shares method.

3Total return without applicable sales charge.

4Not annualized.

5Annualized.

6Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Covered Call & Equity Income Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$9.41	$9.18	$9.19	$9.60	$7.80
Income from Investment Operations:
Net investment income	0.14 [1]	0.17 [1]	0.32	0.05	0.02
Net realized and unrealized gain (loss) on investments	(0.01)	0.81	0.33	0.17	2.37
Total from investment operations	0.13	0.98	0.65	0.22	2.39
Less Distributions From:
Net investment income	(0.73)	(0.75)	(0.66)	(0.43)	(0.43)
Capital gains	—	—	—	(0.20)	(0.16)
Total distributions	(0.73)	(0.75)	(0.66)	(0.63)	(0.59)
Net increase (decrease) in net asset value	(0.60)	0.23	(0.01)	(0.41)	1.80
Net Asset Value at end of period	$8.81	$9.41	$9.18	$9.19	$9.60
Total Return (%)[2]	1.62	11.01	7.18	2.50	31.18
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,242	$21,991	$20,690	$14,044	$14,811
Ratios of expenses to average net assets (%)	1.26	1.26	1.26	1.26	1.26
Ratio of net investment income to average net assets (%)	1.55	1.81	1.50	0.57	0.09
Portfolio turnover (%)[3]	78	144	102	99	162

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Covered Call & Equity Income Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$9.91	$9.61	$9.57	$9.95	$8.05
Income from Investment Operations:
Net investment income	0.18 [1]	0.21 [1]	0.17	(0.21)	0.04
Net realized and unrealized gain (loss) on investments	(0.03)	0.85	0.54	0.46	2.45
Total from investment operations	0.15	1.06	0.71	0.25	2.49
Less Distributions From:
Net investment income	(0.73)	(0.76)	(0.67)	(0.43)	(0.43)
Capital gains	—	—	—	(0.20)	(0.16)
Total distributions	(0.73)	(0.76)	(0.67)	(0.63)	(0.59)
Net increase (decrease) in net asset value	(0.58)	0.30	0.04	(0.38)	1.90
Net Asset Value at end of period	$9.33	$9.91	$9.61	$9.57	$9.95
Total Return (%)[2]	1.80	11.32	7.49	2.78	31.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,145	$37,801	$57,277	$36,964	$66,982
Ratios of expenses to average net assets (%)	1.01	1.01	1.01	1.01	1.01
Ratio of net investment income to average net assets (%)	1.92	2.14	1.75	0.84	0.34
Portfolio turnover (%)[3]	78	144	102	99	162

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Covered Call & Equity Income Fund
	Class I
	Year Ended October 31,			Period
	2025	2024	2023	Ended October 31, 2022[1]
Net Asset Value at beginning of period	$9.92	$9.62	$9.57	$9.79
Income from Investment Operations:
Net investment income	0.18 [2]	0.21 [2]	0.29	0.38
Net realized and unrealized gain (loss) on investments	(0.02)	0.85	0.43	(0.18)
Total from investment operations	0.16	1.06	0.72	0.20
Less Distributions From:
Net investment income	(0.74)	(0.76)	(0.67)	(0.42)
Total distributions	(0.74)	(0.76)	(0.67)	(0.42)
Net increase (decrease) in net asset value	(0.58)	0.30	0.05	(0.22)
Net Asset Value at end of period	$9.34	$9.92	$9.62	$9.57
Total Return (%)[3]	1.81	11.33	7.61	2.22	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$151,581	$174,678	$150,951	$75,060
Ratios of expenses to average net assets (%)	0.96	0.96	0.96	0.96	[5]
Ratio of net investment income to average net assets (%)	1.89	2.09	1.80	1.06	[5]
Portfolio turnover (%)[6]	78	144	102	99	[4]

1Class I shares commenced investment operations on February 28, 2022

2Per share amounts have been calculated using the average shares method.

3Total return without applicable sales charge.

4Not annualized.

5Annualized.

6Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Covered Call & Equity Income Fund
	Class R6
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$10.14	$9.81	$9.74	$10.12	$8.17
Income from Investment Operations:
Net investment income	0.19 [1]	0.22 [1]	0.03	0.04	0.17
Net realized and unrealized gain (loss) on investments	(0.02)	0.87	0.71	0.23	2.37
Total from investment operations	0.17	1.09	0.74	0.27	2.54
Less Distributions From:
Net investment income	(0.74)	(0.76)	(0.67)	(0.45)	(0.43)
Capital gains	—	—	—	(0.20)	(0.16)
Total distributions	(0.74)	(0.76)	(0.67)	(0.65)	(0.59)
Net increase (decrease) in net asset value	(0.57)	0.33	0.07	(0.38)	1.95
Net Asset Value at end of period	$9.57	$10.14	$9.81	$9.74	$10.12
Total Return (%)[2]	1.90	11.44	7.71	2.89	31.69
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,158	$860	$1,178	$765	$544
Ratios of expenses to average net assets (%)	0.88	0.88	0.88	0.88	0.88
Ratio of net investment income to average net assets (%)	1.90	2.23	1.85	0.95	0.60
Portfolio turnover (%)[3]	78	144	102	99	162

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Dividend Income Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$29.11	$25.34	$29.27	$34.13	$26.10
Income from Investment Operations:
Net investment income	0.41 [1]	0.50 [1]	0.56	0.52	0.39
Net realized and unrealized gain (loss) on investments	0.36	4.77	(1.90)	(1.73)	8.06
Total from investment operations	0.77	5.27	(1.34)	(1.21)	8.45
Less Distributions From:
Net investment income	(0.44)	(0.50)	(0.58)	(0.44)	(0.42)
Capital gains	(3.01)	(1.00)	(2.01)	(3.21)	—
Total distributions	(3.45)	(1.50)	(2.59)	(3.65)	(0.42)
Net increase (decrease) in net asset value	(2.68)	3.77	(3.93)	(4.86)	8.03
Net Asset Value at end of period	$26.43	$29.11	$25.34	$29.27	$34.13
Total Return (%)[2]	3.12	21.41	(5.23)	(4.23)	32.52
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,982	$52,720	$48,746	$55,902	$62,716
Ratios of expenses to average net assets (%)	1.16	1.16	1.16	1.16	1.16
Ratio of net investment income to average net assets (%)	1.55	1.85	1.97	1.64	1.25
Portfolio turnover (%)[3]	19	28	26	33	31

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Dividend Income Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$29.12	$25.36	$29.29	$34.19	$26.14
Income from Investment Operations:
Net investment income	0.48 [1]	0.58 [1]	0.69	0.60	0.50
Net realized and unrealized gain (loss) on investments	0.37	4.75	(1.96)	(1.73)	8.03
Total from investment operations	0.85	5.33	(1.27)	(1.13)	8.53
Less Distributions From:
Net investment income	(0.51)	(0.57)	(0.65)	(0.56)	(0.48)
Capital gains	(3.01)	(1.00)	(2.01)	(3.21)	—
Total distributions	(3.52)	(1.57)	(2.66)	(3.77)	(0.48)
Net increase (decrease) in net asset value	(2.67)	3.76	(3.93)	(4.90)	8.05
Net Asset Value at end of period	$26.45	$29.12	$25.36	$29.29	$34.19
Total Return (%)[2]	3.41	21.65	(4.99)	(3.98)	32.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,016	$69,409	$98,291	$165,998	$188,287
Ratios of expenses to average net assets (%)	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	1.80	2.13	2.23	1.89	1.50
Portfolio turnover (%)[3]	19	28	26	33	31

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Dividend Income Fund
	Class I
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$29.11	$25.34	$29.27	$34.20	$26.14
Income from Investment Operations:
Net investment income	0.51 [1]	0.61 [1]	0.67	0.63	0.52
Net realized and unrealized gain (loss) on investments	0.36	4.76	(1.91)	(1.73)	8.05
Total from investment operations	0.87	5.37	(1.24)	(1.10)	8.57
Less Distributions From:
Net investment income	(0.54)	(0.60)	(0.68)	(0.62)	(0.51)
Capital gains	(3.01)	(1.00)	(2.01)	(3.21)	—
Total distributions	(3.55)	(1.60)	(2.69)	(3.83)	(0.51)
Net increase (decrease) in net asset value	(2.68)	3.77	(3.93)	(4.93)	8.06
Net Asset Value at end of period	$26.43	$29.11	$25.34	$29.27	$34.20
Total Return (%)[2]	3.49	21.84	(4.90)	(3.88)	32.95
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$10,669	$24,274	$38,826	$59,812	$72,215
Ratios of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.91	2.24	2.34	2.02	1.60
Portfolio turnover (%)[3]	19	28	26	33	31

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Dividend Income Fund
	Class R6
	Year Ended October 31,			Period
	2025	2024	2023	Ended October 31, 2022[1]
Net Asset Value at beginning of period	$29.11	$25.35	$29.28	$31.05
Income from Investment Operations:
Net investment income	0.53 [2]	0.65 [2]	0.63	0.39
Net realized and unrealized gain (loss) on investments	0.38	4.73	(1.85)	(1.72)
Total from investment operations	0.91	5.38	(1.22)	(1.33)
Less Distributions From:
Net investment income	(0.56)	(0.62)	(0.70)	(0.44)
Capital gains	(3.01)	(1.00)	(2.01)	—
Total distributions	(3.57)	(1.62)	(2.71)	(0.44)
Net increase (decrease) in net asset value	(2.66)	3.76	(3.93)	(1.77)
Net Asset Value at end of period	$26.45	$29.11	$25.35	$29.28
Total Return (%)[3]	3.64	21.88	(4.82)	(4.25)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,938	$2,527	$11,657	$19,575
Ratios of expenses to average net assets (%)	0.73	0.73	0.73	0.73 [5]
Ratio of net investment income to average net assets (%)	1.98	2.42	2.41	2.03 [5]
Portfolio turnover (%)[5]	19	28	26	33 [4]

1Class R6 shares commenced investment operations on March 1, 2022

2Per share amounts have been calculated using the average shares method.

3Total return without applicable sales charge.

4Not annualized.

5Annualized.

5Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Large Cap Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$30.23	$25.28	$23.65	$28.72	$23.81
Income from Investment Operations:
Net investment income	0.15 [1]	0.02 [1]	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.11	7.03	3.09	(2.92)	7.29
Total from investment operations	0.26	7.05	3.08	(2.93)	7.28
Less Distributions From:
Net investment income	(0.10)	—	—	—	—
Capital gains	(1.59)	(2.10)	(1.45)	(2.14)	(2.37)
Total distributions	(1.69)	(2.10)	(1.45)	(2.14)	(2.37)
Net increase (decrease) in net asset value	(1.43)	4.95	1.63	(5.07)	4.91
Net Asset Value at end of period	$28.80	$30.23	$25.28	$23.65	$28.72
Total Return (%)[2]	0.77	29.08	13.75	(11.33)	32.37
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$102,481	$112,454	$93,711	$88,286	$108,515
Ratios of expenses to average net assets (%)	1.16	1.16	1.16	1.16	1.16
Ratio of net investment income to average net assets (%)	0.49	0.09	(0.03)	(0.05)	(0.03)
Portfolio turnover (%)[3]	21	16	22	18	17

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Large Cap Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$30.34	$25.36	$23.72	$28.78	$23.84
Income from Investment Operations:
Net investment income	0.22 [1]	0.09 [1]	0.06	0.05	0.12
Net realized and unrealized gain (loss) on investments	0.11	7.06	3.09	(2.93)	7.24
Total from investment operations	0.33	7.15	3.15	(2.88)	7.36
Less Distributions From:
Net investment income	(0.18)	(0.07)	(0.06)	(0.04)	(0.05)
Capital gains	(1.59)	(2.10)	(1.45)	(2.14)	(2.37)
Total distributions	(1.77)	(2.17)	(1.51)	(2.18)	(2.42)
Net increase (decrease) in net asset value	(1.44)	4.98	1.64	(5.06)	4.94
Net Asset Value at end of period	$28.90	$30.34	$25.36	$23.72	$28.78
Total Return (%)[2]	0.99	29.43	(14.03)	(11.13)	32.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$115,282	$131,142	$97,446	$89,391	$112,166
Ratios of expenses to average net assets (%)	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.75	0.32	0.22	0.21	0.25
Portfolio turnover (%)[3]	21	16	22	18	17

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Large Cap Fund
	Class I
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$30.19	$25.28	$23.67	$28.75	$23.84
Income from Investment Operations:
Net investment income	0.24 [1]	0.12 [1]	0.10	0.07	0.10
Net realized and unrealized gain (loss) on investments	0.12	7.01	3.07	(2.91)	7.28
Total from investment operations	0.36	7.13	3.17	(2.84)	7.38
Less Distributions From:
Net investment income	(0.21)	(0.12)	(0.11)	(0.10)	(0.10)
Capital gains	(1.59)	(2.10)	(1.45)	(2.14)	(2.37)
Total distributions	(1.80)	(2.22)	(1.56)	(2.24)	(2.47)
Net increase (decrease) in net asset value	(1.44)	4.91	1.61	(5.08)	4.91
Net Asset Value at end of period	$28.75	$30.19	$25.28	$23.67	$28.75
Total Return (%)[2]	1.11	29.51	14.17	(11.03)	32.87
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$93,374	$107,831	$80,308	$71,885	$104,617
Ratios of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	0.82	0.42	0.31	0.31	0.30
Portfolio turnover (%)[3]	21	16	22	18	17

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Large Cap Fund
	Class R6
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$30.55	$25.57	$23.95	$29.09	$24.12
Income from Investment Operations:
Net investment income	0.28 [1]	0.15 [1]	0.11	0.08	0.11
Net realized and unrealized gain (loss) on investments	0.11	7.10	3.10	(2.93)	7.37
Total from investment operations	0.39	7.25	3.21	(2.85)	7.48
Less Distributions From:
Net investment income	(0.24)	(0.17)	(0.14)	(0.15)	(0.14)
Capital gains	(1.59)	(2.10)	(1.45)	(2.14)	(2.37)
Total distributions	(1.83)	(2.27)	(1.59)	(2.29)	(2.51)
Net increase (decrease) in net asset value	(1.44)	4.98	1.62	(5.14)	4.97
Net Asset Value at end of period	$29.11	$30.55	$25.57	$23.95	$29.09
Total Return (%)[2]	1.18	29.66	14.23	(10.96)	32.96
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,958	$66,687	$61,787	$50,843	$84,331
Ratios of expenses to average net assets (%)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	0.96	0.52	0.40	0.41	0.39
Portfolio turnover (%)[3]	21	16	22	18	17

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Mid Cap Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$15.69	$12.66	$11.68	$13.68	$10.26
Income from Investment Operations:
Net investment income	0.07 [1]	(0.01)[1]	(0.04)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	0.21	3.21	1.27	(1.27)	3.91
Total from investment operations	0.28	3.20	1.23	(1.36)	3.84
Less Distributions From:
Net investment income	(0.04)	—	—	—	—
Capital gains	(0.82)	(0.17)	(0.25)	(0.64)	(0.42)
Total distributions	(0.86)	(0.17)	(0.25)	(0.64)	(0.42)
Net increase (decrease) in net asset value	(0.58)	3.03	0.98	(2.00)	3.42
Net Asset Value at end of period	$15.11	$15.69	$12.66	$11.68	$13.68
Total Return (%)[2]	1.78	25.43	10.68	(10.62)	38.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$79,844	$88,044	$66,717	$63,417	$76,625
Ratios of expenses to average net assets (%)	1.31	1.36	1.39	1.40	1.39
Ratio of net investment income to average net assets (%)	0.47	(0.08)	(0.25)	(0.59)	(0.50)
Portfolio turnover (%)[3]	17	16	10	24	24

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Mid Cap Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$17.07	$13.72	$12.58	$14.62	$10.89
Income from Investment Operations:
Net investment income	0.15 [1]	0.06 [1]	0.03	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	0.22	3.48	1.36	(1.37)	4.13
Total from investment operations	0.37	3.54	1.39	(1.40)	4.15
Less Distributions From:
Net investment income	(0.12)	(0.02)	—	(0.00)[2]	—
Capital gains	(0.82)	(0.17)	(0.25)	(0.64)	(0.42)
Total distributions	(0.94)	(0.19)	(0.25)	(0.64)	(0.42)
Net increase (decrease) in net asset value	(0.57)	3.35	1.14	(2.04)	3.73
Net Asset Value at end of period	$16.50	$17.07	$13.72	$12.58	$14.62
Total Return (%)[3]	2.18	25.97	11.20	(10.17)	38.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$396,579	$479,998	$260,474	$253,477	$263,892
Ratios of expenses to average net assets (%)	0.90	0.91	0.94	0.95	0.95
Ratio of net investment income to average net assets (%)	0.90	0.34	0.20	(0.14)	(0.04)
Portfolio turnover (%)[4]	17	16	10	24	24

1Per share amounts have been calculated using the average shares method.

2Amounts represent less than $(0.005) per share.

3Total return without applicable sales charge.

4Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Mid Cap Fund
	Class I
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$17.11	$13.75	$12.60	$14.64	$10.90
Income from Investment Operations:
Net investment income	0.15 [1]	0.07 [1]	0.04	0.00 [2]	(0.03)
Net realized and unrealized gain (loss) on investments	0.24	3.49	1.36	(1.38)	4.19
Total from investment operations	0.39	3.56	1.40	(1.38)	4.16
Less Distributions From:
Net investment income	(0.14)	(0.03)	—	(0.02)	(0.00)[2]
Capital gains	(0.82)	(0.17)	(0.25)	(0.64)	(0.42)
Total distributions	(0.96)	(0.20)	(0.25)	(0.66)	(0.42)
Net increase (decrease) in net asset value	(0.57)	3.36	1.15	(2.04)	3.74
Net Asset Value at end of period	$16.54	$17.11	$13.75	$12.60	$14.64
Total Return (%)[3]	2.28	26.09	11.26	(10.08)	39.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,298,743	$987,984	$376,668	$274,918	$286,235
Ratios of expenses to average net assets (%)	0.80	0.81	0.84	0.85	0.85
Ratio of net investment income to average net assets (%)	0.87	0.41	0.28	(0.04)	(0.01)
Portfolio turnover (%)[4]	17	16	10	24	24

1Per share amounts have been calculated using the average shares method.

2Amounts represent less than $(0.005) per share.

3Total return without applicable sales charge.

4Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Mid Cap Fund
	Class R6
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$17.60	$14.15	$12.94	$15.04	$11.19
Income from Investment Operations:
Net investment income	0.18 [1]	0.08 [1]	0.04	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.23	3.60	1.42	(1.43)	4.27
Total from investment operations	0.41	3.68	1.46	(1.42)	4.29
Less Distributions From:
Net investment income	(0.15)	(0.06)	—	(0.04)	(0.02)
Capital gains	(0.82)	(0.17)	(0.25)	(0.64)	(0.42)
Total distributions	(0.97)	(0.23)	(0.25)	(0.68)	(0.44)
Net increase (decrease) in net asset value	(0.56)	3.45	1.21	(2.10)	3.85
Net Asset Value at end of period	$17.04	$17.60	$14.15	$12.94	$15.04
Total Return (%)[2]	2.36	26.18	11.43	(10.07)	39.20
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$368,499	$329,471	$114,320	$88,723	$105,878
Ratios of expenses to average net assets (%)	0.72	0.73	0.76	0.77	0.77
Ratio of net investment income to average net assets (%)	1.01	0.48	0.37	0.05	0.14
Portfolio turnover (%)[3]	17	16	10	24	24

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Small Cap Fund
	Class A
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$11.75	$8.56	$9.22	$15.55	$11.04
Income from Investment Operations:
Net investment income	(0.01)[1]	(0.03)[1]	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.36)	3.25	(0.14)	(2.81)	5.46
Total from investment operations	(0.37)	3.22	(0.18)	(2.86)	5.37
Less Distributions From:
Net investment income	—	—	—	—	—
Capital gains	(1.08)	(0.03)	(0.48)	(3.47)	(0.86)
Total distributions	(1.08)	(0.03)	(0.48)	(3.47)	(0.86)
Net increase (decrease) in net asset value	(1.45)	3.19	(0.66)	(6.33)	4.51
Net Asset Value at end of period	$10.30	$11.75	$8.56	$9.22	$15.55
Total Return (%)[2]	(3.84)	37.67	(1.94)	(23.74)	50.17
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,305	$4,014	$3,275	$3,417	$4,847
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	1.35	1.35	1.35	1.35	1.39
After waiver of expenses by Adviser (%)	1.35	1.35	1.35	1.35	1.38
Ratio of net investment income to average net assets:
Before reimbursement of expenses by Advisor (%)	(0.10)	(0.25)	(0.42)	(0.52)	(0.67)
After reimbursement of expenses by Advisor (%)	(0.10)	(0.25)	(0.42)	(0.52)	(0.66)
Portfolio turnover (%)[3]	35	39	39	41	44

1Per share amounts have been calculated using the average shares method.

2Total return without applicable sales charge.

3Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Small Cap Fund
	Class Y
	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value at beginning of period	$11.99	$8.71	$9.35	$15.69	$11.11
Income from Investment Operations:
Net investment income	0.02 [1]	0.00 [1,2]	(0.02)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.38)	3.31	(0.14)	(2.84)	5.51
Total from investment operations	(0.36)	3.31	(0.16)	(2.87)	5.44
Less Distributions From:
Net investment income	(0.01)	—	—	0.00 [2]	—
Capital gains	(1.08)	(0.03)	(0.48)	(3.47)	(0.86)
Total distributions	(1.09)	(0.03)	(0.48)	(3.47)	(0.86)
Net increase (decrease) in net asset value	(1.45)	3.28	(0.64)	(6.34)	4.58
Net Asset Value at end of period	$10.54	$11.99	$8.71	$9.35	$15.69
Total Return (%)[3]	(3.70)	38.06	(1.69)	(23.55)	50.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$142,717	$168,664	$143,591	$166,238	$253,625
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.15
After waiver of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.14
Ratio of net investment income to average net assets:
Before reimbursement of expenses by Advisor (%)	0.15	0.004	(0.17)	(0.27)	(0.42)
After reimbursement of expenses by Advisor (%)	0.15	0.004	(0.17)	(0.27)	(0.40)
Portfolio turnover (%)[5]	35	39	39	41	44

1Per share amounts have been calculated using the average shares method.

2Amounts represent less than $(0.005) per share.

3Total return without applicable sales charge.

4Amounts represent less than 0.01%.

5Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	Small Cap Fund
	Class I
	Year Ended October 31,				Period
					Ended
					October 31,
	2025	2024	2023	2022	20211
Net Asset Value at beginning of period	$12.02	$8.72	$9.36	$15.70	$14.41
Income from Investment Operations:
Net investment income	0.03 [2]	0.01 [2]	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.37)	3.32	(0.15)	(2.83)	1.32
Total from investment operations	(0.34)	3.33	(0.16)	(2.85)	1.29
Less Distributions From:
Net investment income	(0.02)	—	—	(0.02)	—
Capital gains	(1.058)	(0.03)	(0.48)	(3.47)	—
Total distributions	(1.10)	(0.03)	(0.48)	(3.49)	—
Net increase (decrease) in net asset value	(1.44)	3.30	(0.64)	(6.34)	1.29
Net Asset Value at end of period	$10.58	$12.02	$8.72	$9.36	$15.70
Total Return (%)[3]	(3.50)	38.24	(1.58)	(23.52)	8.95	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,508	$14,828	$11,925	$13,863	$21,868
Ratios of expenses to average net assets (%)	1.00	1.00	1.00	1.00	1.00	[5]
Ratio of net investment income to average net assets (%)	0.25	0.10	(0.07)	(0.16)	(0.36)[5]
Portfolio turnover (%)[6]	35	39	39	41	44	[4]

1Class I shares commenced investment operations on February 26, 2021

2Per share amounts have been calculated using the average shares method.

3Total return without applicable sales charge.

4Not annualized.

5Annualized.

6Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	Small Cap Fund
	Class R6
	Year Ended October 31,			Period
				Ended
				October 31,
	2025	2024	2023	20221
Net Asset Value at beginning of period	$12.05	$8.74	$9.36	$11.30
Income from Investment Operations:
Net investment income	0.03 [2]	0.02 [2]	—	0.00 [3]
Net realized and unrealized gain (loss) on investments	(0.36)	3.32	(0.14)	(1.94)
Total from investment operations	(0.33)	3.34	(0.14)	(1.94)
Less Distributions From:
Net investment income	(0.03)	—	—	—
Capital gains	(1.08)	(0.03)	(0.48)	—
Total distributions	(1.11)	(0.03)	(0.48)	—
Net increase (decrease) in net asset value	(1.44)	3.31	(0.62)	(1.94)
Net Asset Value at end of period	$10.61	$12.05	$8.74	$9.36
Total Return (%)[4]	(3.41)	38.27	(1.46)	(17.17)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$661	$498	$220	$161
Ratios of expenses to average net assets (%)	0.92	0.92	0.92	0.92 [6]
Ratio of net investment income to average net assets (%)	0.29	0.16	(0.01)	(0.06)[6]
Portfolio turnover (%)[7]	35	39	39	41 [5]

1Class R6 shares commenced investment operations on February 28, 2022

2Per share amounts have been calculated using the average shares method.

3Amounts represent less than $(0.005) per share.

4Total return without applicable sales charge.

5Not annualized.

6Annualized.

7Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2025

Notes to Financial Statements

1.	ORGANIZATION

Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers the following funds (individually, a “Fund,” collectively, the “Funds”), with the share classes listed:

Fund	Share Class(es) Offered
Conservative Allocation[1]	Class A
Moderate Allocation[1]	Class A
Aggressive Allocation[1]	Class A
Diversified Income[1]	Class A
Tax-Free National	Class Y
High Quality Bond	Class Y, Class I
Core Bond	Class A, Class Y, Class I, Class R6
Covered Call & Equity Income	Class A, Class Y, Class I, Class R6
Dividend Income	Class A, Class Y, Class I, Class R6
Large Cap[2]	Class A, Class Y, Class I, Class R6
Mid Cap	Class A, Class Y, Class I, Class R6
Small Cap	Class A, Class Y, Class I, Class R6

1	The Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds are collectively referred to herein as the “Allocation Funds”.

2	Prior to February 28, 2025 Madison Large Cap Fund was known as Madison Investors Fund.

Each Class of shares represents an interest in the net assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each Class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses; is subject to its own sales charge, if any; and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that Class or other Class-specific matters.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), the Funds’ investment adviser.

Class C to Class A Share Conversion: At the close of business on February 14, 2025, outstanding Class C shares of the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Diversified Income Fund and Madison Covered Call & Equity Income Fund converted into Class A shares of each respective fund, and Class C shares of the Trust were terminated. The conversion occurred on a tax-free basis, and the cash value of a shareholder’s investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.

The following table summarizes the number of Class C shares converted and their aggregate net asset value, as well as the number of Class A shares issued and their aggregate net asset value as a result of the conversion:

Fund Name	Class C Shares Converted	Net Asset Value of Class C Shares ($)	Class A Shares Issued	Net Asset Value of Class A Shares ($)
Madison Conservative Allocation Fund	1,224,716	$12,241,040	1,246,212	$12,241,040
Madison Moderate Allocation Fund	510,593	$5,597,427	506,779	$5,597,427
Madison Aggressive Allocation Fund	189,757	$2,147,894	182,590	$2,147,894
Madison Diversified Income Fund	1,567,573	$20,357,136	1,587,412	$20,357,136
Madison Covered Call & Equity Income Fund	1,686,584	$12,930,531	1,464,867	$12,930,531

Within the Statements of Changes in Net Assets, the conversion from Class C Shares is reflected in Shares redeemed and the conversion to Class A shares is reflected in Shares sold. The conversion did not result in a change in the net assets of the Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies (ASC 946).

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and Exchange-traded funds (“ETFs”), listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the last available bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services approved by the Trust may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset- backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time, on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair market value, are appraised at their fair values as determined in good faith by the Pricing Committee ( the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

Rule 2a-5 under the 1940 Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits a board of trustees to designate a fund’s investment adviser as valuation designee to perform a fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee a fund’s investment adviser fair value determinations. The Board has designated the Funds’ investment adviser as Valuation Designee and the Valuation Designee has delegated valuation decisions to the Committee.

A Fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and a time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Segment Reporting: During the reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of their respective operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Management Committee of the Trust’s Investment Adviser acts as the CODM. Each Fund within the Trust represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of a Fund’s total returns, expense ratios, changes in net assets resulting from operations, subscriptions and redemptions and profitability to the Investment Adviser, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and peers to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Share Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

Foreign Currency Transactions: The Funds’ books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

The Funds may invest in foreign currency transactions. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments”. As of October 31, 2025, none of the Funds had entered into foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The Funds may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year October 31, 2025, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Funds’ custodian in an amount equal to the value of the Funds’ total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Funds’ commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund may segregate cash or other liquid securities, of any type or maturity, equal in value to the Funds’ commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. At October 31, 2025, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

3.	FAIR VALUE MEASUREMENTS

Each Fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2025 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2025, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2025, in valuing the Funds’ investments carried at fair value (please see the portfolio of Investments for each fund for a listing of all securities within each category):

Fund[1]	Level 1	Level 2	Level 3	Value at 10/31/25
Conservative Allocation
Exchange Traded Funds	$17,990,665	$—	$—	$17,990,665
Investment Companies	18,193,552	—	—	18,193,552
Short-Term Investments	5,151,731	—	—	5,151,731
	41,335,948	—		41,335,948
Moderate Allocation
Exchange Traded Funds	54,845,236	—	—	54,845,236
Investment Companies	30,482,321	—	—	30,482,321
Short-Term Investments	10,404,396	—	—	10,404,396
	95,731,953	—	—	95,731,953
Aggressive Allocation
Exchange Traded Funds	39,795,678	—	—	39,795,678
Investment Companies	13,668,972	—	—	13,668,972
Short-Term Investments	6,981,001	—	—	6,981,001
	60,445,651	—	—	60,445,651
Diversified Income
Commercial Mortgage-Backed Securities	—	—	—
Exchange Traded Funds	115,300,575	—	—	115,300,575
Mortgage Backed Securities	—	5,623		5,623
Short-Term Investments	6,440,017	—	—	6,440,017
	121,740,592	5,623		121,746,215
Tax-Free National
Municipal Bonds	—	18,612,481	—	18,612,481
	—	18,612,481	—	18,612,481
High Quality Bond
Corporate Notes and Bonds	—	20,543,639	—	20,543,639
Foreign Corporate Bonds	—	758,878	—	758,878
U.S. Government and Agency Obligations	—	38,425,037	—	38,425,037
Short-Term Investments	308,410	—	—	308,410
	308,410	59,727,554	—	60,035,964

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

Fund[1]	Level 1	Level 2		Level 3	Value at 10/31/25
Core Bond
Asset Backed Securities	$—	$4,392,447	$	$—	$4,392,447
Collateralized Mortgage Obligations	—	11,136,168		—	11,136,168
Commercial Mortgage-Backed Securities	—	3,291,162		—	3,291,162
Corporate Notes and Bonds	—	53,527,400		—	53,527,400
Foreign Corporate Bonds	—	5,048,771		—	5,048,771
Mortgage Backed Securities	—	77,873,795		—	77,873,795
U.S. Government and Agency Obligations	—	63,417,822		—	63,417,822
Short-Term Investments	3,472,276	—		—	3,472,276
	3,472,276	218,687,565		—	222,159,841
Covered Call & Equity Income
Assets:
Common Stocks	161,600,962	—		—	161,600,962
Short-Term Investments	37,496,193	—		—	37,496,193
	199,097,155	—		—	199,097,155
Liabilities:
Options	(2,433,503)	—		—	(2,433,503)
	(2,433,503)	—		—	(2,433,503)
Dividend Income
Common Stocks	110,180,139	—		—	110,180,139
Short-Term Investments	1,606,846	—		—	1,606,846
	111,786,985	—		—	111,786,985
Large Cap
Common Stocks	353,809,322	—		—	353,809,322
Short-Term Investments	2,433,500	—		—	2,433,500
	356,242,822	—		—	356,242,822
Mid Cap
Common Stocks	2,039,042,392	—		—	2,039,042,392
Short-Term Investments	117,012,767	—		—	117,012,767
	2,156,055,159	—		—	2,156,055,159
Small Cap
Common Stocks	151,211,999	—		—	151,211,999
Short-Term Investments	8,110,219	—		—	8,110,219
	159,322,218	—		—	159,322,218

[1]	See respective Portfolio of Investments for underlying holdings in each fund. For additional information on the Underlying Funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each Underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

4.	DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a Fund’s financial position and results of operations. As of October 31, 2025, the Covered Call & Equity Income Fund has not offset any of the positions and the positions are presented gross on the Statements of Assets and Liabilities.

The following table presents the types of derivatives in the Fund by location and as presented on the Statements of Assets and Liabilities as of October 31, 2025.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments

		Asset Derivatives		Liability Derivatives
Fund	Underlying Risk	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Covered Call & Equity Income	Equity	Options Purchased	$–	Options Written	$(2,433,503)

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended October 31, 2025.

Fund	Underlying Risk	Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Covered Call & Equity Income
	Equity	Option Purchased	$(999,854)	$—
	Equity	Option Written	9,147,732	434,150
Total			8,147,878	434,150

The average volume (based on the open positions at each month-end) of derivative activity during the year ended October 31, 2025.

	Options Purchased Contracts[1]	Options Written Contracts[1]
Covered Call & Equity Income	$–	$18,161

[1]	Number of Contracts

There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended October 31, 2025.

5.	ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of October 31, 2025:

Fund	Management Fee
Conservative Allocation	0.20%
Moderate Allocation	0.20%
Aggressive Allocation	0.20%
Diversified Income[1]	0.20%
Tax-Free National	0.40%
High Quality Bond	0.30%
Core Bond[2]	0.25%
Covered Call & Equity Income	0.85%
Dividend Income[1]	0.70%
Large Cap[1]	0.70%
Mid Cap[1]	0.75%
Small Cap[1]	0.89%

1	The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
2	Effective September 2, 2025, Madison agreed to reduce its management fee for the Fund from 0.39% to 0.25% in conjunction with eliminating the Fund’s breakpoints.

Administrative Services Agreement. In addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from each Fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, the Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund.

During the year October 31, 2025, the Funds and their respective share classes were charged the following fees under the Administrative Services Agreement.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

Fund	Class A	Class C	Class Y	Class I	Class R6
Conservative Allocation	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	N/A	N/A	N/A
Diversified Income	0.20%	0.20%	N/A	N/A	N/A
Tax-Free National	N/A	N/A	0.20%[1]	N/A	N/A
High Quality Bond	N/A	N/A	0.19%	0.10%	N/A
Core Bond	0.20%	N/A	0.20%	0.10%	0.02%
Covered Call & Equity Income	0.15%	0.15%	0.15%	0.10%	0.02%
Dividend Income	0.20%	N/A	0.20%	0.10%	0.02%
Large Cap	0.20%	N/A	0.20%	0.10%	0.02%
Mid Cap	0.20%[2]	N/A	0.20%	0.10%	0.02%
Small Cap	0.20%	N/A	0.20%	0.10%	0.02%

1	Effective September 2, 2025, Madison agreed to reduce its administrative services fee for the Fund from 0.35% to 0.20%.
2	Effective September 2, 2025, Madison agreed to reduce its administrative services fee for the Fund from 0.40% to 0.20%.

Expenses that are not included under this fee agreement are paid directly by the Funds. See “Other Expenses”.

Shareholder Service and Distribution Plans (Rule 12b-1). The Trust has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act. These plans permit the applicable share classes to pay for distribution of their shares and servicing of their shareholders out of funds’ assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below:

Shareholder Service Fees (Class A). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A of each of the Funds. Under the terms of these plans, each Fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that Fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the Funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Front-end sales charges do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges collected and retained for the year ended October 31, 2025, were as follows:

	Amount Collected	Amount Retained
Fund	Class A	Class A
Conservative Allocation	$9,042	$1,166
Moderate Allocation	35,600	4,367
Aggressive Allocation	27,701	3,422
Diversified Income	36,236	4,512
Core Bond	4,832	621
Covered Call & Equity Income	60,092	6,454
Dividend Income	17,751	2,250
Large Cap	40,302	5,162
Mid Cap	56,593	7,038
Small Cap	4,310	482
	292,460	35,475

Other Expenses: The Funds are responsible for paying: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with Fund transactions, interest or fees in connection with Fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, if any (iii) acquired Fund fees, if any, (iv) any extraordinary or nonrecurring expenses (such as overdraft fees or expenses relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes), and (v) Independent Trustee compensation, including Lead Independent Trustee compensation.

In addition, effective September 2, 2025, the Funds are also responsible for paying the following fees and expenses directly: (a) Independent Trustee legal counsel fees, (b) out of pocket and incidental expenses incurred by Independent Trustees (e.g., travel expenses), (c) costs related to technology solutions requested by the Independent Trustees to assist them with the performance of their functions as Board members, and (d) Independent Trustee education and training costs and expenses.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated from the Funds.

6.	DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, Tax-Free National, Core Bond and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap, Mid Cap, and Small Cap Funds declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

7.	SECURITIES TRANSACTIONS

For the year ended October 31, 2025, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$11,839,405	$19,676,226
Moderate Allocation	—	—	33,096,598	44,920,280
Aggressive Allocation	—	—	23,528,081	27,235,299
Diversified Income	—	81	30,418,260	49,356,320
Tax-Free National	—	—	3,057,534	1,663,417
High Quality Bond	9,003,942	10,081,533	6,164,292	7,223,383
Core Bond	45,351,683	14,217,102	10,654,813	5,727,862
Covered Call & Equity Income	—	—	134,370,132	154,625,971
Dividend Income	—	—	24,253,558	62,513,840
Large Cap	—	—	82,694,541	139,678,605
Mid Cap	—	—	593,827,780	349,413,351
Small Cap	—	—	57,569,295	75,104,379

8.	COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) “naked” or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 4 for information on derivatives.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

9.	FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund and Covered Call & Equity Income Fund (for the purposes of this Note, the “Funds”), may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

During the year ended October 31, 2025, the Fund did not enter into any futures contracts.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give Core Bond Fund and Covered Call & Equity Income Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Funds obtain the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Funds’ assets. By writing a call option, the Funds become obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Funds intend to purchase. However, the Funds become obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

During the year ended October 31, 2025, the Funds did not enter into any options on futures contracts.

10.	FOREIGN SECURITIES

Each Fund, other than the Tax-Free National Fund, may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, and foreign money market securities.

Certain of the Funds have reclaims receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

11.	SECURITIES LENDING

The Board of Trustees has authorized the Funds to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Funds do not have a master netting agreement.

As of October 31, 2025, the aggregate fair value of securities on loan for the Trust was $57,035,691. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in US treasuries or other US government securities. See below for fair value on loan and collateral breakout for each Fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Fund	Market Value	Cash Collateral[1]	Non-Cash Collateral[1]
Conservative Allocation	$3,820,164	$3,909,315	$—
Moderate Allocation	7,533,288	7,654,101	35,998
Aggressive Allocation	5,302,079	5,417,816	—
Diversified Income	11,633,694	5,468,070	6,422,927
High Quality Bond	164,747	168,128	—
Core Bond	780,182	797,228	—
Large Cap	13,969,527	—	17,789,972
Mid Cap	13,832,010	13,984,447	—

1 Collateral represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior day’s market value for securities loaned.

The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the Funds cannot repledge or resell this collateral.

	Remaining Contractual Maturity of the Agreements As of October 31, 2025
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 Days	Total
Securities Lending Transactions[1]
Conservative Allocation Fund
Common Stocks	$3,909,315	$—	$—	$—	$3,909,315
Total Borrowings	$3,909,315	$—	$—	$—	$3,909,315
Gross amount of recognized liabilities for securities lending transactions					$3,909,315
Moderate Allocation Fund
Common Stocks	$7,654,101	$—	$—	$—	$7,654,101
Total Borrowings	$7,654,101	$—	$—	$—	$7,654,101
Gross amount of recognized liabilities for securities lending transactions					$7,654,101
Aggressive Allocation Fund
Common Stocks	$5,417,816	$—	$—	$—	$5,417,816
Total Borrowings	$5,417,816	$—	$—	$—	$5,417,816
Gross amount of recognized liabilities for securities lending transactions					$5,417,816
Diversified Income Fund
Common Stocks	$5,468,070	$—	$—	$—	$5,468,070
Total Borrowings	$5,468,070	$—	$—	$—	$5,468,070
Gross amount of recognized liabilities for securities lending transactions					$5,468,070
High Quality Bond Fund
U.S. Government and Agency Obligations	$168,128	$—	$—	$—	$168,128
Total Borrowings	$168,128	$—	$—	$—	$168,128
Gross amount of recognized liabilities for securities lending transactions					$168,128

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

	Remaining Contractual Maturity of the Agreements As of October 31, 2025
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 Days	Total
Core Bond Fund
Corporate Notes and Bonds	$797,228	$—	$—	$—	$797,228
Total Borrowings	$797,228	$—	$—	$—	$797,228
Gross amount of recognized liabilities for securities lending transactions					$797,228
Mid Cap Fund
Common Stocks	$13,984,447	$—	$—	$—	$13,984,447
Total Borrowings	$13,984,447	$—	$—	$—	$13,984,447
Gross amount of recognized liabilities for securities lending transactions					$13,984,447

1 Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

12.	FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2025. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2022 through October 31, 2025.

The tax character of distributions paid during the years ended October 31, 2025 and 2024 were as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	2025	2024	2025	2024	2025	2024
Conservative Allocation	$—	$—	$1,042,149	$1,074,392	$—	$—
Moderate Allocation	—	—	2,091,181	2,016,050	1,133,966	—
Aggressive Allocation	—	—	1,024,095	1,011,225	1,176,201	—
Diversified Income	—	—	5,468,076	8,486,392	1,351,312	16,630,770
Tax-Free National	466,234	382,340	—	—	—	—
High Quality Bond	—	—	1,914,214	1,686,887	—	—
Core Bond	—	—	7,773,718	6,762,252	—	—
Covered Call & Equity Income	—	—	16,819,330	19,804,162	—	—
Dividend Income	—	—	2,013,727	3,452,332	14,873,717	7,215,772
Large Cap	—	—	2,742,371	3,348,138	21,601,068	25,450,814
Mid Cap	—	—	15,185,125	3,892,595	94,200,331	9,366,219
Small Cap	—	—	—	—	16,937,221	522,295

As of October 31, 2025, the components of distributable earnings on a tax basis were as follows:

Fund	Tax Exempt Income	Income Ordinary	Long-Term Capital Gain
Conservative Allocation*	$—	$163,733	$—
Moderate Allocation	—	1,242,933	3,228,867
Aggressive Allocation*	—	514,759	2,303,252
Diversified Income*	—	—	85,490
Tax-Free National*	6,715	—	—
High Quality Bond*	—	186,662	—
Core Bond*	—	374,667	—
Covered Call & Equity Income	—	6,713,038	—
Dividend Income*	—	205,974	10,324,671
Large Cap*	—	1,111,867	21,864,255
Mid Cap	—	9,387,316	55,858,959
Small Cap*	—	—	14,128,465

*The difference between the accumulated distributable earnings on the Statements of Assets and Liabilities and the components of distributable earnings on a tax basis is due to Other temporary differences not included on this table.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

For federal income tax purposes, the Funds listed below have capital loss carryforwards as October 31, 2025, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Conservative Allocation	$1,401,646	$—
Tax-Free National	—	58,418
High Quality Bond	337,139	5,734,598
Core Bond	529,719	12,790,962

The loss carryovers for Core Bond Fund include losses from prior-year mergers. The utilization of these inherited losses are subject to an annual limitation.

For the year October 31, 2025, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Conservative Allocation	$869,759
High Quality Bond	1,972
Core Bond Fund	50,807
Dividend Income	118,226

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the Funds so elect.

Amount deferred is as follows:

Amount Deferred
Small Cap	$130,173

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2025, none of the Funds elected to defer post- October losses.

At October 31, 2025, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for each Fund, were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$2,275,651	$(1,595,689)	$679,962
Moderate Allocation	11,228,390	(2,303,900)	8,924,490
Aggressive Allocation	9,516,558	(803,826)	8,712,732
Diversified Income	4,782,547	(1,348,795)	3,433,752
Tax-Free National	147,781	(291,538)	(143,757)
High Quality Bond	765,875	(271,443)	494,432
Core Bond	2,600,148	(8,542,230)	(5,942,082)
Covered Call & Equity Income	3,991,817	(36,679,974)	(32,688,157)
Dividend Income	31,354,896	(2,822,700)	28,532,196
Large Cap	172,046,568	(2,227,244)	169,819,324
Mid Cap	494,241,907	(72,799,921)	421,441,986
Small Cap	42,012,697	(9,991,556)	32,021,141

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities (TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2025, reclassifications were recorded as follows:

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)
Conservative Allocation	$—	$2,578	$(2,578)
Moderate Allocation	—	9,046	(9,046)
Aggressive Allocation	—	6,925	(6,925)
Diversified Income	219,796	683,115	(902,911)
Tax-Free National	—	(54)	54
Core Bond Fund	—	(179,040)	179,040
Covered Call & Equity Income	—	12,907,975	(12,907,975)
Dividend Income	—	(1)	1
Mid Cap	—	(1,254,350)	1,254,350
Small Cap	(71,450)	(203,511)	274,961

13.	CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

Slowing global economic growth, the risks associated with U.S. trade and tariff policies, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

The Funds may be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed- income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a Fund that does not invest in derivatives.

The Tax-Free National Fund invests in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Fund. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Fund to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund and Covered Call & Equity Income Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

Madison Funds | October 31, 2025

Notes to Financial Statements-continued

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the fair value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

14.	CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, including the Madison Funds and Madison ETFs Trust, (the “Affiliated Underlying Funds”), which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies. Historical financial information regarding the Affiliated Underlying Funds is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2025 follows:

Madison Funds | October 31, 2025

Notes to Financial Statements-concluded

Fund/Underlying Fund	Beginning value as of 10/31/2024	Gross Additions	Gross Sale	Realized Gross (loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/2025	Shares	Dividend Income	Distributions Received[11]
Conservative Allocation Fund
Madison Core Bond Fund Class R6	$16,747,681	$–	$(251,117)	$(52,980)	$425,141	$16,868,725	1,849,641	$648,232	$—
Madison Large Cap Fund Class R6	3,022,004	647,654	(2,174,662)	306,855	(477,024)	1,324,827	45,511	25,477	172,177

Totals	$19,769,685	$647,654	$(2,425,779)	$253,875	$(51,883)	18,193,552	1,895,152	$673,709	$172,177

Moderate Allocation Fund
Madison Core Bond Fund Class R6	23,353,112	400,000	—	—	526,707	24,279,819	2,662,261	912,403	—
Madison Large Cap Fund Class R6	11,588,254	1,293,419	(6,123,902)	1,175,282	(1,730,551)	6,202,502	213,071	89,378	604,041

Totals	$34,941,366	$1,693,419	$(6,123,902)	$1,175,282	$(1,203,844)	30,482,321	2,875,332	$1,001,781	$604,041

Aggressive Allocation Fund
Madison Core Bond Fund Class R6	7,101,233	596,906	—	—	174,615	7,872,754	863,241	293,340	—
Madison Large Cap Fund Class R6	8,705,111	855,696	(3,336,495)	582,654	(1,010,748)	5,796,218	199,114	68,404	462,292

Totals	$15,806,344	$1,452,602	$(3,336,495)	$582,654	$(836,133)	13,668,972	1,062,355	$361,744	$462,292

Diversified Income Fund
Madison Aggregate Bond ETF	23,903,730	—	(5,603,208)	35,145	154,833	18,490,500	900,000	1,053,139	32,759
Madison Covered Call ETF	30,897,224	—	(11,369,655)	(1,045,269)	(300,087)	18,182,213	985,000	994,500	657,324
Madison Dividend Value ETF	24,090,000	758,363	(2,806,563)	322,875	409,815	22,774,490	1,010,000	456,829	—
Madison Short-Term Strategic Income ETF	29,390,981	—	(1,541,703)	36,641	202,019	28,087,938	1,362,500	1,480,341	—

Totals	$108,281,935	$758,363	$(21,321,129)	$(650,608)	$466,580	87,535,141	4,257,500	$3,984,809	$690,083

1 Distributions received include distributions from capital gains from the Underlying Funds.

15.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Madison Funds | October 31, 2025

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Madison Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Madison Funds (the “Funds”) comprising the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Diversified Income Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Covered Call & Equity Income Fund, Madison Dividend Income Fund, Madison Large Cap Fund (formerly Madison Investors Fund), Madison Mid Cap Fund, and Madison Small Cap Fund, including the portfolios of investments as of October 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Madison Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, IL

December 23, 2025

We have served as the auditor of one or more Madison Funds investment companies since 2009.

Madison Funds | October 31, 2025

Statement Regarding Basis for Approval of Investment Advisory Contract

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Madison Funds (the “Trust”) held on August 19, 2025, the Board, and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement (the “Agreement”) between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “Fund” and together, the “Funds”).

Prior to the meeting, the Independent Trustees received and considered information from the Adviser designed to provide them with the information necessary to evaluate the Agreement. Before voting to approve the Agreement, the Independent Trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the Independent Trustees’ consideration of the approval of the Agreement. This information, togeth- er with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determination.

In determining whether to approve the Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by the Adviser with respect to the Fund; (2) the Fund’s historical performance compared to relevant benchmarks and peer groups; (3) the Fund’s management fee and overall expense ratio compared to relevant peer groups; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the manage- ment fee for each Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to the Adviser resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by rep- resentatives of the Adviser and the supporting materials provided at the August 19, 2025 meeting, the Board concluded that the Agreement, as it relates to each Fund, is fair and reasonable in light of the services the Adviser performs, the management fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that the Adviser provides under the Agreement, noting that such services include but are not limited to investing each Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of each Fund. The Trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, and the Adviser’s resources and compliance structure, includ- ing information regarding its compliance program and compliance record, and the Trustees’ familiarity with the Adviser due to the Adviser’s long history of providing investment management services to the Funds. The Trustees also discussed the quality of services provided to the Trust by its transfer agent, sub-administrator, and custodian as well as the various administrative services provided by the Adviser pursuant to a separate administrative services agreement (the “Services Agreement”). The Trustees concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of such management services is satisfactory.

Fund Historical Performance and the Overall Performance of Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Trustees reviewed the performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The Trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objec- tives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They noted the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context. They reviewed both long-term and short-term performance and consid- ered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time and considered that a different performance period could generate significantly different results. Further, they noted that long-term perfor- mance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

Madison Funds | October 31, 2025

Statement Regarding Basis for Approval of Investment Advisory Contract - continued

The Trustees also noted that on a quarterly basis, they review detailed information for each Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, they considered the Adviser’s quar- terly portfolio commentary and discussion of each Fund’s performance, as well as the overviews provided by the Adviser’s Invest- ment Strategy and Oversight Committee. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Trustees noted the type of market environments that favor the Funds’ strategies and discussed the Funds’ performance in such market environments. Representatives of the Adviser discussed with the Trustees the methodology for arriving at benchmark indices and peer groups used for performance comparisons which, with respect to peer groups, followed the same process used the last time the Trustees reviewed and approved the Agreement. The Trustees also considered that sometimes, the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy.

Based on their review, the Trustees determined that, given the totality of the above factors and considerations, each Fund’s overall investment performance had been satisfactory.

Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the Trustees reviewed the expense ratios for a va- riety of other funds in each Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology in terms of peer group selection used the last time the Trustees reviewed and approved the Agreement. The Trustees considered these comparisons in determining whether the management fee charged to each Fund under the Agreement applicable to such Fund was disproportionately large under the so-called “Gartenberg” standard tradition- ally used by investment company boards in connection with advisory contract renewal considerations. The Trustees noted that the Adviser or its affiliates provide investment management services to other investment company and/or non-investment company clients and acknowledged that the Adviser believes the management fees charged to such other clients are not comparable to the management fees paid by the Funds due to the difference in services provided and the different regulatory requirements of the Funds. Therefore, the Trustees did not consider comparative fee information for the Adviser’s other clients.

The Trustees compared each Fund’s total expense ratio and management fee to those of comparable funds with similar investment objectives and strategies. The Trustees noted the relatively simple expense structure maintained by the Trust, which consists of a management fee and a capped administrative services fee. The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees also considered the proposed reduction in the MF Core Bond Fund management fee from 0.39% to 0.25% of the Fund’s average daily net assets. The Trustees noted that in connection with this fee reduction, the existing fee breakpoint structure will be removed, but determined that the reduced management fee is more beneficial to shareholders than the higher management fee with the possibility for breakpoints, given the 0.25% management fee is lower than the management fee floor that could have been achieved with breakpoints.

With regard to the administrative services provided by the Adviser under the Services Agreement, the Trustees acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of the Funds and that such compensa- tion does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Trustees recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment management fees earned. In this regard, the Trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules. The Trustees also considered the proposed changes to the Services Agreement which would (i) reduce the existing services fee for the MF Mid Cap Fund (Class A shares) from 0.40% to 0.20%, (ii) reduce the existing services fee for the MF Tax-Free National Fund (Class Y shares) from 0.35% to 0.20%, and (iii) shift certain fees and expenses from the Adviser to the Funds so that the Funds would be required to pay the following fees and expenses directly: (a) Independent Trustee legal counsel fees, (b) out of pocket and incidental expenses incurred by Independent Trustees (e.g., travel expenses), (c) costs related to technology solutions requested by the Independent Trustees to assist them with the performance of their functions as Board members, and (d) Independent Trustee education and training costs and expenses (e.g., costs associated with atten- dance at industry conferences). The Trustees concluded that the aggregate effect of the proposed changes on the affected Funds would be immaterial.

In addition, the Trustees recognized that to the extent a Fund invests in other registered investment companies also managed by the Adviser, the Adviser receives investment management fees from both the Fund and the underlying registered investment company. The Trustees were satisfied in this regard that the Adviser provides separate services to each Fund which is operated as a “fund of funds” and the underlying registered investment company in which each such Fund invests in exchange for the fees received.

Madison Funds | October 31, 2025

Statement Regarding Basis for Approval of Investment Advisory Contract - concluded

While recognizing that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the Trustees concluded that the Adviser’s management fee for each Fund is reasonable.

Cost of Advisory Services and Profitability. The Trustees considered the management fee that each Fund pays to the Adviser under the Agreement, as well as the Adviser’s profitability from services rendered to each Fund during the 12-month period ended December 31, 2024. In reviewing costs and profits, the Trustees noted that for some smaller Funds, the salaries of all portfolio management person- nel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facil- ity costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Trustees recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $25.7 billion as of May 31, 2024, and approximately $28.8 billion as of May 31, 2025. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone Fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversi- fied organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients. Following their review, the Trustees concluded that the costs for services provided by, and the level of profitability to, the Adviser was reasonable considering the services provided. The Trustees also considered the effect of the proposed changes to the Services Agreement (as described above) on the Adviser’s profitability, and was satisfied that the changes would not have a material effect on the Adviser’s profitability.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale as Fund assets increase, noting that the management fee schedules for several of the Funds already contain breakpoints. The Trustees noted that at current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable to the Adviser under the Agreement. Based on their review, the Trustees concluded that the current management fees for each Fund were appropriate.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds. The Trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio trans- actions, noting that the Adviser’s soft dollar budget has decreased over time. The Trustees also considered that the Adviser does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the Adviser was incurring its own distribution expenses on behalf of certain Funds. The Trustees considered that the Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that the additional benefits the Adviser receives from its relationship with the Funds are reasonable and appropriate.

Conclusion. The Trustees reached the following conclusions, among others, regarding the Agreement with the Trust: (i) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Agreement; (ii) the Adviser is qualified to manage each Fund’s assets in accordance with the Fund’s investment objective and strategies; (iii) the overall investment performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant bench- mark indices; (iv) each Fund’s management fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (v) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees of the Trust, including the Independent Trustees of the Trust, unanimously approved the renewal of the Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.

Madison Funds | October 31, 2025

Other Information (unaudited)

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the Fund’s website at www.madisonfunds.com or upon request by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended May 30 are available to shareholders, upon request, at no cost by calling 1-800-SEC-0330 on the SEC’s website at www.sec.gov.

TAX INFORMATION

Complete information regarding the Funds’ foreign tax credit pass through to shareholders for the year ended October 31, 2025, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended October 31, 2025, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Percentage
Conservative Allocation	21.95%
Aggressive Allocation	61.77%
Diversified Income	0.80%
Covered Call & Equity Income	19.90%
Dividend Income	100.00%
Large Cap	100.00%
Mid Cap	100.00%

Qualified Dividend Income: For the taxable year ended October 31, 2025, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2025, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount
Conservative Allocation	$124,080
Aggressive Allocation	379,057
Diversified Income	955,180
Covered Call & Equity Income	3,737,949
Dividend Income	2,270,519
Large Cap	6,102,080
Mid Cap	15,225,872

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

The registrant has had no changes in or disagreements with accountants and on accounting and financial disclosure required by Item 304 of Regulation S-K [17 CFR 229.304].

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable..

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The registrant discloses remuneration paid to directors, officers, and others as part of the financial statements included in item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant does not normally hold shareholder meetings. There have been no changes to the registrant’s procedures during the period covered by this report.

Item 16. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

The registrant did not require an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1.

Item 19. Exhibits.

(a)	(1) Code of ethics – See Item 2.

(2) Not applicable.

(3) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

(4) Not applicable.

(5) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Steve J. Fredricks

Steve J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date: December 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan

Patrick F. Ryan, Principal Executive Officer

Date: December 23, 2025

/s/ Greg D. Hoppe

Greg D. Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: December 23, 2025